                                                                   EXHIBIT 10.01





                           EXCLUSIVE LICENSE AGREEMENT


                                 BY AND BETWEEN


                               ATHEROGENICS, INC.

                                       AND

                              SCHERING-PLOUGH LTD.







[*] Certain confidential information contained in this document, marked by an asterisk within brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                TABLE OF CONTENTS
                           EXCLUSIVE LICENSE AGREEMENT

                                                                                                       PAGE
                                                                                                       ----

ARTICLE I - DEFINITIONS..................................................................................1

1.1        AFFILIATE.....................................................................................1
1.2        CALENDAR QUARTER..............................................................................1
1.3        CALENDAR YEAR.................................................................................2
1.4        COMBINATION PRODUCT...........................................................................2
1.5        COMPOUND LIBRARY..............................................................................2
1.6        COST OF GOODS.................................................................................2
1.7        EFFECTIVE DATE................................................................................2
1.9        FIRST COMMERCIAL SALE.........................................................................2
1.9        HRD...........................................................................................2
1.10       HSR ACT.......................................................................................2
1.11       "IMPROVEMENT".................................................................................2
1.13       LICENSED COMPOUND.............................................................................3
1.14       LICENSED PRODUCT(S)...........................................................................3
1.15       LICENSOR KNOW-HOW.............................................................................3
1.16       NDA...........................................................................................4
1.17       NET SALES.....................................................................................4
1.18       PATENT RIGHTS.................................................................................5
1.19       PRIMARY INDICATION............................................................................5
1.20       PROPRIETARY INFORMATION.......................................................................5
1.21       REGULATORY APPROVAL...........................................................................5
1.22       "SECONDARY INDICATION"........................................................................5
1.23       "SUBLICENSEE".................................................................................5
1.24       "TERRITORY"...................................................................................6
1.25       "TERM"........................................................................................6
1.26       US AGREEMENT..................................................................................6
1.27       VALID CLAIM...................................................................................6

ARTICLE II - LICENSE; DISCLOSURE OF INFORMATION; DEVELOPMENT AND COMMERCIALIZATION.......................6

2.1        EXCLUSIVE LICENSE GRANT.......................................................................6
      (a)  License.......................................................................................6
      (a)  Co-Exclusive License to Other Indications.....................................................6
      (c)  Right to Sublicense...........................................................................7
      (d)  Retained Rights...............................................................................7
      (e)  Third Party Agreements........................................................................7
2.2        NON-EXCLUSIVE LICENSE GRANT...................................................................7
2.3        DISCLOSURE OF INFORMATION.....................................................................8

2.4        HSR FILING AND APPROVALS......................................................................8
      (a)  HSR Filing....................................................................................8
      (b)  Licensor's Obligations........................................................................8
      (c)  Additional Approvals..........................................................................9
2.5        JOINT MANAGEMENT COMMITTEE....................................................................9
      (a)  Composition of the JMC........................................................................9
      (b)  JMC Meetings..................................................................................9
      (c)  JMC Responsibilities.........................................................................10
      (d)  Deadlock.....................................................................................10
2.6        SPL'S DEVELOPMENT OBLIGATIONS................................................................10
      (a)  SPL Diligence................................................................................10
      (b)  Opportunity to Cure..........................................................................10
      (c)  Research and Development Activities..........................................................11
      (d)  Licensed Product Registrations; Pricing Reimbursement Approvals..............................11
      (e)  Data.........................................................................................11
      (f)  Assistance by Licensor.......................................................................11
      (g)  Reimbursement of Costs by SPL................................................................12
      (h)  Licensor's Additional Development Obligations................................................12
      (i)  Adverse Event Reporting......................................................................13
2.7        INDEPENDENT DISCOVERIES BY SPL...............................................................13
2.8        EXCUSED PERFORMANCE..........................................................................13
2.9        SUPPLY OF LICENSED COMPOUND/LICENSED PRODUCT.................................................14
2.10       REPORTS......................................................................................14
2.11       NON-COMPETE PROVISION........................................................................14

ARTICLE III - PAYMENTS; ROYALTIES AND REPORTS...........................................................15

3.0        COORDINATION OF PAYMENTS UNDER THE US AGREEMENT..............................................15
3.1        LICENSE FEE..................................................................................15
      (a)  Development Milestones.......................................................................15
      (b)  Sales Milestones.............................................................................16
      (c)  Limitations..................................................................................16
3.3        ROYALTIES....................................................................................17
      (a)  Cap on Royalties Plus Cost of Goods..........................................................17
      (b)  Licensor's Option to Manufacture.............................................................18
      (c)  Royalty Reduction............................................................................18
3.4        THIRD PARTY LICENSES.........................................................................18
3.5        COMPULSORY LICENSES..........................................................................19
3.6        REPORTS AND PAYMENT OF ROYALTY; PAYMENT
           EXCHANGE RATE AND CURRENCY CONVERSIONS.......................................................19
      (a)  Royalties Paid Quarterly.....................................................................19
      (b)  Method of Payment............................................................................19
3.7        MAINTENANCE OF RECORDS; AUDITS...............................................................20
      (a)  Record Keeping by SPL........................................................................20

      (b)  Underpayments/Overpayments...................................................................20
      (c)  Record Keeping by Sublicensee................................................................20
      (d)  Confidentiality..............................................................................20
      (e)  Binding Records..............................................................................21
3.8        INCOME TAX WITHHOLDING.......................................................................21
3.9        DIRECT AFFILIATE LICENSES....................................................................21

ARTICLE IV - PATENTS....................................................................................21

4.1        FILING, PROSECUTION AND MAINTENANCE OF PATENTS...............................................21
4.2        OPTION OF SPL TO PROSECUTE AND MAINTAIN PATENTS..............................................22
4.3        ENFORCEMENT..................................................................................22
      (a)  Notice and Discontinuance of Infringement....................................................22
      (b)  Continuance of Infringement..................................................................23
4.4        THIRD PARTY INFRINGEMENT SUIT................................................................23
      (a)  Defense......................................................................................23
      (b)  Licensing....................................................................................23
4.5        CERTIFICATION UNDER DRUG PRICE COMPETITION
           AND PATENT RESTORATION ACT...................................................................24
4.6        ABANDONMENT..................................................................................24
4.7        PATENT TERM RESTORATION......................................................................24
4.8        NOTICES REGARDING PATENTS....................................................................24

ARTICLE V - CONFIDENTIALITY AND PUBLICATION.............................................................25

5.1        CONFIDENTIALITY..............................................................................25
      (a)  Nondisclosure Obligation.....................................................................25
      (b)  Disclosure to Agents.........................................................................26
      (c)  Disclosure to a Third Party..................................................................26
5.2        PUBLICITY....................................................................................26
5.3        PUBLICATION..................................................................................27

ARTICLE VI - REPRESENTATIONS AND WARRANTIES.............................................................27

6.1        REPRESENTATIONS AND WARRANTIES OF EACH PARTY.................................................27
6.2        LICENSOR'S REPRESENTATIONS...................................................................28
6.3        CONTINUING REPRESENTATIONS...................................................................30
6.4        NO INCONSISTENT AGREEMENTS...................................................................30
6.5        REPRESENTATION BY LEGAL COUNSEL..............................................................30
6.6        ADDITIONAL OBLIGATIONS OF LICENSOR...........................................................30


ARTICLE VII - INDEMNIFICATION AND LIMITATION ON LIABILITY...............................................31

7.1        INDEMNIFICATION BY SPL.......................................................................32
7.2        INDEMNIFICATION BY LICENSOR..................................................................32
7.3        CONDITIONS TO INDEMNIFICATION................................................................32
7.4        SETTLEMENTS..................................................................................33
7.5        LIMITATION OF LIABILITY......................................................................33

7.6        INSURANCE....................................................................................33

ARTICLE VIII - TERM AND TERMINATION.....................................................................33

8.1        TERM AND EXPIRATION..........................................................................33
8.2        TERMINATION BY SPL WITHOUT CAUSE.............................................................33
8.3        TERMINATION UPON CESSATION OF DEVELOPMENT....................................................33
      (a)  Termination by Either Party..................................................................34
      (b)  Termination by Licensor......................................................................34
8.4        TERMINATION..................................................................................34
      (a)  Termination for Cause........................................................................34
      (b)  Effect of Termination for Cause on License...................................................35
           (i) Termination by SPL.......................................................................35
           (ii)Termination by Licensor..................................................................35
           (iii)Effect of Bankruptcy....................................................................35
8.5        EFFECT OF TERMINATION........................................................................35
8.6        REMEDIES FOR BREACH..........................................................................36
8.7        LICENSOR'S RIGHTS ON TERMINATION.............................................................36
8.8        CONCURRENT TERMINATION WITH THE US AGREEMENT.................................................37

ARTICLE IX - MISCELLANEOUS..............................................................................37

9.1        ASSIGNMENT/CHANGE OF CONTROL.................................................................37
      (a)  Assignment...................................................................................37
      (a)  Change of Control............................................................................37
9.2        GOVERNING LAW................................................................................38
9.3        WAIVER.......................................................................................38
9.4        INDEPENDENT RELATIONSHIP.....................................................................38
9.5        EXPORT CONTROL...............................................................................38
9.6        COMPLETE AGREEMENT...........................................................................38
      (a)  Entire Agreement; Amendment..................................................................39
      (b)  Relationship to US Agreement; Controlling Provisions.........................................39
9.7        NOTICES......................................................................................39
9.8        PROVISIONS FOR INSOLVENCY....................................................................40
      (a)  Effect on Licenses...........................................................................40
      (b)  Rights to Intellectual Property..............................................................41
      (c)  SPL's Rights.................................................................................41
      (d)  Deemed Grant of Rights.......................................................................41
      (e)  Security Interests...........................................................................42
9.9        FORCE MAJEURE................................................................................42
9.10       SEVERABILITY.................................................................................42
9.11       COUNTERPARTS.................................................................................42
9.12       CAPTIONS.....................................................................................43
9.13       RECORDING....................................................................................43
9.14       FURTHER ACTIONS..............................................................................43

SCHEDULES

SCHEDULE 1.6               COST OF GOODS
SCHEDULE 1.18              PATENT RIGHTS
SCHEDULE 2.1(E)            THIRD PARTY AGREEMENTS
SCHEDULE 2.6(H)            DEVELOPMENT WORK TO BE PERFORMED BY LICENSOR
SCHEDULE 2.6(I)            ADVERSE EVENT REPORTING PROCEDURES
SCHEDULE 3.2               DEFINITION OF SUCCESSFUL COMPLETION
SCHEDULE 6.2(D)            GOVERNMENT RIGHTS
SCHEDULE 6.2(K)            OTHER VCAM-1 INHIBITORS
SCHEDULE 9.2               ARBITRATION PROVISIONS

                           EXCLUSIVE LICENSE AGREEMENT

         THIS EXCLUSIVE LICENSE AGREEMENT (the "Agreement") is made as of October 22, 1999 by and between ATHEROGENICS, INC., a Georgia corporation having its principal place of business at 8995 Westside Parkway, Alpharetta, Georgia 30004 (hereinafter referred to as "Licensor") and SCHERING-PLOUGH LTD., a corporation organized and existing under the laws of Switzerland and having its principal place of business at Toepferstrasse 5, CH 6004 Lucerne Switzerland (hereinafter referred to as "SPL"). Licensor and SPL are sometimes referred to herein individually as a Party and collectively as the Parties. References to "SPL" and "Licensor" shall include their respective Affiliates (as hereinafter defined).

         WHEREAS, Licensor has developed certain Licensor Know-How and has rights to Patent Rights relating to soluble analogs of probucol, including without limitation the Licensed Compound (each as hereinafter defined); and

         WHEREAS, SPL, together with its Affiliates (as hereinafter defined) possesses extensive capabilities in the development and commercialization of pharmaceutical products on a worldwide basis; and

         WHEREAS, SPL desires to obtain and Licensor is willing to grant to SPL, an exclusive license under the Patent Rights and to use the Licensor Know-How, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, SPL and Licensor hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural, shall have the respective meanings set forth below:

         1.1 "Affiliate" shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, a Party to this Agreement. For purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or the right to receive fifty percent (50%) or more of the profits or earnings of an entity shall be deemed to constitute control. Such other relationship as in fact results in actual control over the management, business and affairs of an entity shall also be deemed to constitute control.

         1.2      "Calendar Quarter" shall mean the respective periods of three
(3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

         1.3      "Calendar Year" shall mean each successive period of twelve
(12) months commencing on January 1 and ending on December 31, for so long as this Agreement is in effect.

         1.4 "Combination Product" shall mean any form or dosage of pharmaceutical composition or preparation in final form for sale by prescription, over-the-counter or any other method and which comprises two (2) or more active ingredients within the same pharmaceutical formulation, at least one (1) of which is Licensed Compound and/or any other compound from the Compound Library.

         1.5 "Compound Library" shall mean the collection of compounds (including, without limitation, the Licensed Compound) which as of the Execution Date is specifically and/or generically covered by one or more claims in U.S. Patent No. 5,262,439, entitled "Soluble Monoesters of Probucol", or any corresponding foreign patents or patent applications. The Compound Library shall include such compounds in any form, including any salt, hydrate or crystalline structure thereof.

         1.6 "Cost of Goods" shall mean SPL's fully allocated manufacturing cost of goods as determined in accordance with Schedule 1.6.

         1.7 "Effective Date" shall mean the next business day following the last to occur of (i) expiration or earlier termination of any notice and waiting period under the HSR Act; or (ii) the date of delivery of fully executed counterparts of this Agreement (the "Execution Date").

         1.8 "First Commercial Sale" shall mean, with respect to any Licensed Product, the first sale by SPL to any third party, not an Affiliate or Sublicensee, of such Licensed Product for an indication for which SPL has obtained Regulatory Approval.

         1.9 "HRD" shall mean a health registration dossier or its equivalent, submitted to a national government or a supranational governmental authority, consisting of the chemical, pharmaceutical and biological documentation; the toxicological and pharmacological documentation; and the clinical documentation respectively, and covering a Licensed Product which is filed in any country outside the United States and which is analogous to a new drug application, product license application or its equivalent filed with the United States Food and Drug Administration seeking approval to market and sell a Licensed Product in the Territory and including, where applicable, applications for pricing, pricing reimbursement approval, labeling and Regulatory Approval.

         1.10 "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         1.11 "Improvement" shall mean any enhancement in the formulation, preparation, presentation, means of delivery, dosage, packaging of, manufacture, or any new or expanded therapeutic indications(s) for, Licensed Product or Licensed Compound, in each case which is developed prior to or during the Term of this Agreement by or on behalf of Licensor.

         1.12     [Section Reserved]

         1.13 "Licensed Compound" shall mean the soluble analog of probucol AGI-1067, having the chemical name butanedioic acid, mono[4-[[1-[3,5-bis(1,1-dimethyethyl)-4-hydroxyphenyl]thio]-1-[methylethylthio]-2,6-bis(1,1-dimethylethyl)-phenyl]ester, and any stereoisomers, salts, hydrates and/or crystalline forms thereof.

         1.14 "Licensed Product(s)" shall mean any form or dosage of pharmaceutical composition or preparation in final form for sale by prescription, over-the-counter or any other method, which contains as an active ingredient the Licensed Compound and/or any other compound from the Compound Library, including, without limitation, Combination Products; provided, however, that Licensed Product shall not include topical dermatological products as described in Section 2.11(c).

         1.15 "Licensor Know-How" shall mean any of Licensor's information and materials specifically relating to the research, development, registration, manufacture, marketing, use or sale of Licensed Compound and/or Licensed Product and/or the Compound Library, and which prior to or during the Term of this Agreement are developed by or at the request of Licensor, or those of its Affiliates involved in the performance of development of Licensed Product under
Article 2, or are in Licensor's or such Affiliates' possession or control through license or otherwise (provided that Licensor is permitted to make disclosure thereof to SPL without violating the terms of any third party agreement), and which are not generally known. Licensor Know-How shall include, without limitation, discoveries, practices, methods, knowledge, Improvements, processes, formulas, data, ideas, skill, experience, inventions, know-how, technology, trade secrets, manufacturing procedures, purification and isolation techniques, instructions, test data and other intellectual property, patentable or otherwise, relating to Licensed Compound, Licensed Product or any Improvements. Licensor Know-How shall also include, without limitation:

         (i) all biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information related thereto;

         (ii) compositions of matter, assays and biological materials specifically relating to development, manufacture, use or sale of any Licensed Compound, Licensed Product or Improvement; and

         (iii) all applications, registrations, licenses, authorizations, approvals and correspondence submitted to or received from any regulatory authorities with jurisdiction in the Territory over an investigational drug containing Licensed

                  Compound and/or Licensed Product (including, without limitation, minutes and meeting notes relating to any communications with any regulatory authority with jurisdiction in the Territory over an investigational drug containing Licensed Compound and/or Licensed Product).

         1.16 "NDA" shall mean a New Drug Application or its equivalent filed with the United States Food and Drug Administration seeking approval to market and sell a Licensed Product in the United States.

         1.17 "Net Sales" shall mean the amounts actually received on all sales of Licensed Product by SPL, its Affiliates or Sublicensees to an unaffiliated third party, and exclusive of intercompany transfers or inter-company sales, less the following reasonable and customary deductions from such gross amounts (to the extent actually taken):

         (i) normal and customary trade, cash and quantity discounts, allowances and credits;

         (ii) credits or allowances actually granted for damaged goods, returns or rejections of Licensed Product and retroactive price reductions;

         (iii) sales taxes, duties or other taxes with respect to such sales (including duties or other governmental charges levied on, absorbed or otherwise imposed on the sale of Licensed Product including, without limitation, value added taxes or other governmental charges otherwise measured by the billing amount, when included in billing);

         (iv) insurance, postage, customs duties and transportation costs, when included in billing;

         (v) charge back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups; and

         (vi) rebates (or equivalents thereof) granted to or charged by national, state or local governmental authorities in countries other than the United States.

In determining Net Sales of a Licensed Product any of the above discounts shall be accounted for and apportioned based on the list price of each such Licensed Product.

         In the event that Licensed Product is sold in the form of a Combination Product containing Licensed Compound and one or more other active ingredients then Net Sales for such Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: A is the invoice price of the Licensed Compound contained in the Combination Product if sold separately by SPL, an Affiliate or Sublicensee and B is the invoice price of any other active component or components in the Combination Product if sold separately by SPL, an Affiliate or Sublicensee. In the event that the Licensed Product is sold in the form of a Combination Product containing one or more active ingredients other than Licensed Compound and one or more such active ingredients of the Combination Product are not sold separately, then the above formula shall be modified such that A shall be the total cost to SPL, its Affiliate or Sublicensee(s) of the Licensed Compound and B shall be the total cost to SPL, its Affiliate or Sublicensee of any other active component or components in the combination.

         1.18 "Patent Rights" shall mean all patents and patent applications in the Territory which during the Term of this Agreement are owned or controlled (with the right to grant sublicenses) by Licensor and which contain one or more claims covering Licensed Compound(s), Licensed Product(s), one or more compounds contained in Compound Library, or any uses, formulations, processes or methods of preparing any of the foregoing, or any Improvements, including, but not limited to, those set forth in Schedule 1.18, any and all substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates or any like filing thereof, and provisional applications of any such patents and patent applications and any international equivalent of any of the foregoing.

         1.19 "Primary Indication" shall mean the treatment and prevention of [ * ].

         1.20 "Proprietary Information" shall mean all other scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing, verbally or electronically, which is provided by one Party to the other Party in connection with this Agreement including, without limitation, Licensor Know-How. When Propriety Information is disclosed in a manner other than in writing, it shall be reduced to written form, marked "Confidential" and transmitted to the receiving Party within twenty (20) business days of disclosure to the receiving Party.

         1.21 "Regulatory Approval" shall mean any approvals, including any NDA's, HRD's, supplements, amendments, pre- and post-approvals, marketing authorizations based upon such approvals (including any prerequisite manufacturing approvals or authorizations related thereto) and labeling approval(s), technical, medical and scientific licenses, registrations or authorizations of any national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Licensed Product(s) and/or Licensed Compound(s) in the Territory.

         1.22     "Secondary Indication" shall mean [ * ]

         1.23 "Sublicensee" shall mean any party not an Affiliate of SPL, which party is authorized by SPL or its Affiliates through express or implied license or consent to import, export, use, distribute, market, promote, offer for sale and sell Licensed Product(s) under Section 2.1(b).

         1.24 "Territory" shall mean the entire world, except for the United States and its territories, possessions and commonwealths.

         1.25 "Term" shall mean the period described in Section 8.1 of the Agreement.

         1.26 "US Agreement" shall mean that certain exclusive license agreement by and between Licensor and Schering Corporation entered into concurrently herewith.

         1.27 "Valid Claim" shall mean a composition of matter claim, or method of use claim (or its equivalent) for the Primary Indication and/or the Secondary Indication, of an issued and unexpired patent in a country in the Territory which covers the Licensed Compound and/or any other compound from the Compound Library, which is included within the Patent Rights, and which (i) has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal; or (ii) has not been abandoned, disclaimed, or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.


                                   ARTICLE II
               LICENSE; DISCLOSURE OF INFORMATION; DEVELOPMENT AND
                                COMMERCIALIZATION

         2.1      Exclusive License Grant.

                  (a) License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to SPL, as of the Effective Date, an exclusive license (exclusive even as to Licensor) under the Patent Rights and Licensor Know-How in the Territory to develop, make, have made, import, export, use, distribute, market, promote, offer for sale and sell: (i) Licensed Compound(s) and/or Licensed Product(s) containing Licensed Compound; and (ii) compound(s) in the Compound Library other than Licensed Compound, and/or Licensed Product(s) containing such compound(s) for the Primary Indication and the Secondary Indication.

                  (b) Co-Exclusive License to Other Indications Subject to the terms and conditions of this Agreement, Licensor hereby grants to SPL, as of the Effective Date, a co-exclusive license under the Patent Rights and Licensor Know-How in the Territory to develop, make, have made, import, export, use, distribute, market, promote, offer for sale and sell compound(s) in the Compound Library other than Licensed Compound, and/or Licensed Product(s) containing such compound(s), for any and all indications other than the Primary Indication and Secondary Indication. The term "co-exclusive license" shall mean that with respect to the rights granted to SPL under this Section 2.1(b), Licensor retains the same rights as are granted to SPL. With respect to a given compound, indication or territory, each of Licensor and SPL may either directly exercise and exploit its co-exclusive rights or grant a co-exclusive license under such rights, either in whole or in part, to one (1) third party or Affiliate.

                  (c) Right to Sublicense. The licenses granted to SPL under Sections 2.1(a) and 2.1(b) shall include the right to grant sublicenses to Affiliates and/or any third party (to the extent provided therein), provided that SPL remains responsible to Licensor under this Agreement for the performance of its Sublicensees.

                  (d) Retained Rights Subject to the restrictions set forth in Section 2.11, Licensor retains all rights under the Patent Rights not expressly granted to SPL by this Section 2.1, and the right to use Licensor Know-How pursuant to Sections 2.6(h) and 5.1(c) below.

                  (e) Third Party Agreements. As of the Execution Date, Licensor is a party to certain agreements (as listed in Schedule 2.1(e), redacted copies of which have been provided to SPL) with third parties pursuant to which Licensor has acquired rights to certain patent applications, patents and technology, which agreements are relevant to the Patent Rights and/or Licensor Know-How. The parties acknowledge that the licenses granted to SPL under this Agreement are, or may be, subject to the specific rights retained by or granted to the U.S. Government, and/or the rights for research use retained by such third parties, under those agreements. In the event that on or after the Execution Date and during the Term of this Agreement, Licensor acquires any additional Patent Rights or Licensor Know-How from any third parties, by assignment, license or otherwise, Licensor shall promptly notify SPL in writing to that effect, and provide SPL with a copy (which may be redacted) of the agreement(s) with such third party. To the extent that the copies of the agreements listed in Schedule 2.1(e) which were provided to SPL, or any other agreements provided to SPL under this Section 2.1(e), have been redacted, Licensor represents and warrants that the redacted portions of such agreements have no material effect on the scope of the licenses or other rights granted to SPL under this Agreement. Nothing herein shall be construed as granting to SPL any greater rights under the Patent Rights and/or Licensor Know-How than those held by Licensor

         2.2 Non-Exclusive License Grant. In the event that the development, making, having made, importing, exporting, use, distribution, marketing, promotion, offering for sale or sale by SPL, its Affiliates and/or Sublicensees of Licensed Product in the Territory would infringe during the Term of this Agreement a claim of an issued letters patent, and/or any patent rights which Licensor owns or has the rights to license and which patents are not covered by the grant in Section 2.1, Licensor hereby grants to SPL and its Affiliates, to the extent Licensor is legally able to do so, a non-exclusive, royalty-free license in the Territory under such issued letters patent solely for SPL, its Affiliates and/or Sublicensees to discover, develop, make, have made, use, distribute, market, promote, offer for sale and sell Licensed Compound and/or Licensed Product(s) in the Territory.

         2.3 Disclosure of Information. Promptly after the Effective Date, Licensor shall, at its own cost, disclose to SPL in writing, or via mutually acceptable electronic media, copies or reproductions of all existing Licensor Know-How not previously disclosed to SPL in order to enable SPL to exploit its rights granted under Section 2.1 and, if applicable, Section 2.2 of this Agreement. In addition, during the Term of this Agreement, Licensor shall promptly disclose to SPL in writing, or via mutually acceptable electronic media, on an ongoing basis copies or reproductions of all new Licensor Know-How that is reasonably necessary for research, development, registration, manufacture, marketing, use or sale of Licensed Compound and/or Licensed Product. Such Licensor Know-How and other information shall be automatically deemed to be within the scope of the licenses granted herein without payment of any additional compensation. Upon SPL's request but reasonably subject to Licensor's other business requirements, Licensor shall provide reasonable technical assistance to enable SPL to utilize such additional Licensor Know-How, provided, that SPL shall promptly reimburse Licensor for reasonable out-of-pocket costs and expenses incurred by Licensor in providing such technical assistance. Licensor shall invoice SPL for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] after receipt by SPL of the invoice provided, however, that such cost and out-of-pocket expenses must be identified prior to being committed to by Licensor and provided to SPL to determine whether SPL agrees to have the technical assistance provided at such cost and the final amount sought to be reimbursed shall not exceed [ * ] of the estimated cost without SPL's prior written consent. SPL shall be under no obligation to reimburse Licensor for out-of-pocket costs and expenses incurred by Licensor without SPL's agreement. SPL shall have the right to use for all purposes in connection with obtaining any Regulatory Approval for the Licensed Product(s) all Licensor Know-How and other information, disclosed pursuant to this Section and under this Agreement.

         2.4      HSR Filing and Approvals.

                  (a) HSR Filing. To the extent necessary, each of Licensor and SPL shall file, within ten (10) days after the date of this Agreement, with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") any notification and report form (the "Report") required of it in the reasonable opinion of either or both Parties under the HSR Act with respect to the transactions as contemplated hereby and shall cooperate with the other Party to the extent necessary to assist the other Party in the preparation of its Report and to proceed to obtain necessary approvals under the HSR Act, including but not limited to the expiration or earlier termination of any and all applicable waiting periods required by the HSR Act.

                  (b) Licensor's Obligations. Licensor shall use good faith reasonable efforts to assist SPL in eliminating any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, if required by federal or state antitrust authorities, SPL's promptly taking all reasonable steps to secure government antitrust clearance. Licensor shall cooperate in good faith at its own cost with any government investigation and promptly produce documents and information demanded by a second request for documents and of witnesses if requested.

                  (c) Additional Approvals. Each of Licensor and SPL will cooperate and use all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things reasonably necessary or desirable in SPL's opinion for the consummation of the transactions as contemplated hereby (including, without limitation, those acts required to obtain necessary approvals under any foreign equivalent antitrust statute to the HSR Act or regulation from any government or regulatory authority having the requisite jurisdiction; provided, however, that SPL shall promptly reimburse Licensor for reasonable out-of-pocket costs and expenses incurred by Licensor in providing such cooperation. Licensor shall invoice SPL for such costs and expenses, and shall provide supporting documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] days after receipt by SPL of the invoice.

         2.5 Joint Management Committee. The Parties shall establish a Joint Management Committee (the "JMC") to oversee the development and commercialization program for Licensed Product for the Primary Indication and the Secondary Indication, and to facilitate the exchange of information between the Parties. The JMC will generally serve in an advisory capacity with respect to the development and commercialization activities to be performed by SPL under this Agreement, with SPL retaining final decision making authority with respect to all such matters.

                  (a) Composition of the JMC. The JMC shall be composed of up to three (3) representatives from each of SPL and Licensor, and a quorum shall consist of at least one (1) JMC representative from each Party. In any matter before the JMC, each Party shall have one (1) vote, with decisions being made by unanimous decision. SPL shall seriously consider the recommendations and decisions of the JMC. A Party's representatives to the JMC shall serve at the discretion of such Party and may be substituted for or replaced at any time by such Party. The JMC shall be chaired by a representative of SPL. The Chairperson shall be responsible for calling meetings, preparing agendas and preparing and issuing minutes of each meeting within [ * ] thereafter.

                  (b) JMC Meetings. The JMC shall meet at least once each Calendar Quarter during the Term of this Agreement, until such time as the Parties agree to a more or less frequent meeting schedule. The site of such meetings shall alternate between the offices of SPL and Licensor (or any other site mutually agreed upon by the Parties) and each

         Party shall bear its own costs of attending such meetings. All meetings of the JMC shall be summarized in writing and sent to both Parties and countersigned by both Parties.

                  (c) JMC Responsibilities. The JMC will be generally responsible for monitoring the status of SPL's development and commercialization activities with respect to Licensed Product and for preparing recommendations for implementation by SPL with regard to: (i) selection of Licensed Compounds for development by SPL as Licensed Products for the Primary Indication; (ii) preclinical and clinical development plans; (iii) development timelines and scheduling; (iv) strategies for obtaining and maintaining Regulatory Approvals; (v) marketing and sales strategies for Licensed Product.

                  (d) Deadlock. In the event that the JMC is unable to reach a decision by unanimous vote with respect to any matter, then SPL shall have final decision making authority with respect thereto.


         2.6      SPL's Development Obligations.

                  (a) SPL Diligence. SPL shall, at SPL's expense, and subject to Licensor's compliance with its obligations under Sections
         2.3 and 2.4, use good faith reasonable efforts to develop, obtain Regulatory Approval for, and commercialize the Licensed Product(s) in the Territory for the Primary Indication. SPL shall have the option, in its sole discretion, to seek Regulatory Approval for the Licensed Product for any additional indications it determines are desirable, but shall have no diligence obligations to Licensor with respect thereto with the exception of those expressly set forth in Section 2.11(d). The Parties acknowledge and agree that all business decisions including, without limitation, decisions relating to SPL's research, development, registration, manufacture, sale, commercialization, design, price, distribution, marketing and promotion of Licensed Products covered under this Agreement, shall be within the sole discretion of SPL. Licensor acknowledges that SPL is in the business of developing, manufacturing and selling pharmaceutical products and, subject to the provisions of this Section, nothing in this Agreement shall be construed as restricting such business or imposing on SPL the duty to market and/or sell and exploit Licensed Compound or Licensed Product for which royalties are payable hereunder to the exclusion of, or in preference to, any other product, or in any way other than in accordance with its normal commercial practices.

                  (b) Opportunity to Cure. If, in Licensor's reasonable opinion, SPL fails to comply with any of its diligence obligations under Sections 2.6(a) and (c), then Licensor shall have the right to give SPL written notice thereof stating in reasonable detail the particular failure(s). SPL shall have a period [ * ] days from the receipt of such notice to correct the failure or, in the event that the failure cannot be reasonably cured within a [ * ] day period, then SPL shall initiate actions reasonably expected to cure the failure within [ * ] days of receiving notice and shall thereafter diligently pursue such actions to cure the failure (even if requiring longer than the [ * ] days specified in Section 8.4(a)(i)). In the event of a dispute as to whether or not SPL has failed to exercise due diligence under Sections 2.6(a) and 2.6(c), or whether SPL is diligently pursuing actions reasonably expected to cure such failure under this Section 2.6(b), such dispute shall be resolved through binding arbitration in accordance with Section 9.2.

                  (c) Research and Development Activities. As of the Effective Date, SPL shall be responsible, at its cost and expense, and in its sole judgment, for all research and development activities which are necessary to obtain Regulatory Approval for a Licensed Product in the Territory for the Primary Indication and any post-approval studies required as a condition of obtaining any Regulatory Approval for a Licensed Product for the Primary Indication. The parties acknowledge and agree that SPL's obligations under this Section 2.6(c) shall include all of the costs of conducting the CART Study (whether incurred before or after the Effective Date) which are estimated at [ * ]. In addition, SPL shall be responsible for any other studies (or portions of studies) necessary or desirable, in its sole judgment, for maintaining any Regulatory Approval (for the Primary Indication or any other indication for which SPL, in its sole discretion, may decide to seek Regulatory Approval) in the Territory, as well as any pre-marketing studies prior to such Regulatory Approval and post-marketing studies conducted following a Regulatory Approval.

                  (d) Licensed Product Registrations; Pricing Reimbursement Approvals. Subject to its diligence obligations set forth in Section 2.6(a), SPL shall be responsible, at its cost and expense, and in its sole judgment, for determining the appropriate regulatory strategy, for obtaining and maintaining all Regulatory Approvals and for obtaining and maintaining any pricing and reimbursement approvals required for the sale of Licensed Product in the Territory. Each Regulatory Approval and each pricing and reimbursement approval shall be placed in SPL's name or the name of a SPL Affiliate unless applicable law requires, or Licensor and SPL otherwise agree, that an approval be solely or jointly in the name of Licensor or a designated Licensor Affiliate. Licensor agrees that notwithstanding such Regulatory Approval or pricing and reimbursement approval in its name, SPL retains the exclusive rights to make, have made, import, export, use, distribute, promote, offer for sale and sell Licensed Compound and/or Licensed Product(s) as granted SPL in Section 2.1.

                  (e) Data. SPL shall own all data arising out of studies performed by or on behalf of SPL under this Article II.

                  (f) Assistance by Licensor. In connection with any NDA, HRD or other application for Regulatory Approval relating to Licensed Product, Licensor shall, at SPL's request, provide to SPL in a prompt manner responses to questions which have been raised by any regulatory authority in connection with such application for Regulatory Approval and further provide to SPL estimates of Licensor's [ * ] costs for rendering such assistance. Licensor shall assist SPL from time to time, at SPL's request, in the design and implementation of clinical studies. Subject to Licensor's rights under Section 3.3(b), Licensor shall assist SPL to enable SPL to self-source bulk material for the manufacture of Licensed Compound and/or Licensed Product; provided, however, that SPL shall have no obligation whatsoever to purchase any bulk material or Licensed Compound from Licensor.

                  (g)      Reimbursement of Costs by SPL

                           (i) SPL shall reimburse Licensor for its reasonable
         [ * ] costs and expenses incurred in rendering assistance under Section 2.6(f) (but no more than [ * ] of those costs which Licensor estimated, as provided above, that the work would cost unless SPL provides written approval). Licensor shall invoice SPL for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] days after receipt by SPL of the invoice, provided, however, that SPL shall be under no obligation to reimburse Licensor for [ * ] costs and expenses incurred by Licensor without SPL's agreement.

                           (ii) SPL shall reimburse Licensor for its reasonable [ * ] costs and expenses incurred in performing research and development activities under Section 2.6 (h) (but no more than [ * ] of those costs which Licensor estimated, as provided below, that the work would cost unless the JMC provides written approval). Licensor shall invoice SPL for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] days after receipt by SPL of the invoice, provided, however, that SPL shall be under no obligation to reimburse Licensor for research and development costs and expenses incurred by Licensor without the prior approval of the JMC.

                  (h) Licensor's Additional Development Obligations. In addition to Licensor's obligations under Section 2.6(f), the JMC will assign to Licensor the responsibility to conduct, on SPL's behalf and at SPL's expense, certain of the research and development activities, including clinical studies involving Licensed Product, for which SPL is responsible under Section 2.6(c). The nature and extent of the research and development activities to be conducted by Licensor is generally set forth in Schedule 2.6(h). The JMC shall determine the specific aspects of such activities, including the timing and costs of the work to be performed by Licensor. Licensor agrees to use good faith reasonable efforts to complete such activities in the manner determined by the JMC, and shall have the right to utilize contract research organizations and other third party contractors in the performance of such activities, provided that Licensor shall remain responsible for the performance of all such contractors. To the extent that Licensor utilizes third party contractors to perform such activities, Licensor shall enter into suitable agreements with such contractors, which agreements shall incorporate provisions consistent with the terms and conditions of this Agreement, including, without limitation, provisions governing confidentiality, ownership of data, inventions and other intellectual property arising from such activities, financial obligations and termination rights. Licensor shall keep the JMC informed with regard to such third party contracts and shall provide SPL with a copy of all such agreements. Any research and development activities conducted by Licensor or its contractors pursuant to this Section 2.6(h) shall be performed in accordance with good laboratory practices and good clinical practices, and in compliance with all applicable laws, rules and regulations in the U.S. and the EU, and shall meet current regulatory standards. SPL shall promptly notify Licensor in the event that SPL reasonably determines that all or any part of the work performed by Licensor and/or its contractors under this Section 2.6(h) fails to meet such standards. If Licensor reasonably disagrees with such determination, the parties shall refer the matter to an independent expert (selected by mutual agreement of the parties) to determine whether or not the study must be repeated to support Regulatory Approval for Licensed Product. In the event that Licensor and/or the independent expert agrees with SPL's determination and such studies are repeated, then SPL shall have the right to deduct the [ * ] costs of repeating such work from [ * ] payments due Licensor under this Agreement.

                  (i) Adverse Event Reporting Licensor shall promptly report to SPL any information regarding adverse events related to the use of the Licensed Product in accordance with the Adverse Event Reporting Procedures (as may be amended from time to time upon mutual agreement) set forth in Schedule 2.6(i) and incorporated herein by reference. To the extent that Licensor holds any INDs or otherwise has any adverse event reporting obligations with respect to Licensed Product, SPL shall promptly report to Licensor any information regarding adverse events related to the use of Licensed Product in accordance with such Adverse Event Reporting Procedures.

         2.7 Independent Discoveries by SPL. Licensor acknowledges that SPL and/or its Affiliates have ongoing research programs which may now or in the future independently discover, develop and/or acquire technologies and/or products relating to treatment and prevention of any disease, disorder or condition in humans or animals. Licensor agrees that such technologies and products, to the extent discovered without use of Licensor Know-How, will not be deemed to be Licensor Know-How and are outside the scope of this Agreement.

         2.8 Excused Performance. In addition to the provisions of Article VIII and Section 9.9, the obligations of SPL with respect to a Licensed Product under Sections 2.6(a), 2.6(c), 2.6(d) and 2.11(d) are expressly conditioned upon the continuing absence of any adverse condition or event which warrants a delay in commercialization of a Licensed Product including, but not limited to, an adverse condition or event relating to the safety or efficacy of a Licensed Product or unfavorable labeling, pricing or pricing reimbursement approvals, or lack of Regulatory Approval, and the obligation of SPL to develop or market any such Licensed Product shall be delayed or suspended so long as in SPL's reasonable opinion any such condition or event exists.

         2.9 Supply of Licensed Compound/Licensed Product. Licensor shall be responsible, at Licensor's expense, for supplying SPL with Licensed Compound (in the form of bulk active), from Licensor's existing inventory of Licensed Compound, to enable SPL to perform [ * ]. In addition, Licensor has the limited option to supply all of SPL's requirements of Licensed Products as set forth in
Section 3.3(b). All Licensed Compound to be supplied by Licensor hereunder shall be delivered FCA (Kenilworth, New Jersey) (Incoterms 1990) via a carrier to be specified by SPL. Licensor warrants and represents that all supplies of Licensed Compound provided to SPL by Licensor shall conform to the applicable specifications for such Licensed Compound and were prepared in accordance with current Good Manufacturing Practices ("cGMPs") and other applicable federal, national, state and local laws and regulations in effect at the time of manufacture. SPL shall be responsible for the formulation and packaging of the Licensed Compound provided by Licensor hereunder, and for manufacture and supply of all Licensed Compound and/or Licensed Product necessary for the performance of [ * ] and for supplying all commercial quantities of Licensed Compound and Licensed Products. Licensor shall transfer to SPL all Licensor Know-How relating to the manufacture of Licensed Compound, and at SPL's request and expense shall provide reasonable technical support to facilitate the implementation of such manufacturing technology at SPL.

         2.10 Reports. SPL shall provide Licensor with quarterly reports of the status of the research and development activities and progress of any application for Regulatory Approval, as applicable, in connection with Licensed Product in the Territory. Further, SPL shall inform Licensor of commencement, completion, and results of the major phases of clinical development of Licensed Product, including but not limited to Phase II and Phase III clinical trials, NDA and HRD submissions, NDA and HRD filings, approvable and approval letters, and launch.

         2.11 Non-Compete Provision. Subject to the terms of Section 9.1(b), Licensor and its Affiliates shall be subject to the non-compete obligations set forth in this Section 2.11.

                  (a) During the Term of this Agreement, Licensor shall not undertake a development program for, or commercialize, either on its own or in collaboration with any third party:

         (i) Licensed Compound or any product containing Licensed Compound for any indication; and/or

         (ii) any compound in the Compound Library for the Primary Indication and/or the Secondary Indication; and/or

         (iii)    any other compound for the Primary Indication.

                  (b) For the period extending from the Effective Date until the earlier of five (5) years after the First Commercial Sale of Licensed Product in the Territory or December 31, 2010, Licensor shall not, either on its own or in collaboration with any third party:

         (i) commercialize any compound in the Compound Library for any indication; and/or

         (ii)     commercialize any other compound for the Secondary Indication.

                  (c) The foregoing notwithstanding, Licensor shall at all times retain the right to develop and commercialize topical products containing any compound other than the

         Licensed Compound for the treatment or prevention of dermatological conditions, diseases or disorders. In addition, Licensor shall have the right at all times to enter into agreements with third parties relating to the performance by Licensor of pre-clinical research activities with respect to compounds owned or controlled by such third parties, provided that such compounds do not compete through the same mechanism of action with the Licensed Compound (as determined using the same criteria as set forth in Section 6.2(k)) with respect to the Primary Indication and/or the Secondary Indication.

                  (d) Licensor's non-compete obligations under Section 2.11(b)(ii) are expressly conditioned upon SPL's initiating a development program for Licensed Product for the Secondary indication within four (4) years after the Effective Date, and thereafter using good faith reasonable efforts to develop and commercialize one or more Licensed Products for the Secondary Indication.

                                   ARTICLE III
                         PAYMENTS; ROYALTIES AND REPORTS

         3.0 Coordination of Payments under the US Agreement. The license fee, milestone payments and royalties payable by SPL under this Article III are in consideration for the rights and licenses granted to SPL under this Agreement and are in addition to any amounts payable to Licensor under the US Agreement. It is understood and agreed that, with respect to the development milestone payable under Section 3.2(a)(i) and the sales milestones payable under Section 3.2(b) the occurrence of one or more of such milestone events will result in milestone payment obligations under both this Agreement and the corresponding provisions of the US Agreement. It is further understood that SPL's financial obligations with respect to development costs under Article II shall be [ * ] apportioned between SPL and the corresponding obligations of Schering Corporation under the US Agreement.

         3.1 License Fee. In partial consideration for the licenses and other rights granted to SPL hereunder, SPL shall pay to Licensor a license fee ("License Fee") [ * ], which payment shall be due within [ * ] business days following the Effective Date.

         3.2 Milestone Payments. In partial consideration for the licenses and other rights granted to SPL hereunder, SPL shall promptly notify Licensor in writing upon the occurrence of an event triggering one of the milestone payments set forth in this Section 3.2, and within thirty (30) days after the occurrence of such event pay to Licensor the applicable milestone payment.

                  (a)      Development Milestones:

                      (i) [ * ] upon the successful completion (as defined in Schedule 3.2) by Licensor of the Canadian Anti-oxidant Restenosis Trial (the "CART Study") using the Licensed Compound AGI-1067;

                      (ii) [ * ] upon the first to occur of initiation of a Phase III clinical trial (i.e., dosing of the first patient) in the European Union, or the filing of an application for Regulatory Approval in the European Union, for the Licensed Compound AGI-1067;

                      (iii) [ * ] upon initiation of a Phase III clinical trial
                   (i.e., dosing of the first patient) in Japan for the Licensed Compound AGI-1067;

                      (iv) [ * ] upon SPL's receipt of written documentation of Regulatory Approval for the Licensed Product in the European Union;

                      (v) [ * ] upon SPL's receipt of written documentation of Regulatory Approval for the Licensed Product in Japan;

                      (iii)

                      (iv)

                      (v)

                  (b)      Sales Milestones:

                      (i) [ * ] upon the first achievement of [ * ] in annual worldwide sales of the Licensed Product during a single Calendar Year;

                      (ii) [ * ] upon the first achievement of [ * ] in annual worldwide sales of the Licensed Product during a single Calendar Year;

                      (iii) [ * ] upon the first achievement of [ * ] in annual
                            worldwide sales of the Licensed Product during a single Calendar Year;


                      (iv) [ * ] upon the first achievement of [ * ] in annual worldwide sales of the Licensed Product during a single Calendar Year.


         The foregoing sales milestone payments are in addition to any royalty payments due Licensor under Section 3.3 with respect to sales of Licensed Product. For purposes of clarity, the parties acknowledge that
         (1) the first achievement of more than one of the above sales milestones in the same Calendar Year shall not affect SPL's obligation to make the relevant sales milestone payments to Licensor, and (2) annual worldwide sales of the Licensed Product shall be determined based upon the aggregate total of sales in the Territory under this Agreement and sales in countries outside the Territory under the International Agreement.

                  (c) Limitations. Except as expressly set forth below, each development milestone payment under Section 3.2(a) and each sales milestone payment under Section 3.2(b) shall be payable one (1) time only on the first occurrence of the indicated event regardless of the number of times the event triggering the payment of such milestone occurs. If the triggering event for a given milestone payment does not occur prior to the effective date of termination, or the expiration, of this Agreement, SPL shall have no obligation to pay such milestone payment to Licensor. The Parties acknowledge and agree that nothing herein shall be construed as representing an estimate or projection of anticipated sales or the actual value of Licensed Compounds or Licensed Products, and the figures set forth in Section 3.2(b) are merely intended to define SPL's obligations to Licensor in the event such sales performance is achieved.

         3.3 Royalties. In further consideration for the licenses granted to SPL hereunder, for so long as the Licensed Product is covered by a Valid Claim in the Territory at the time of sale by SPL, and subject to the provisions of Section 3.3 (a)-(c), SPL shall pay to Licensor royalties on a country-by-country basis of [ * ] of SPL's, its Affiliates' or its Sublicensees' Net Sales of Licensed Product in the Territory. With respect to countries in the Territory where no such Valid Claim exists, the royalty rate shall be [ * ], and such royalties shall be paid for [ * ] years from the first commercial sale of Licensed Product in such country. No royalties shall be due upon the sale or other transfer among SPL, its Affiliates or Sublicensees, but in such cases the royalty shall be due and calculated upon SPL's or its Affiliates' or its Sublicensees' Net Sales to the first independent third party. No royalties shall accrue on the disposition of Licensed Product by SPL, its Affiliates or Sublicensees as samples (promotion or otherwise) or as donations (for example, to non-profit institutions or government agencies for a non-commercial purpose) or for clinical studies. Such dispositions by SPL shall not be included in the determination of Net Sales during the period of time in which such third party sales are occurring.

                  (a) Cap on Royalties Plus Cost of Goods. The parties acknowledge and agree that the total of (i) royalties payable by SPL to Licensor under this Agreement, and (ii) the Cost of Goods of Licensed Product manufactured by SPL and/or paid by SPL to third parties for the manufacture of Licensed Product, shall not exceed [ * ] of Net Sales of Licensed Product. SPL shall use good faith reasonable efforts to keep the Cost of Goods of Licensed Product from exceeding [ * ] of Net Sales. SPL shall determine the Cost of Goods for the Licensed Product in a timely manner, and in no event later than the date of filing of the first NDA for the Licensed Product in the United States. In the event that notwithstanding such efforts by SPL the Cost of Goods for Licensed Product does exceed [ * ] of Net Sales, then SPL shall notify Licensor in writing to that effect. Following receipt of such notice, Licensor shall have the right to have an independent auditor review SPL's relevant records and make an independent determination of the Cost of Goods for the Licensed Product. Any such audit shall be conducted under terms and conditions essentially the same as those set forth in Section 3.7.

                  (b) Licensor's Option to Manufacture. In the event that SPL's Cost of Goods for the Licensed Product is correctly determined to exceed [ * ] of Net Sales, Licensor shall have the right to manufacture and supply, or to seek a third party supplier able to manufacture and supply, SPL's requirements of Licensed Product at a Cost of Goods equal to or less than [ * ] of Net Sales for Licensed Product. If Licensor is able, or locates a third supplier able, to manufacture and supply Licensed Product at a Cost of Goods equal to or less than [ * ] of Net Sales, SPL shall in good faith negotiate and enter into a suitable supply agreement with Licensor or such third party, as appropriate, for the manufacture and supply of Licensed Product. Any such agreement shall include terms obligating SPL to purchase, and Licensor or the third party to manufacture and supply, all of SPL's requirements of Licensed Product at a Cost of Goods to be agreed upon, not to exceed [
         * ] of Net Sales of Licensed Product. All supplies of Licensed Product to be provided to SPL by Licensor or such third party manufacturer pursuant to this Section 3.3(b) shall be manufactured at a qualified manufacturing site, shall conform to the applicable specifications for Licensed Product and shall be prepared in accordance with cGMPs and all applicable federal, national, state and local laws and regulations in effect at the time of manufacture.

                  (c) Royalty Reduction. In the event that SPL's Cost of Goods for Licensed Product are correctly determined to exceed [ * ] of Net Sales of Licensed Product and Licensor is unable to identify a third party capable of supplying SPL's requirements of Licensed Product at a price equal to or less than [ * ] of Net Sales of Licensed Product, then SPL shall remain responsible for the manufacture and supply of Licensed Product and the royalty rate to be paid by SPL under this Section 3.3 shall be reduced so that the total of (i) royalties payable by SPL to Licensor under this Agreement, and (ii) the Cost of Goods of Licensed Product manufactured by SPL and/or paid by SPL to third parties for the manufacture of Licensed Product, is equal to [ * ] of Net Sales of Licensed Product. Notwithstanding the foregoing, the royalty payable to Licensor under this Agreement shall not be reduced pursuant to this Section 3.3(c) to less then [ * ] where a Valid Claim exists, or [ * ] where no Valid Claim exists.

         3.4 Third Party Licenses. In the event that SPL's outside patent counsel determines that patent licenses from third parties are required by SPL, its Affiliates or its Sublicensees in order to discover, develop, make, have made, import, export, use, distribute, promote, market, offer for sale or sell Licensed Compound and/or Licensed Product (hereinafter "Third Party Licenses"), SPL shall provide Licensor with written notice to that effect and shall be solely responsible for acquiring such licenses at SPL's sole discretion. SPL may reduce any royalty otherwise due Licensor hereunder to reimburse it for royalties and or license fees actually paid to such third parties under any Third Party Licenses of patent claims which would be infringed by the manufacture, use, import, export or sale of Licensed Compound and/or Licensed Product in the Territory. SPL shall have no right to reduce any royalty due Licensor hereunder for any amounts paid to a third party under any Third Party License to the extent it is a license to technology (other than Licensor Know-How) or materials (other than Licensed Compound) selected by SPL for use in connection with the Licensed Product. The amount of reduction of royalties due Licensor and the amount of reimbursement to SPL shall be equal to [ * ] of the royalties or license fees paid to such third parties in consideration for the Third Party License but in no event shall the royalty due Licensor for any Licensed Product in any country be thereby reduced to less than [ * ] of the royalty rate otherwise due Licensor hereunder for such Licensed Product in such country.

         3.5 Compulsory Licenses. If a compulsory license is granted under the Patent Rights to a third party with respect to Licensed Compound and/or Licensed Product in any country in the Territory with a royalty rate lower than the royalty rate provided for under Section 3.3, then the royalty rate to be paid by SPL on Net Sales in that country under Section 3.3 shall be reduced to the rate paid by the compulsory licensee for so long as such compulsory license is in effect.

         3.6 Reports; Payment of Royalty; Payment Exchange Rate and Currency Conversions.

                  (a) Royalties Paid Quarterly. Within [ * ] calendar days following the close of each Calendar Quarter, following the First Commercial Sale of a Licensed Product, SPL shall furnish to Licensor a written report for the Calendar Quarter showing the Net

         Sales of Licensed Product(s) sold by SPL, its Affiliates and its Sublicensees in the Territory during such Calendar Quarter and the royalties payable under this Agreement for such Calendar Quarter. Simultaneously with the submission of the written report, SPL shall pay to Licensor, for the account of SPL or the applicable Affiliate or Sublicensee, as the case may be, a sum equal to the aggregate royalty due for such Calendar Quarter calculated in accordance with this Agreement (reconciled for any previous overpayments or underpayments).

                  (b) Method of Payment. Payments to be made by SPL to Licensor under this Agreement shall be paid by bank wire transfer in immediately available funds to such bank account as is designated in writing by Licensor from time to time. Royalties shall be deemed payable by the entity making the Net Sales from the country in which earned in local currency and subject to foreign exchange regulations then prevailing. Royalty payments shall be made in United States dollars to the extent that free conversions to United States dollars is permitted. The rate of exchange to be used in any such conversion from the currency in the country where such Net Sales are made shall be the rate of exchange used by Schering Corporation for reporting such sales for United States financial statement purposes. If, due to restrictions or prohibitions imposed by national or international authority, payments cannot be made as aforesaid, the Parties shall consult with a view to finding a prompt and acceptable solution, and SPL will deal with such monies as Licensor may lawfully direct at no additional out-of-pocket expense to SPL. Notwithstanding the foregoing, if royalties in any country cannot be remitted to Licensor for any reason within [ * ] after the end of the Calendar Quarter during which they are earned, then SPL shall be obligated to deposit the royalties in a bank account in such country in the name of Licensor.

         3.7      Maintenance of Records; Audits.

                  (a) Record Keeping by SPL. SPL and its Affiliates shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined. Upon [ * ] days prior written notice from Licensor, SPL shall permit an independent certified public accounting firm of nationally recognized standing selected by Licensor, at Licensor's expense, to have access during normal business hours to examine pertinent books and records of SPL and/or its Affiliates as may be reasonably necessary to verify the accuracy of the royalty reports hereunder. The examination shall be limited to pertinent books and records for any year ending not more than [ * ] months prior to the date of such request. An examination under this
         Section 3.7(a) shall not occur more than once in any Calendar Year. SPL may designate competitively sensitive information, which such auditor may not disclose to Licensor; provided, however, that such designation shall not encompass the auditor's conclusions. The accounting firm shall disclose to Licensor only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to Licensor. All such accounting firms shall sign a confidentiality agreement (in form and substance reasonably acceptable to SPL) as to any of SPL's or its Affiliate's confidential information which they are provided, or to which they have access, while conducting any audit pursuant to this
         Section 3.7(a).

                  (b) Underpayments/Overpayments. If such accounting firm correctly concludes that additional royalties were owed during such period, SPL shall pay the additional royalties within [ * ] days of the date Licensor delivers to SPL such accounting firm's written report so correctly concluding. If such underpayment exceeds [ * ] of the royalty correctly due Licensor then the fees charged by such accounting firm for the work associated with the underpayment audit shall be paid by SPL. Any overpayments by SPL will be credited against future royalty obligations. In the event that SPL disagrees with the audit report and the chief financial officers of SPL and Licensor (or their designees) fail to resolve such disagreement, the dispute will be resolved through the dispute resolution mechanism set forth in Section 9.2.

                  (c) Record Keeping by Sublicensee. SPL shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to SPL, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Licensor's independent accountant to the same extent required of SPL under this Agreement.

                  (d) Confidentiality. Licensor shall treat all financial information subject to review under this Section 3.7, or under any sublicense agreement, in accordance with the confidentiality provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with SPL obligating it to retain all such financial information in confidence pursuant to such confidentiality agreement.

                  (e) Binding Records. Upon the expiration of [ * ] months following the end of any Calendar Year, the calculation of royalties payable under this Agreement with respect to such year shall be binding and conclusive upon the Parties, and SPL, its Affiliates and its Sublicensees shall be released from any liability or accountability with respect to royalties for such Calendar Year.

         3.8 Income Tax Withholding. If at any time, any jurisdiction within the Territory requires the withholding of income taxes or other taxes imposed upon payments set forth in this Article III, SPL shall make such withholding payments as required and subtract such withholding payments from the payments set forth in this Article III, or if applicable, Licensor will promptly reimburse SPL or its designee(s) of the amount of such payments, it being understood that such withholding taxes are the obligation of Licensor. SPL shall provide Licensor with documentation of such withholding and payment in a manner that is satisfactory for purposes of the U.S. Internal Revenue Service. Any withholdings paid when due hereunder shall be for the account of Licensor and shall not be included in the calculation of Net Sales. Payments of withholding taxes made by SPL pursuant to this Section 3.8 will be made based upon financial information to be provided to SPL by Licensor and, to the extent that such information is incorrect or incomplete, Licensor shall be liable for any fine, assessment or penalty, or any deficiency, imposed by any taxing authority in the Territory for any deficiency in the amount of any such withholding or the failure to make such withholding payment. If SPL is required to pay any such deficiency, or any such fine, assessment or penalty for any such deficiency, Licensor shall promptly reimburse SPL for such payments, which shall not be included in the calculation of Net Sales.

         3.9 Direct Affiliate Licenses. Whenever SPL shall reasonably demonstrate to Licensor that, in order to facilitate direct royalty payments by an Affiliate, it is desirable that a separate license agreement be entered into between Licensor and such Affiliate, Licensor will grant such licenses directly to such Affiliate by means of an agreement which shall be consistent with all of the provisions hereof, provided that SPL guarantees the Affiliate's obligations thereunder.

                                   ARTICLE IV
                                     PATENTS

         4.1 Filing, Prosecution and Maintenance of Patents. Licensor agrees to diligently file, prosecute and maintain in the Territory, at Licensor's expense, all Patent Rights owned in whole or in part by Licensor and licensed to SPL under this Agreement, including without limitation, any Patent Rights covering any Improvement(s). SPL shall determine the country(ies) in the Territory with respect to which SPL desires Licensor to perform such activities and will promptly notify Licensor to that effect. All such determinations shall be made by SPL in accordance with its standard practices with respect to the filing, prosecution and maintenance of patents, and Licensor's obligation to file, prosecute and maintain each patent application or patent within the Patent Rights under this Section 4.1 shall be limited to those countries selected by SPL for such patent application or patent. Licensor shall supply SPL with a copy of the applications as filed, together with notice of its filing date and serial number. Licensor shall keep SPL regularly advised of the status of pending patent applications (including, without limitation, the grant of any Patent Rights), and upon the written request of SPL shall provide copies of any substantive papers provided to or received from government patent authorities related to the filing, prosecution and maintenance of such patent filings. SPL shall treat all information, papers, and other materials provided by Licensor pursuant to this Section 4.1 in accordance with the confidentiality provisions of this Agreement.

         4.2 Option of SPL to Prosecute and Maintain Patents. Licensor shall give [ * ] days prior written notice to SPL of any desire to cease prosecution and/or maintenance of a particular Patent Right and, in such case, shall permit SPL, at its sole discretion, to continue prosecution or maintenance at its own expense. If SPL elects to continue prosecution or maintenance, Licensor shall execute such documents and perform such acts, at SPL's expense, as may be reasonably necessary to effect an assignment of such Patent Rights to SPL. Any such assignment shall be completed in a timely manner to allow SPL to continue such prosecution or maintenance. Any patents or patent applications so assigned shall not be considered Patent Rights.

         4.3      Enforcement.

                  (a) Notice and Discontinuance of Infringement. In the event that either SPL or Licensor becomes aware of any third party infringement within the Territory of any Valid Claim, it will notify the other Party in writing to that effect. Any such notice shall include evidence to support an allegation of infringement by such third party. Licensor shall have a period of six (6) months from the date of said notice to obtain a discontinuance of such infringement or bring suit against the third party infringer. Licensor shall bear all the expenses of any suit brought by it. SPL shall have the right, prior to commencement of the trial, suit or action brought by Licensor, to join any such suit or action, and in such event shall pay one-half of all costs of such suit or action. In the event that SPL has joined in the action and shared in the costs thereof as set forth above, no settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of SPL. In the event that SPL has not joined the suit or action, SPL will reasonably cooperate with Licensor in any such suit or action and shall have the right to consult with Licensor and be represented by its own counsel, provided that Licensor shall periodically reimburse SPL for its out-of-pocket costs (excluding the costs of retaining its own outside counsel) incurred in cooperating with Licensor. Any recovery or damages derived from any suit under this Section 4.3(a) where SPL has joined and shared costs shall be used first to reimburse each of Licensor and SPL for its documented out-of-pocket legal expenses relating to the suit, shall be used second to reimburse Licensor for royalties lost as a result of reduced sales of Licensed Product, shall be used third to reimburse SPL for amounts attributed to SPL's lost profits, with any remaining amounts, including but not limited to punitive, exemplary, or other enhanced damages, to be shared equally by the Parties. Any recovery or damages derived from a suit which SPL has not joined shall be retained by Licensor.

                  (b) Continuance of Infringement. If Licensor has neither obtained a discontinuance of such infringement nor brought suit against such infringer after the expiration of the six month period specified in Subsection 4.3(a), SPL shall have the right, but not the obligation, to bring suit against such infringer under the Patent Rights and join

         Licensor as a party plaintiff, provided that SPL shall bear all the expenses of such suit. Licensor shall cooperate with SPL in any such suit for infringement of a Patent Right brought by SPL against a third party, and shall have the right to consult with SPL and to participate in and be represented by independent counsel in such litigation at its own expense. SPL shall periodically reimburse Licensor for its out of pocket costs (excluding Licensor's costs of retaining independent counsel) incurred in cooperating with SPL. SPL shall incur no liability to Licensor as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Patent Rights invalid or unenforceable, except that SPL shall indemnify and hold Licensor harmless for any monetary judgment or award against or penalty levied upon either Licensor or SPL arising out of SPL's acts in the enforcement of such Patent Rights. In the event that SPL recovers any sums through litigation under this Section 4.3(b) by way of damages or in settlement thereof, SPL shall retain all such sums.

         4.4      Third Party Infringement Suit.

                  (a) Defense. In the event that a third party sues SPL alleging that SPL's, its Affiliates' or its Sublicensees' making, having made, importing, exporting, using, distributing, marketing, promoting, offering for sale or selling Licensed Compound and/or Licensed Product in one or more countries in the Territory infringes or will infringe said third party's patent, then SPL may elect to defend such suit at its sole expense and discretion. To the extent that the alleged infringement is based upon the use of Licensed Compound, another compound from the Compound Library or the Licensor Know-How, SPL shall have no obligation to pay royalties to Licensor under Section
         3.3 with respect to sales of Licensed Product in such country(ies) during the pendency of any such suit. Upon SPL's request and in connection with SPL's defense of any such third party infringement suit, Licensor shall cooperate with SPL for such defense provided, that SPL shall promptly reimburse Licensor for reasonable out-of-pocket costs and expenses incurred by Licensor in providing such cooperation (excluding Licensor's costs of retaining independent counsel). Licensor shall invoice SPL for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) thirty (30) days after receipt by SPL of the invoice.

                  (b) Licensing. SPL shall have the right to negotiate with said third party for a suitable license or assignment of rights under the relevant patents. In the event that such negotiation results in a consummated agreement, then any lump sum payment and/or royalty payments to be made thereunder shall be paid by SPL and shall be offset against any royalties due Licensor in accordance with the terms of
         Article 3.4.

         4.5 Certification Under Drug Price Competition and Patent Restoration Act. Licensor and SPL each shall immediately give written notice to the other of any certification of which they become aware filed pursuant to 21 U.S.C. ss.355(b)(2)(A)(iv) and 355(j)(2)(A)(vii), or any amendment or successor statute thereto, claiming that Patent Rights covering Licensed

Compound and/or Licensed Product(s) are invalid or that infringement will not arise from the manufacture, use or sale of a product containing Licensed Compound or otherwise equivalent to Licensed Product by a third party. Notwithstanding any provision to the contrary, in the event that the Patent Rights at issue are owned and/or controlled by Licensor and Licensor has failed to bring an infringement action against such third party at least fourteen (14) business days prior to expiration of the forty five (45) day period set forth in 21 U.S.C. ss.355(c)(3)(C) (or any amendment or successor statute thereto), SPL shall have the right to bring such an infringement action, in its sole discretion and at its own expense, in its own name and/or in the name of Licensor. At SPL's request, Licensor shall, at its own expense, provide SPL reasonable assistance to conduct such infringement action, including, without limitation, causing the execution of such legal documents as SPL may deem necessary for the prosecution of such action. SPL shall periodically reimburse Licensor for its out-of-pocket costs (excluding any of Licensor's costs of retaining independent counsel) incurred in assisting SPL. SPL shall incur no liability to Licensor as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Patent Rights invalid or unenforceable, except that SPL shall indemnify and hold Licensor harmless for any monetary judgment or award against or penalty levied upon either Licensor or SPL arising out of SPL's acts in the enforcement of such Patent Rights. In the event that SPL recovers any sums in such litigation by way of damages or in settlement thereof, SPL shall have the right to retain all such sums to offset its costs, losses and expenses.

         4.6 Abandonment. Subject to SPL's rights pursuant to Section 4.2, Licensor shall at the earliest known date give notice to SPL of the grant, lapse, revocation, surrender, invalidation or abandonment of any Patent Rights licensed to SPL for which Licensor is responsible for the filing, prosecution and maintenance under this Agreement.

         4.7 Patent Term Restoration. The Parties hereto shall cooperate with each other in obtaining patent term restoration or its equivalent in the Territory where applicable to Patent Rights. In the event that elections with respect to obtaining such patent term restoration are to be made, SPL shall have the right to make the election and Licensor agrees to abide by such election.

         4.8 Notices Regarding Patents. All notices, inquiries and communications in connection with this Article IV shall be sent in the manner set forth in Section 9.7 to the Parties at the addresses and facsimile numbers indicated below.

If to Licensor:            AtheroGenics, Inc.
                           8995 Westside Parkway
                           Alpharetta, Georgia  30004
                           Attn.: Vice President, Business Development
                                   (with a copy to: President)
                           Fax No.:  (678) 336-2501

If to SPL:                 Schering Corporation
                           2000 Galloping Hill Road
                           Kenilworth, New Jersey  07033
                           Attn.:  Staff Vice President - Patents and Trademarks
                           Fax No.:  (908) 298-5388


                                    ARTICLE V
                         CONFIDENTIALITY AND PUBLICATION

         5.1      Confidentiality.

                  (a) Nondisclosure Obligation. Each of Licensor and SPL shall use only in accordance with this Agreement, and shall not disclose to any third party, any of the other Party's Proprietary Information received by it pursuant to this Agreement without the prior written consent of the other Party. The foregoing obligations shall survive the expiration or termination of this Agreement for a period of five (5) years. These obligations shall not apply when and to the extent Proprietary Information :

                           (i) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by business records;

                           (ii) is at the time of disclosure or thereafter becomes published or otherwise part of the public domain without breach of this Agreement by the receiving Party;

                           (iii) is subsequently disclosed to the receiving Party by a third party that has the right to make such disclosure;

                           (iv)     is developed by the receiving Party
                  independently of Proprietary Information or other information received from the disclosing Party and such independent development can be documented by the receiving Party;

                           (v) is disclosed to any institutional review board of any entity conducting clinical trials, or any governmental or other regulatory agencies in order to obtain patents, to gain approval to conduct clinical trials or to market Licensed Compound and/or Licensed Product, but such disclosure may be made only to the extent reasonably necessary to obtain such patents or authorizations; or

                           (vi) is required by law, regulation, rule, act or order of any governmental authority or agency to be disclosed by a Party, provided that notice is promptly delivered to the other Party in order to provide an opportunity to seek a protective order or other similar order with respect to such Proprietary Information and thereafter the disclosing Party discloses to the requesting entity only the minimum Proprietary Information required to be disclosed in order to comply with the request, whether or not a protective order or other similar order is obtained by the other Party.


                  (b) Disclosure to Agents. Notwithstanding the provisions of Section 5.1(a), SPL shall have the right to disclose Licensor's Proprietary Information to its Sublicensees, agents, consultants, Affiliates or other third parties (collectively "Agents") in accordance with this Section 5.1(b). Such disclosure shall be limited only to those Agents directly involved in the research, development, manufacture, marketing or promotion of Licensed Compound or Licensed Product (or for such Agents to determine their interest in performing such activities) in accordance with this Agreement. Any such Agents must agree in writing to be bound by confidentiality and non-use obligations essentially the same as those contained in this Agreement. The term of confidentiality and non-use obligations for such Agents shall be no less than ten (10) years. SPL shall be jointly and severally liable for any disclosure of Licensor Proprietary Information by Agents.

                  (c) Disclosure to a Third Party. Licensor shall have the right to use and disclose any Licensor Know-How at its sole option and discretion for the limited purpose of filing, prosecuting, and supporting Patent Rights. Subject to the terms of Section 5.2, either Party may publish Licensor Know-How under the terms of Section 5.3 below. Licensor shall not otherwise disclose, provide or transfer any Licensor Know-How to any third party without the prior written approval of SPL.

         5.2 Publicity. Except as provided in Section 5.1 and this Section 5.2, a Party may not use the name of the other Party in any publicity, advertising or in any other public way and, may not issue press releases or otherwise publicize or disclose any information related to the existence of this Agreement, the terms or conditions of this Agreement, or any information relating to the subject matter hereof, without the prior written consent of the other Party. The Parties shall agree upon an initial press release to announce the execution of this Agreement, together with a corresponding Q&A outline for use in responding to inquiries about the Agreement. Following such initial press release, Licensor may use the specific information contained therein, or in any subsequent public announcements or publications made by SPL or by mutual agreement of the Parties, in Licensor's investor relations and public relations activities. Licensor shall make no public announcement, either written, oral or in any medium relating to the safety of Licensed Compound and/or Licensed Product, except for statements in official correspondence with government patent authorities in support of Patent Rights as provided for in Section 5.1(c). Nothing in the foregoing, however, shall prohibit a Party from making disclosures to the extent required under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange, provided same is accurate and complete. In such event, however, the disclosing Party shall use good faith efforts to consult with the other Party prior to such disclosure and, where applicable, shall request confidential treatment to the extent available.

         5.4 Publication. SPL and Licensor each acknowledge the potential benefit in publishing results of certain studies to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. No publication of Licensor Know-How or Patent Rights may be made without the prior written consent of Licensor. The Parties agree that SPL, its Affiliates, employees or consultants shall be free to make any publication which does not disclose Licensor Know-How or Patent Rights. In the event that any proposed publication (as defined below) discloses Licensor Know-How or Patent Rights, the following procedure shall apply: Either Party, its Affiliates, employees or consultants wishing to make a publication shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least thirty (30) days prior to submission for publication or presentation. For purposes of this Agreement, the term "publication" shall include, without limitation, abstracts and manuscripts for publication, slides and texts of oral or other public presentations, and texts of any transmission through any electronic media, e.g. any computer access system such as the Internet, including the World Wide Web. The reviewing Party shall have the right (i) to propose modifications to the publication for patent reasons, trade secret reasons or business reasons or (ii) to request delay of the publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of up to eighteen (18) months from the filing date of the first patent application in the Territory covering the information contained in the proposed publication or presentation. If the reviewing Party requests modifications to the publication, the publishing Party may edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

publishing results of certain studies to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. No publication of Licensor Know-How or Patent Rights may be made without the prior written consent of Licensor. The Parties agree that SPL, its Affiliates, employees or consultants shall be free to make any publication which does not disclose Licensor Know-How or Patent Rights. In the event that any proposed publication (as defined below) discloses Licensor Know-How or Patent Rights, the following procedure shall apply: Either Party, its Affiliates, employees or consultants wishing to make a publication shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least [ * ] days prior to submission for publication or presentation. For purposes of this Agreement, the term "publication" shall include, without limitation, abstracts and manuscripts for publication, slides and texts of oral or other public presentations, and texts of any transmission through any electronic media, e.g. any computer access system such as the Internet, including the World Wide Web. The reviewing Party shall have the right (i) to propose modifications to the publication for patent reasons, trade secret reasons or business reasons or (ii) to request delay of the publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of up to [ * ] from the filing date of the first patent application in the Territory covering the information contained in the proposed publication or presentation. If the reviewing Party requests modifications to the publication, the publishing Party may edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         6.1 Representations and Warranties of Each Party. Each of Licensor and SPL hereby represents, warrants and covenants to the other Party hereto that as of the Execution date it has complied, and during the period extending from the Execution Date until the expiration or termination of this Agreement it shall comply, with all applicable material laws and regulations relating to its activities under this Agreement. Each of Licensor and SPL further represents, warrants and covenants to the other Party hereto that as of the Execution Date:

                  (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

                  (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action, subject only to receipt of requisite approval of its board of directors;

                  (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

                  (e) except for the governmental and Regulatory Approvals required to market Licensed Product in the Territory and any filings or approvals referred to in Section 2.4, the execution, delivery and performance of this Agreement by such Party does not require the consent, approval or authorization of, or notice, declaration, filing or registration with, any governmental or regulatory authority and the execution, delivery or performance of this Agreement will not violate any law, rule or regulation applicable to such Party;

                  (f) this Agreement has been duly authorized, executed and delivered and constitutes such Party's legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to the availability of particular remedies under general equity principles;

                  (g) to the best of its knowledge there are no third party pending patent applications (excluding the Patent Rights) which, if issued, may cover the development, manufacture, use or sale of any Licensed Compound or Licensed Product.

         6.2 Licensor's Representations. Licensor hereby represents, warrants and covenants to SPL that as of the Execution Date:

                  (a) to the best of its knowledge, the Patent Rights and Licensor Know-How are subsisting and are not invalid or unenforceable, in whole or in part;

                  (b) it has the full right, power and authority to grant all of the right, title and interest in the licenses granted to SPL under Article II hereof;

                  (c) to the best of its knowledge, it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Compound, Licensed Product, the Patent Rights, or Licensor Know-How ;

                  (d) except as specifically set forth in Schedule 6.2(d), it is the sole and exclusive owner and/or licensee of the Patent Rights and Licensor Know-How, all of which are free and clear of any liens, charges and encumbrances, and to the best of its knowledge no other person, corporation or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership with respect to the Patent Rights or Licensor Know-How, whatsoever;

                  (e) to the best of its knowledge, the Patent Rights and Licensor Know-How, and the development, manufacture, use, distribution, marketing, promotion and sale of Licensed Products do not interfere or infringe (as applicable) on any intellectual property rights owned or possessed by any third party;

                  (f) there are no claims, judgments or settlements against or amounts with respect thereto owed by Licensor, and to the best of its knowledge no pending or threatened claims or litigation against Licensor relating to Licensed Compound, the Patent Rights and Licensor Know-How;

                  (g) to the best of its knowledge, there are no circumstances that would adversely affect the commercial utility or the use of the Licensed Product;

                  (h) it has provided to Schering Corporation a summary of all material adverse events known to it relating to the Licensed Compound;

                  (i) there are no collaborative, licensing, material transfer, supply, distributorship or marketing agreements or arrangements or other similar agreements to which it or any of its Affiliates are a party relating to Licensed Compound, Licensed Product or Patent Rights which would materially limit the rights granted to SPL under this Agreement with respect to the Licensed Compound, Licensed Product or Patent Rights;

                  (j) there are no trademark(s) chosen, owned or controlled by Licensor or its Affiliates specifically in connection with the Licensed Compound and/or the Licensed Product in the Territory; and

                  (k) except as set forth in Schedule 6.2(k), it has not identified any compounds outside of the Compound Library which exhibit both (1) similar or better VCAM-1 inhibition than the Licensed Compound as determined using Licensor's currently available in vitro screens for VCAM-1 inhibitory activity (i.e., the human aortic endothelial cell based screen) and (2) histologically or morphologically demonstrated anti-atherosclerotic properties similar or better than Licensed Compound in the Licensor's animal models (i.e., the hypercholesterolemic rabbit).

Licensor further represents, warrants and covenants to SPL that:

                  (l) during the period extending from the Execution Date until the expiration or termination of this Agreement it will use reasonable efforts not to diminish the rights under the Patent Rights and Licensor Know-How granted to SPL hereunder, including without limitation, by not committing or permitting any actions or omissions which would cause the breach of any license or other agreements between itself and third parties which provide for licenses, assignments or other rights to any Patent Rights or Licensor Know-How, that it will provide SPL promptly with notice of any such alleged breach, and that as of the Execution Date, it is in compliance in all material respects with any such licenses or other agreements with third parties;

                  (m) as of the Execution Date, and to the best of its knowledge, all data summaries provided in writing to SPL by Licensor prior to the Execution Date relating to pre-clinical and clinical studies of the Licensed Compound accurately represent the raw data underlying such summaries; and

                  (n) Licensor shall not seek or file for any trademark for use in connection with the Licensed Compound and/or the Licensed Product in the Territory during the period extending from the Execution Date until the expiration or termination of this Agreement.

         6.3 Continuing Representations. The representations and warranties of each Party contained in Sections 6.1 and 6.2 shall survive the execution of this Agreement.

         6.4 No Inconsistent Agreements. Neither Party has in effect and after the Effective Date neither Party shall enter into any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement.

         6.5 Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

         6.6 Additional Obligations of Licensor The Parties acknowledge and agree that all data and information provided by Licensor to SPL arising out of or relating to any preclinical and/or clinical studies involving the Licensed Compound and/or Licensed Product conducted by or on behalf of Licensor (the "Studies"), or relating to any patent applications or patents having claims covering the Licensed Compound and/or Licensed Product, are of material importance to the development and commercialization of the Licensed Compound and/or Licensed Product and to SPL's decision to enter into this Agreement.

                  (a) Licensor represents and warrants that, to the best of its knowledge and based upon Licensor's diligence in the performance of the relevant activities, as of the Execution Date it (and its subcontractors and/or collaborators, if any):

         (i) has fully complied with all applicable laws, rules and regulations, in the preparation, filing and prosecution of patent applications or patents;

         (ii) has fully complied with all applicable laws, rules and regulations, in the conduct and evaluation of the Studies and with regard to all applications or submissions for Regulatory Approval in the Territory, if any;

         (iii) knows of no irregularities or information suggesting any irregularities in connection with the preparation, filing or prosecution of patent applications or patents which may have a material adverse effect with respect thereto; and

         (iv) knows of no irregularities or information suggesting any irregularities in connection with the conduct and evaluation of the Studies which may have a material adverse effect with respect thereto.

                  (b) To the extent of Licensor's obligations under this Agreement, Licensor shall undertake to perform the following in accordance with all applicable laws, rules and regulations:

         (i) to prepare, file, prosecute and maintain, or ensure that its subcontractors, collaborators and/or agents prepare, file, prosecute and maintain, any patent applications or patents relating to the Licensed Compound and/or Licensed Product; and

         (ii) to conduct, or ensure that its subcontractors and/or collaborators, if any, shall conduct, any Studies.

                  (c) In the event Licensor becomes aware of any known or suspected impropriety or misconduct relating to the preparation, filing, prosecution or maintenance of patent applications or patents, and/or the performance, analysis or reporting of any Studies, or any application or submission for Regulatory Approval, Licensor shall, within twenty-four (24) hours notify SPL of such event in writing.


                                   ARTICLE VII
                   INDEMNIFICATION AND LIMITATION ON LIABILITY

         7.1 Indemnification by SPL. SPL shall indemnify, defend and hold harmless Licensor and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Licensor Indemnified Party") from and against any and all third party claims, demands, lawsuits, proceedings, settlement amounts, liability, loss, damage, cost, and expense (including reasonable attorneys' fees), (collectively, a "Liability") which may be asserted against the Licensor Indemnified Party or which the Licensor Indemnified Party may incur, suffer or be required to pay resulting from or arising out of (i) the discovery, development, manufacture, promotion, distribution, use, testing, marketing, sale or other disposition of Licensed Compound and/or Licensed Product(s) by SPL, its Affiliates or Sublicensees (including without limitation any personal injury, death, or other injuries suffered by users of Licensed Compound or Licensed Product), or (ii) the breach by SPL of any covenant, representation or warranty contained in this Agreement; or (iii) the successful enforcement by a Licensor Indemnified Party of its rights under this Section 7.1. Notwithstanding the foregoing, SPL shall have no obligation under this Agreement to indemnify, defend or hold harmless any Licensor Indemnified Party with respect to any Liability which results from the willful misconduct or negligent acts or omissions of Licensor, its Affiliates, or any of their respective employees, officers, directors or agents.

         7.2 Indemnification by Licensor. Licensor shall indemnify, defend and hold harmless SPL and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "SPL Indemnified Party") from and against any Liability which the SPL Indemnified Party may incur, suffer or be required to pay resulting from or arising out of (i) the breach by Licensor of any covenant, representation or warranty contained in this Agreement; or (ii) the successful enforcement by a SPL Indemnified Party of its rights under this
Section 7.2. Notwithstanding the foregoing, Licensor shall have no obligation under this Agreement to indemnify, defend or hold harmless any SPL Indemnified Party with respect to any Liability which results from willful misconduct or negligent acts or omissions of SPL, its Affiliates, or any of their respective employees, officers, directors or agents.

         7.3 Conditions to Indemnification. Each Party agrees to promptly give the other Party notice of any claim for which indemnification may be sought. Failure of an indemnified Party to provide notice of a claim to the indemnifying Party shall affect the indemnified Party's right to indemnification only to the extent that such failure has a material adverse effect on the indemnifying Party's ability to defend or the nature or the amount of the Liability. Subject to the provisions of Article IV, the indemnifying Party shall have the right to assume the defense of any suit or claim related to the Liability if it has assumed responsibility for the suit or claim in writing; provided, however, that if in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights such Party may have at law or in equity. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.

         7.4 Settlements. Subject to the provisions of Article IV, neither Party may settle a claim or action related to a Liability without the consent of the other Party if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other Party's rights under this Agreement, provided that such consent shall not be unreasonably withheld or delayed. Any payment made by a Party to settle any such claim or action shall be at its own cost and expense.

         7.5 Limitation of Liability. With respect to any claim by one Party against the other arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that the liability of such Party to the other Party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a Party be liable for, punitive, exemplary or consequential damages suffered or incurred by the other Party.

         7.6 Insurance. Each Party acknowledges and agrees that during the Term of this Agreement it shall maintain adequate insurance and/or a self-insurance program for contractual liability insurance to cover such Party's obligations under this Agreement. Each Party shall provide the other Party with evidence of such insurance and/or self-insurance program, upon request.


                                  ARTICLE VIII
                              TERM AND TERMINATION

         8.1 Term and Expiration. This Agreement shall be effective as of the Effective Date and unless terminated earlier by mutual written agreement of the Parties or pursuant to Sections 8.2, 8.3 or 8.4 below, the Term of this Agreement shall continue in effect on a product-by-product and country-by-country basis until the expiration of the last to expire Patent Right incorporating a Valid Claim covering the Licensed Product, or in countries where no such Patent Rights exist until the tenth anniversary of the First Commercial Sales of Licensed Product in such country. Upon expiration of this Agreement, SPL's licenses pursuant to Section 2.1 and 2.2 shall become fully paid-up, perpetual licenses.

         8.2 Termination by SPL Without Cause. SPL shall have the unilateral right to terminate this Agreement on a product-by-product basis (without cause) at any time by giving sixty (60) days advance written notice to Licensor. In the event of the exercise of such termination rights, the rights and licenses granted to SPL under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products with respect to the applicable product which are granted pursuant to this Agreement shall revert to Licensor.

         8.3      Termination Upon Cessation of Development.

                  (a) Termination by Either Party Either Party shall have the unilateral right to terminate this Agreement on a product-by-product basis at any time by giving sixty (60) days advance written notice to the other Party if SPL ceases development or commercialization of Licensed Compound or Licensed Product pursuant to Sections 2.6(a) and (c), subject to Section 2.6(b). In the event of the exercise of such termination rights, the rights and licenses granted to SPL under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products with respect to the applicable product which are granted pursuant to this Agreement shall revert to Licensor.

                  (b) Termination by Licensor Licensor shall have the unilateral right to terminate this Agreement by giving sixty (60) days written notice to SPL in the event that:

                           (i) Schering Corporation does not file an IND in the United States for Licensed Product for the Primary Indication by December 31, 2001, under the US Agreement; or

                           (ii) Schering Corporation does not file an NDA in the United States for Licensed Product for the Primary Indication by December 31, 2005, under the US Agreement.

         In the event of the exercise of such termination rights, the rights and licenses granted to SPL under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products with respect to the applicable product which are granted pursuant to this Agreement shall revert to Licensor.

         8.4      Termination.

                  (a) Termination for Cause. This Agreement may be terminated by written notice at any time during the Term of this
         Agreement:

                           (i) by either Party, subject to Section 9.2, if the other Party is in breach of its material obligations with respect to such product hereunder and has not cured such breach within sixty (60) days (thirty (30) days with respect to payment obligations under Article III) after written notice requesting cure of the breach with reasonable detail of the particulars of the alleged breach, or within sixty (60) days of receiving notice initiated actions reasonably expected to cure the cited failure and thereafter diligently pursued such actions to cure the failure (even if requiring longer than the sixty (60) days set forth in this subsection); or

                           (ii)     by either Party upon the filing or
                  institution of bankruptcy, reorganization (in connection with any insolvency), liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party, or in the event a receiver or custodian is appointed for such other Party's business, or if a substantial portion of such other Party's business is subject to attachment or similar process; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the proceeding is not dismissed within sixty (60) days after the filing thereof.

                  (b)      Effect of Termination for Cause on License.

                           (i) Termination by SPL. In the event SPL terminates this Agreement under Section 8.4(a)(i), due to a breach by Licensor of its material obligations under Section 2.1(a), 2.1(b) or 2.11(a) of this Agreement, then SPL's licenses pursuant to Sections 2.1 and 2.2 shall become fully paid-up, perpetual licenses.

                           (ii) Termination by Licensor. In the event that Licensor terminates this Agreement under Section 8.4(a)(i), then the rights and licenses granted to SPL under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products granted pursuant to this Agreement shall revert to Licensor.

                           (iii) Effect of Bankruptcy. In the event SPL terminates this Agreement under Section 8.4(a)(ii) or this Agreement is otherwise terminated under Section 8.4(a)(ii), the Parties agree that SPL, as a licensee of rights to intellectual property under this Agreement, shall retain and may fully exercise all of its rights and elections under the Insolvency Statute including as set forth in Section 9.8 hereof.

         8.5 Effect of Termination. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Articles V and VII shall survive the expiration of the Agreement. With regard to reimbursement for development costs incurred by Licensor, including, without limitation, the costs of clinical studies, SPL's obligations under Section 2.6 shall upon termination be limited to the costs for actual work performed in accordance with the relevant research plans or protocols up to the effective date of such termination, or any irrevocable financial commitments made by Licensor prior to the date of notice of termination. Any expiration or early termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to termination, including the obligation to pay royalties for Licensed Product(s) or Licensed Compound sold prior to such termination. In the event of termination of this Agreement, SPL shall have the right to continue to sell its existing inventory of Licensed Product during the six (6) month period immediately following such termination, provided that SPL shall continue to make royalty payments with respect to such sales.

         8.6 Remedies for Breach. In addition to any and all other remedies that SPL may have under this Agreement, or otherwise under law and/or equity, in the event that Licensor materially breaches its obligations under Sections 6.6(a) or (b) of this Agreement and/or materially breaches its representation, warranties and covenants under Section 6.2(m), then SPL shall have the right, at SPL's sole discretion, upon written notice to Licensor to either: (i) deduct [ * ] of the remaining unpaid milestone(s) in Section 3.2;
(ii) permanently reduce by [ * ] the royalty rates provided for in Section 3.3; or (iii) immediately terminate the Agreement.

         8.7 Licensor's Rights on Termination. In the event that Licensor terminates this Agreement under Section 8.3 or 8.4(a)(i), or SPL terminates this Agreement under Section 8.2 or 8.3, SPL shall provide to Licensor the following:

         (i) all existing Regulatory Approvals and/or applications for Regulatory Approval for the applicable Licensed Product(s) in the Territory;

         (ii) access, including the right to make copies, of all preclinical, clinical, pharmacokinetic, toxicology or other data owned or controlled by SPL which is necessary to support any of the Regulatory Approvals provided to Licensor under Section 8.7(i);

         (iii) subject to the terms of Section 8.7 (iv), all preclinical and clinical supplies of the applicable Licensed Product(s), and/or Licensed Compound or other Compound Library compounds, in SPL's possession or control;

         (iv) access to all manufacturing information relating to the Licensed Product, including assigning, sublicensing or otherwise making available, as appropriate, any third party manufacturing agreements relied upon by SPL for the manufacture of Licensed Product, in each case to the extent reasonably necessary for Licensor to manufacture the Licensed Product following such termination;

         (v) to the extent that termination occurs after the First Commercial Sale of the applicable Licensed Product(s) and subject to the terms of Section 8.5, Licensor shall have the right to purchase SPL's remaining inventory of the applicable Licensed Product(s) and/or Licensed Compound or other Compound Library compounds for sale in the Territory at [ * ] of SPL's fully absorbed manufacturing costs.

In addition, in the event of such termination, SPL shall grant to Licensor a paid-up, non-exclusive, non-transferable license in the Territory under any issued patents, or pending patent applications, owned or controlled by SPL which would otherwise be infringed by the manufacture, use or sale of the applicable Licensed Product(s) in the Territory, which license shall be restricted to the sole purpose of making, having made, importing, exporting, using, distributing, marketing, promoting, offering for sale and selling such Licensed Product(s).

         8.8 Concurrent Termination with the US Agreement. In the event of any termination of the US Agreement by either Licensor or Schering Corporation under the provisions of Sections 8.2, 8.3 or 8.4 of the US Agreement, this Agreement shall automatically terminate concurrently under the corresponding
Section 8.2, 8.3 or 8.4 of this Agreement.


                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1      Assignment/Change of Control.

                  (a) Assignment. Neither this Agreement nor any or all of the rights and obligations of a Party hereunder shall be assigned, delegated, sold, transferred, sublicensed (except as expressly permitted hereunder) or otherwise disposed of, by operation of law or otherwise, to any third party (other than an Affiliate of an assigning Party under the condition that the assignor remain responsible to the other Party under this Agreement), without the prior written consent of the other Party. Any attempted assignment, delegation, sale, transfer, sublicense or other disposition, by operation of law or otherwise, of this Agreement or of any rights or obligations hereunder contrary to this Section 9.1 shall be a material breach of this Agreement by the attempting Party, and shall be void and without force or effect; provided, however, either Party may, without such consent, assign the Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets related to the division or the subject business, or in the event of its merger or consolidation or change in control or similar transaction. This Agreement shall be binding upon, and inure to the benefit of, each Party, its Affiliates, and its permitted successors and assigns. Each Party shall be responsible for the compliance by its Affiliates with the terms and conditions of this Agreement.

                  (b) Change of Control. In the event the ownership or control of Licensor is acquired by another pharmaceutical company that has an ongoing development program or commercializes (directly or through any Affiliate) any compound or product for the Primary Indication and/or the Secondary Indication, Licensor shall promptly notify SPL in writing to that effect. Licensor's obligations under
         Section 2.11 shall not extend to any such compound or product. Effective upon such notice, the JMC shall be disbanded and SPL will assume and thereafter be responsible for all of the rights and obligations of the JMC. Licensor, and following the change of control the acquiring party, shall use best efforts to ensure that such acquiring party does not have any access to any of SPL's Proprietary Information or other proprietary information relating to the development and commercialization of Licensed Product. Such best efforts shall include, without limitation: (i) ensuring that the acquiring party does not have access to any such information prior to the change of control of Licensor; and (ii) promptly destroying or returning to SPL all such information in Licensor's possession or control upon completion of the change of control. The acquiring party shall have no rights to use any Licensor Know-How relating to the Primary Indication or the Secondary Indication in connection with the development and commercialization of its own compound or product for the Primary and/or Secondary Indication. All of SPL's obligations under
         Article II to provide Licensor and/or the JMC with reports or to otherwise keep Licensor informed with respect to the development and commercialization of Licensed Compound, any other compound within the Compound Library and/or Licensed Product shall immediately terminate; provided, however, that SPL shall provide such acquiring party with an annual summary of its activities in developing and commercializing Licensed Product.

         9.2 Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New Jersey, without giving effect to conflict of law principles. All disputes under this Agreement shall be governed by binding arbitration pursuant to the mechanism set forth in
Schedule 9.2 attached hereto and incorporated hereby. The Parties expressly exclude application of the United Nations Convention for the International Sale of Goods.

         9.3 Waiver. Any delay or failure in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of such rights under this Agreement, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

         9.4 Independent Relationship. Nothing in this Agreement shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their respective Affiliates, agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

         9.5 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America which may be imposed upon or related to Licensor or SPL from time to time by the government of the United States of America. Furthermore, SPL agrees that it will not export, directly or indirectly, any technical information acquired from Licensor under this Agreement or any products using such technical information to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the United States government when required by an applicable statute or regulation.

         9.6      Complete Agreement.

                  (a) Entire Agreement; Amendment. This Agreement, including the Exhibits and Schedules hereto and all the covenants, promises, agreements, warranties, representations, conditions and understandings contained herein sets forth the complete, final and exclusive agreement between the Parties with respect to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein. No subsequent alteration, amendment, change, waiver or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. Each Party in deciding to execute this Agreement has not relied on any understanding, agreement, representation or promise by the other Party which is not explicitly set forth herein.

                  (b) Relationship to US Agreement; Controlling Provisions. The parties acknowledge and agree that this Agreement together with the US Agreement is intended to operate together as a single worldwide agreement governing the rights and obligations of Licensor, SPL and Schering Corporation. For purposes of clarity and avoidance of doubt, the parties agree that Sections 2.3 and
         2.5 of this Agreement shall be subject to and governed by the corresponding provisions of the US Agreement. The parties further agree that SPL's rights and obligations with respect to the filing, prosecution, maintenance and enforcement of patents and patent applications under Article IV of this Agreement shall be exercised and performed by the employees and/or agents of Schering Corporation having responsibility for Schering Corporation's rights and obligations under
         Article IV of the US Agreement, and that all such activities will be performed in a coordinated manner.

         9.7 Notices. Except as provided under Section 4.8 hereof, any notice required or permitted to be given or sent under this Agreement shall be hand delivered or sent by express delivery service or certified or registered mail, postage prepaid, or by facsimile transmission (with written confirmation copy by registered first-class mail) to the Parties at the addresses and facsimile numbers indicated below.

         If to Licensor, to:     AtheroGenics, Inc.
                                 8995 Westside Parkway
                                 Alpharetta, Georgia  30004
                                 Attn.: Vice President, Business Development
                                 Fax No.: (678) 336-2501

         If to SPL to:           Schering-Plough Ltd.
                                 Toeperstrasse 5
                                 CH 6004 Lucerne, Switzerland
                                 Attn.:  President
                                 Fax No.:  41-41-418-1626

         with copies to:         Schering Corporation
                                 2000 Galloping Hill Road
                                 Kenilworth, New Jersey  07033
                                 Attn.: Vice President, Business Development
                                 Fax No.: (908) 298-5379

                  and            Attn.:  Law Department - Staff Vice President,
                                          Licensing
                                 Fax No.:  (908) 298-2739

         Any such notice shall be deemed to have been received on the date actually received. Either Party may change its address or its facsimile number by giving the other Party written notice, delivered in accordance with this Section.

9.8      Provisions for Insolvency.

                  (a) Effect on Licenses. All rights and licenses granted under or pursuant to this Agreement by Licensor to SPL are, for all purposes of Section 365(n) of Title 11 of the United States Code (together with its foreign equivalent, the "Insolvency Statute"), licenses of rights to "intellectual property" as defined in the Insolvency Statute. Licensor agrees that SPL, as licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Insolvency Statute provided that SPL makes all royalty payments under this Agreement. Licensor agrees during the Term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against Licensor under the Insolvency Statute, Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, an Insolvency Statute trustee) shall,

                           (i) as SPL may elect in a written request, immediately upon such request:

                                    (A)      perform all of the obligations
                           provided in this Agreement to be performed by Licensor including, where applicable and without limitation, providing to SPL portions of such intellectual property (including embodiments thereof) held by Licensor and such successors and assigns or otherwise available to them; or

                                    (B)      provide to SPL all such
                           intellectual property (including all embodiments thereof) held by Licensor and such successors and assigns or otherwise available to them; and

                           (ii) not interfere with the rights of SPL under this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity.

                  (b) Rights to Intellectual Property. If an Insolvency Statute case is commenced by or against Licensor, and this Agreement is rejected as provided in the Insolvency Statute, and SPL elects to retain its rights hereunder as provided in the Insolvency Statute, then Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, an Insolvency Statute trustee) shall provide to SPL all such intellectual property (including all embodiments thereof) held by Licensor and such successors and assigns, or otherwise available to them, immediately upon SPL's written request. Whenever Licensor or any of its successors or assigns provides to SPL any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 9.8, SPL shall have the right to perform the obligations of Licensor hereunder with respect to such intellectual property, but neither such provision nor such performance by SPL shall release Licensor from any such obligation or liability for failing to perform it.

                  (c) SPL's Rights. All rights, powers and remedies of SPL provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Insolvency Statute) in the event of the commencement of an Insolvency Statute case by or against Licensor. SPL, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, the Insolvency Statute) in such event. The Parties agree that they intend the foregoing SPL rights to extend to the maximum extent permitted by law, including, without limitation, for purposes of the Insolvency
         Statute:

                           (i) the right of access to any intellectual property (including all embodiments thereof) of Licensor, or any third party with whom Licensor contracts to perform an obligation of Licensor under this Agreement, and, in the case of the third party, which is necessary for the development, registration, manufacture and marketing of Licensed Compound and/or Licensed Product(s); and

                           (ii) the right to contract directly with any third party described in (i) to complete the contracted work.

                  (d) Deemed Grant of Rights. In the event of any insolvency of Licensor and if any statute and/or regulation in any country in the Territory requires that there be a specific grant or specific clause(s) in order for SPL to obtain the rights and benefits as licensee under this Agreement which are analogous to those rights under Section 365(n) of Title 11 of the United States Code, then this Agreement shall be deemed to include any and all such required grant(s), clause(s) and/or requirements.

                  (e) Security Interests. In addition to any other rights granted to SPL hereunder, with respect to any country in the Territory in which SPL reasonably determines that its rights set forth in this
         Section 9.8 are nonexistent or inadequate to protect SPL's interests in the licenses granted hereunder, Licensor shall, upon SPL's request, execute a security agreement, or any foreign equivalent, for each country in the Territory, granting SPL a secured interest in all intellectual property licensed to SPL under this Agreement.

         9.9 Force Majeure. Failure of any Party to perform its obligations under this Agreement (except the obligation to make payments when properly due) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if such failure is due to any cause beyond the reasonable control of such non-performing Party ("force majeure"), unless conclusive evidence to the contrary is provided. Causes of non-performance constituting force majeure shall include, without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, failure in whole or in part of suppliers to deliver on schedule materials, equipment or machinery, interruption of or delay in transportation, a national health emergency or compliance with any order or regulation of any government entity acting with color of right. The Party affected shall promptly notify the other Party of the condition constituting force majeure as defined herein and shall exert reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed; provided, however, that nothing contained herein shall require any Party to settle on terms unsatisfactory to such Party any strike, lock-out or other labor difficulty, any investigation or proceeding by any public authority, or any litigation by any third party. If a condition constituting force majeure as defined herein exists for more than ninety (90) consecutive days, the Parties shall meet to negotiate a mutually satisfactory resolution to the problem, if practicable.

         9.10 Severability. If any provision of this Agreement is declared illegal, invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Agreement to reasonably substitute such invalid or unenforceable provisions in light of the intent of this Agreement.

         9.11 Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

         9.12 Captions. The captions of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

         9.13 Recording. Each Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere in the world, and each Party shall provide reasonable assistance to the other in effecting such recording, registering or notifying. Notwithstanding the foregoing, prior to recording, registering, or otherwise notifying this Agreement, the Party desiring to so record, register, or notify shall provide a copy of all materials to be filed for review, comment, and approval by the other Party, such approval not unreasonably to be withheld or delayed.

         9.14 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement including, without limitation, any filings with any antitrust agency which may be required.

         IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date set forth below.

ATHEROGENICS, INC.                         SCHERING-PLOUGH LTD.

By:    Russell Medford                     By:    David Poorvin
       ------------------------                   ---------------------------

Title: President & CEO                     Title: Prokurist
       ------------------------                   ---------------------------

Date:  22 October 1999                     Date:  21 October 1999
       ------------------------                   ---------------------------

                                  SCHEDULE 1.6

             Elements of Fully Absorbed Manufacturing Cost of Goods

The following expenses are included in manufacturing costs:

1.       Direct Materials

Materials used in the manufacturing process that are traced directly to the completed product, such as:

         -        Inert raw materials or excipients
         -        Active substances/ingredients
         -        Packaging components such as bottles, caps, labels, etc.

2.       Direct Labor

The cost of employees engaged in production activities that are directly identifiable with product costs. Excludes supervision, which is included in indirect labor, and production support activities such as inspection, plant and equipment maintenance labor, and material handling personnel. Direct Labor cost includes:

         - Base pay, overtime, vacation and holidays, illness, personal time with pay and shift differential.
         - Cost of employee fringe benefits such as health and life insurance, payroll taxes, welfare, pension and profit sharing.

3.       Indirect Manufacturing Costs

Costs which are ultimately allocated to product based on standard direct labor hours of the operating departments. These costs include:

         - Indirect Production Labor - salaries of employees engaged in production activities who are not classified as direct labor, including supervision, clerical, etc.

         - Costs of Direct Labor - employees not utilized for the manufacturing of product such as training, downtime and general duties.

         - Indirect Materials - supplies and chemicals which are used in the manufacturing process and are not assigned to specific products but are included in manufacturing overhead costs. Includes supplies for which direct assignment to products is not practical.

         - Utilities - expenses incurred for fuel, electricity and water in providing power for production and other plant equipment.

         - Maintenance and Repairs - amount of expense incurred in-house or purchased to provide services for plant maintenance and repairs of facilities and equipment.

         - Other Services - purchased outside services and rentals such as the cost of security, ground maintenance, etc.

         - Depreciation - of plant and equipment utilizing the straight-line method of calculation.

         - Insurance - cost of comprehensive and other insurance necessary for the safeguard of manufacturing plant and equipment.

         - Taxes - expense incurred for taxes on real and personal property (manufacturing site, buildings and the fixed assets of equipment, furniture and fixtures, etc.). If manufacturing site includes other operations (marketing, R&D, etc.), taxes are allocated to manufacturing on the basis of total real and personal property.

         -        Cost of manufacturing, service departments - such as:
                  (where applicable)

                  -        Packaging Engineering
                  -        Manufacturing Maintenance
                  -        Industrial Engineering
                  -        Receiving and Warehousing
                  -        Purchasing and Accounting
                  -        Production Scheduling
                  -        Inventory Management
                  -        Plant Materials Management
                  -        Central Weigh
                  -        Manufacturing Administration

         - Allocated costs of services provided to manufacturing including: (where applicable)

                  -        Cafeteria
                  -        Personnel Operations
                  -        Health and Safety Services
                  -        Division Engineering and Operations Services
                  -        Plant Services (housekeeping)
                  -        Manufacturing Information Systems
                  -        Plant Power
                  -        Office of V.P. Manufacturing

         Various bases are used for allocating these costs to manufacturing operating departments including headcount, square feet, metered utilities use, estimated services rendered, EDP computer hours, etc.

4.       Quality Assurance Costs

Direct labor and indirect costs for Quality Assurance departments testing and approving materials used in manufacturing and completed manufacturing batches and finished products. This includes all manufacturing in-process testing and testing of finished materials. Excluded from product costs are QA costs related to research and development, stability testing, and other costs customarily excluded from such Quality Assurance costs.

The following expenses are not included in manufacturing costs:
         a)       Inventory Carrying Costs
         b)       Regulatory Affairs Costs
         c) Pilot plant costs, research batches and other similar costs prior to turnover to manufacturing. These are handled as development costs and expensed to R&D. This excludes commercial goods produced by a research facility.
         d) Costs incurred by Manufacturing for special projects (e.g. requests by Schering-Plough Research Institute) to establish and certify new production processes, batch sizes and product line improvements, and new vendor certification of equipment and primary materials components.
                  These costs are expensed to R&D.
         e) Manufacturing start-up costs and initial one-time extraordinary manufacturing costs incurred prior to plant operation and achievement of a normal production activity level. Includes costs of training, testing, qualification/validation of new equipment and facilities and initial, trial batches. These costs are deferred and then amortized to Other Production Costs over five years.
         f) Significant idle capacity is eliminated from factory overhead and product cost. Idle or excess capacity costs are culled out of the Manufacturing Budget and expensed as a period cost to Other Production Costs.
         g)       Finished goods warehousing, shipping and other distribution costs. These are included in distribution costs.
         h)       Product liability and/or business interruption insurance
                  expenses.
         i)       Intercompany profit.

5.       Other Production Costs

Three major types of expense are included in the Other Production Costs classification.

         a) Variances from standard cost the difference between the actual and standard cost of inventory purchased and produced during the period less any portion applicable to on-hand inventory which has been capitalized.

                  (i)      Materials purchase price variance

                  (ii)     Materials usage/yield variances
                  (iii) Direct labor efficiency/inefficiency - reflects the cost difference between the standard and actual number of direct labor hours used for actual production.
                  (iv) Overhead - reflects all other labor and overhead cost variances including activity and spending production related and support.

                  With the exception of overhead, all of the other variances can be identified by product and can be added (if unfavorable) or subtracted (if favorable) to determine actual manufacturing costs of a product.

         (b) Non-standard costs: Cost of miscellaneous production related operations for which standards are not established due to the nature of the function, such as manufacturing start-up operations, stock conversions and reclaiming (processing and returning to finished goods inventory) of products returned by customers. Also includes miscellaneous expenses incurred in connection with the production of inventory which for various reasons (e.g., cyclical, non-recurring) are not included in standard costs. Examples include excess/idle capacity not included in standards, abnormal waste or rework, experiments, unallocated production costs, tooling and package design costs.

                  Some of the above costs may be incurred for specific products, e.g., rework, experiments, tooling, but the majority are general to all products produced.

         (c) Inventory adjustments: Consists of charges or credits due to adjustments to inventory concerning revaluation to new standards, stock conversions, capitalized/amortized production variances, shortages or overages, and damage or obsolescence of regular on-hand inventory or products returned by customers.

Each of these charges or credits can be identified to a specific product.

                                 Schedule 1.18

                                 PATENT RIGHTS

                               ATHEROGENICS, INC.
                             U.S. PATENT PORTFOLIO
                                    AGI 1067

                               Updated July 1999

  DOCKET       MATTER NO.             TITLE               SERIAL      FILING       PATENT       ISSUE       RELATED        LAST
   NAME           NO.                                       NO.        DATE          NO.         DATE        CASES        ACTION
----------     ----------   -------------------------   ----------   --------     ---------    --------    ----------    --------
ATH100             105001   Treatment for               07/969,934   10/30/92     5,380,747    01/10/95                  Patented
(EMU110)                    Atherosclerosis and
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH100             105023   Treatment for               08/722,438   10/17/96     5,877,203      3/2/99    FWC of        Patented
DIV                         Atherosclerosis and                                                            08/257,821
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH101             105012   Treatment for               08/486,239   06/07/95     5,792,787     8/11/98    CON of        Patented
DIV CON                     Atherosclerosis and                                                            08/257,821
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH101             105009   Treatment for               08/477,881   06/07/95      5,783,56     7/21/98    DIV of        Patented
DIV2                        Atherosclerosis and                                                            08/240,858
(ATH101                     other Cardiovascular and
DIV2)                       Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105004   Treatment for               08/317,399   10/04/94     5,807,884     9/15/98    CIP of        Patented
EMU110CIP2                  Atherosclerosis and                                                            08/240,858
                            other Cardiovascular and                                                       and CIP of
                            Inflammatory Diseases                                                          07/969,934
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105008   Treatment for               08/483,335   06/07/95     5,811,449     9/22/98    DIV OF        Patented
DIV1                        Atherosclerosis and                                                            08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105028   Treatment for               08/474,530   06/07/95     5,750,351     5/12/98    CON OF        Patented
CON(1)                      Atherosclerosis and                                                            08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105006   Treatment for               08/484,059   06/07/95     5,773,209     6/30/98    CON of        Patented
CON(3)                      Atherosclerosis and                                                            08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105011   Treatment for               08/473,272   06/07/95     5,773,231     6/30/98    CON of        Patented
CON(4)                      Atherosclerosis and                                                            08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105010   Treatment for               08/471,537   06/07/95     5,846,959     12/8/98    CON of        Patented
CON(5)                      Atherosclerosis and                                                            08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH103             105016   Soluble Analogs of          07/876,557   04/30/92     5,262,439    11/16/93                  Patented
                            Probucol
---------------------------------------------------------------------------------------------------------------------------------
[*]                    [*]                        [*]           [*]        [*]                                                 [*]
---------------------------------------------------------------------------------------------------------------------------------
[*]                    [*]                        [*]           [*]        [*]                                                 [*]
---------------------------------------------------------------------------------------------------------------------------------
[*]                    [*]                        [*]           [*]        [*]                                                 [*]
---------------------------------------------------------------------------------------------------------------------------------

                           ATHEROGENICS, INC.
                        FOREIGN PATENT PORTFOLIO
                           Updated July 1999

DOCKET             TITLE            COUNTRY       SERIAL NO.      FILING      PUBLICATION      LAST
NAME &                                                             DATE           NO.         ACTION
------      -------------------     -------       ----------     --------     -----------    ---------
[*]
------------------------------------------------------------------------------------------------------
EMU110      Treatment of            Hungary         P9603041     05/10/95                    Published
CIP(2)      Atherosclerosis and                                                              11/28/97
            other Cardiovascular
105005      and Inflammatory                                                                 Pending
            Diseases
------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------
105015
------------------------------------------------------------------------------------------------------

                                 Schedule 2.1(e)

                             Third Party Agreements


License Agreement between Emory University and Atherogenics, Inc., dated January 11, 1995.

License to the United States Government dated March 27, 1995.

Patent Purchase Agreement between Sampath Parthasarathy, Ph.D. and Atherogenics, Inc., dated April 26, 1995.

                                 Schedule 2.6(h)

                  Development Work to be Performed by Licensor

Pre-clinical:

[  *  ]

                                 SCHEDULE 2.6(i)

                 ADVERSE EVENT REPORTING PROCEDURES FOR PRODUCTS


         The Parties understand and agree that these procedures are intended to comply with 21 CFR 314.80(b) and 21 CFR 310.305(a) concerning standard written procedures for adverse event reporting in the United States. These procedures may be amended by the Parties at any time, at the request of either Party, to ensure that they fully and accurately reflect the procedures in place for surveillance, receipt, evaluation and reporting of adverse drug experiences by the pharmacovigilance departments of the Parties and comply with applicable laws and regulations in the countries in which the product(s) is marketed and/or is under investigation. In that regard, upon the written request of either Party, the Parties shall meet to renegotiate in good faith, all or some of these procedures. Each Party may request such a meeting no more often than once in any twelve (12) month period.


1.       Definitions:

         (a)      An Adverse Event ("AE") is defined as:

                  i) any experience which is adverse, including what are commonly described as adverse or undesirable experiences, adverse events, adverse reactions, side effects, or death due to any cause associated with, or observed in conjunction with the use of a drug, biological product, or device in humans, whether or not considered related to the use of that product:

                           - occurring in the course of the use of a drug, biological product or device,

                           - associated with, or observed in conjunction with product overdose, whether accidental or intentional,

                           - associated with, or observed in conjunction with product abuse,

                           - associated with, or observed in conjunction with product withdrawal

                  ii) Any significant failure of expected pharmacological or biologic therapeutical action (with the exception of in clinical trials).

         (b). Associated with or related to the use of the drug is defined as: A reasonable possibility exists that the AE was caused by the drug.

         (c)      Expected or unexpected are defined as:

                  i) Expected ("labeled") AE - An AE which is included in the Investigators' Brochure for clinical trials, included in local labeling (e.g., summary of product characteristics) for Marketed Drugs, or in countries with no local labeling, in the Company Core Data Sheet (CCDS).


                  ii) Unexpected ("unlabeled") AE - An AE that does not meet the criteria for an expected AE or an AE which is listed but differs from that event in terms of severity or specificity.

         (d)      IND Holder is defined as: A "Sponsor" as defined in 21 CFR
Part 312.2(b) of an investigational new drug in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

         (e) Life-threatening is defined as: any adverse drug experience that places the patient, in the view of the initial reporter, at immediate risk of death from the adverse drug experience as it occurred, i.e., it does not include an AE that, had it occurred in more severe form, might have caused death.

         (f)      NDA Holder is defined as: An "Applicant" as defined in 21 CFR
Part 314.3(b), for regulatory approval of a Licensed Product in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

         (g)      Serious or Non-Serious are defined as:

                  i) Any adverse drug experience occurring at any dose that results in any of the following outcomes: Death, a life-threatening adverse drug experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered serious when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition. Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias or convulsions that do not result in inpatient hospitalization, or the development of drug dependency or drug abuse.

                  ii) A Non-serious AE is any AE which does not meet the criteria for a serious AE.

         (h) Not associated or unrelated to the use of the drug means it does not meet the definition of "associated."

2. Capitalized terms not defined in this Appendix shall have the meaning assigned thereto in the Agreement.

3.       With respect to all Licensed Products:

                  All initial reports (oral or written) for any and all serious AEs as defined above which become known to either Party (other than from disclosure by or on behalf of the other Party) must be communicated by telephone, telefax or electronically directly to the other Party, NDA Holder, and/or IND Holder (individually and collectively referred to as "Holders") within five (5) calendar days of receipt of the information. Written confirmation of the Serious AE received by the Party should be sent to the other Party and the Holders as soon as it becomes available, but in any event within two (2) business days of initial report of the Serious AE by such Party.

                  All Parties and Holders should exchange Medwatch and/or CIOMS forms and other health authority reports within two (2) business days of submission to any regulatory agency.

                  All initial reports and follow-up information received for all non-serious AEs for marketed Licensed Products which become known to a Party (other than from disclosure by or on behalf of the other Party) must be communicated in writing, by telefax or electronically to the other Party and all Holders on a monthly basis, on Medwatch or CIOMs forms (where possible). All follow-up on any AE reports forwarded to either Party by FDA must be submitted to FDA.

                  Each Party shall coordinate and cooperate with the other whenever practicable to prepare a single written report regarding all Serious AEs, provided, however, that neither Party shall be obligated to delay reporting or any AE in violation of applicable law or regulations regarding the reporting of adverse events.

4.       The Parties further agree that:

         (a) a written report for AEs for animal studies which suggest a potential significant risk for humans shall be forwarded to the other Party within two (2) business days of receipt by the Party making the report,

 (b) each Party will give the other Party a print-out or computer disk of all AEs reported to it relating to Products within the preceding 365 days/calendar year, within [ * ] days of receipt of a request from the other Party;

         (c) upon request of a Party, the other Party shall make available its AE records relating to Licensed Products (including computer disks) for viewing and copying by the other Party,

         (d) disclosure of information hereunder by a Party to the other Party shall continue as long as either Party continues to clinically test or market product(s) containing Licensed Products or holds an open IND, NDA or foreign equivalent thereto.

         (e) all written regulatory reports, including periodic NDA, annual IND, safety updates, or foreign equivalents thereto, etc. should be sent by a Party to the other Party within 2 business days of submission to the appropriate regulatory agency. The Parties shall agree on a procedure for preparing these reports (e.g. electronic mail, facsimile transmission, overnight service, etc.).

5. Each Party shall diligently undertake the following further obligations where both Parties are or will be commercializing products hereunder and/or performing clinical trials with respect to Licensed Product:

         (a) to immediately consult with the other Party, with respect to the investigation and handling of any serious AE disclosed to it by the other Party or by a third Party, including government agencies, and to allow the other Party to review the serious AE and to participate in the follow-up investigation;

         (b) to immediately advise the other Party of any Product safety communication received from a health authority and consult with the other Party with respect to any proposed change to product warnings, labeling or an Investigator's Brochure involving safety issues, including, but not limited to, safety issues agreed to by the Parties;

         (c) to diligently handle in a timely manner the investigation and resolution of each AE reported to it; and

         (d) to provide the other Party reasonable annual audit rights of its AE reporting system and documentation, upon prior notice, during normal business hours, at the expense of the auditing Party and under customary confidentiality obligations.

         (e) to meet in a timely fashion from time to time as may be reasonably required to implement the adverse event reporting and consultation procedures described in this Appendix, including identification of those individuals in each Party's pharmacovigilance group who will be responsible for reporting to and receiving AE information from the other Party, and the development of a written standard operating procedure with respect to adverse event reporting responsibilities, including reporting responsibilities to investigators;

         (f)      where possible, to transmit all data electronically;

         (g) to report to each other any addenda, revisions or changes to this Agreement (e.g., change in territories, local regulations, addition of new licensors/licensees to the agreement, etc.) which might alter the adverse event reporting responsibilities hereunder;

         (h) to utilize English as the language of communication and data exchange between the Parties;

         (i) to develop a system of exchange of documents and information in the event that the Agreement involves more than two Holders.

                                  Schedule 3.2

                       DEFINITION OF SUCCESSFUL COMPLETION

CART STUDY:

         Schering recognizes that Licensor's Phase II Study 027, commonly referred to as the CART Study, is pivotal to the determination of proof-of-activity in man. Determination by the JMC of "successful completion" of this study will be based upon the study achieving all of the following three points, as reflected in the final study report:

[  *  ]

                                 Schedule 6.2(d)

                                GOVERNMENT RIGHTS


         Pursuant to that certain Assignment agreement between Licensor and Sampath Parthasarathy dated May 2, 1995, U.S. Patent No. 5,262,439 is subject to a license of rights to the United States Government, as specifically set forth in the License to the United States Government attached hereto as Exhibit A.

                                 Schedule 6.2(k)

                             Other VCAM-1 Inhibitors


         [  *  ]

                                  Schedule 9.2

                             ARBITRATION PROVISIONS

         (a) Scope. Subject to and in accordance with the terms of this Agreement and this Schedule 9.2, all differences, disputes, claims or controversies arising out of or in any way connected or related to this Agreement, whether arising before or after the expiration of the Term of this Agreement, and including, without limitation, its negotiation, execution, delivery, enforceability, performance, breach, discharge, interpretation and construction, existence, validity and any damages resulting therefrom or the rights, privileges, duties and obligations of the Parties under or in relation to this Agreement (including any dispute as to whether an issue is arbitrable) shall be referred to binding arbitration in accordance with the rules of the American Arbitration Association, as in effect at the time of the arbitration.

         (b) Parties to Arbitration. For the purposes of each arbitration under this Agreement, SPL shall constitute one party to the arbitration and Licensor shall constitute the other party to the arbitration.

         (c) Notice of Arbitration. A Party requesting arbitration hereunder shall give a notice of arbitration to the other Party containing a concise description of the matter submitted for arbitration, including references to the relevant provisions of the Agreement and a proposed solution (a "Notice of Arbitration"). Notice of Arbitration shall be delivered to the other Party in accordance with Section 9.7 of the Agreement.

         (d) Response. The non-requesting Party must respond in writing within forty-five (45) days of receiving a Notice of Arbitration with an explanation, including references to the relevant provisions of the Agreement and a response to the proposed solution and suggested time frame for action. The non-requesting Party may add additional issues to be resolved.

         (e) Meeting. Within fifteen (15) days of receipt of the response from the non-requesting Party pursuant to Paragraph (d), the Parties shall meet and discuss in good faith options for resolving the dispute. The requesting Party must initiate the scheduling of this resolution meeting. Each Party shall make available appropriate personnel to meet and confer with the other Party during such fifteen-(15) day period.

         (f) Selection of Arbitrator. Any and all disputes that cannot be resolved pursuant to Paragraphs (c), (d) and (e) shall be submitted to an arbitrator (the "Arbitrator") to be selected by mutual agreement of the Parties. The Arbitrator shall be a retired judge of a state or federal court, to be chosen from a list of such retired judges to be prepared jointly by the Parties, with each Party entitled to submit the names of three such retired judges for inclusion in the list. No Arbitrator appointed or selected hereunder shall be an employee, director or shareholder of, or otherwise have any current or previous relationship with, any Party or its respective Affiliates. If the Parties fail to agree on the selection of the Arbitrator, the Arbitrator shall be designated by a judge of the Federal District Court in New York upon application by either Party.

         (g) Powers of Arbitrator. The Arbitrator may determine all questions of law and jurisdiction (including questions as to whether a dispute is arbitrable) and all matters of procedure relating to the arbitration. The Arbitrator shall have the right to grant legal and equitable relief (including injunctive relief) and to award costs (including reasonable legal fees and costs of arbitration) and interest. Nothing contained herein shall be construed to permit the Arbitrator to award punitive, exemplary or any similar damages.

         (h) Arbitration Procedure. In the event that SPL is the Party requesting arbitration, the arbitration shall take place in the State of Georgia, unless otherwise agreed by the Parties, at such place and time as the Arbitrator may fix for the purpose of hearing the evidence and representations that the Parties may present. In the event that Licensor is the Party requesting arbitration, the arbitration shall take place in the State of New Jersey, unless otherwise agreed by the Parties, at such place and time as the Arbitrator may fix for the purpose of hearing the evidence and representations that the Parties may present. The arbitration proceedings shall be conducted in the English language. The law applicable to the arbitration shall be the law of the State of New Jersey. No later than twenty (20) business days after hearing the representations and evidence of the Parties, the Arbitrator shall make its determination in writing and deliver one copy to each of the Parties.

         (i) Discovery and Hearing. During the meeting referred to in Paragraph
(e), the Parties shall negotiate in good faith the scope and schedule of discovery, relating to depositions, document production and other discovery devices, taking into account the nature of the dispute submitted for resolution. If the Parties are unable to reach agreement as to the scope and schedule of discovery, the Arbitrator may order such discovery as it deems necessary. To the extent practicable taking into account the nature of the dispute submitted for resolution, such discovery shall be completed within sixty (60) days from the date of the selection of the Arbitrator. At the hearing, which shall commence within twenty (20) days after completion of discovery unless the Arbitrator otherwise orders, the Parties may present testimony (either live witness or deposition), subject to cross-examination, and documentary evidence. To the extent practicable taking into account the nature of the dispute submitted for resolution and the availability of the Arbitrator, the hearing shall be conducted over a period not to exceed thirty (30) consecutive business days, with each Party entitled to approximately half of the allotted time unless otherwise ordered by the Arbitrator. Each Party shall have sole discretion with regard to the admissibility of any evidence and all other matters relating to the conduct of the hearing.

         (j) Witness Lists. At least twenty (20) business days prior to the date set for the hearing, each Party shall submit to the other Party and the Arbitrator a list of all documents on which such Party intends to rely in any oral or written presentation to the Arbitrator and a list of all witnesses, if any, such Party intends to call at such hearing and a brief summary of each witness' testimony. At least five (5) business days prior to the hearing, each Party must submit to the Arbitrator and serve on each other Party a proposed findings of fact and conclusions of law on each issue to be resolved. Following the close of hearings, the Parties shall each submit such post-hearing briefs to the Arbitrator addressing the evidence and issues to be resolved as may be required or permitted by the Arbitrator.

         (k) Confidentiality. The arbitration proceedings shall be confidential and, except as required by law, no Party shall make, or instruct the Arbitrator to make, any public announcement with respect to the proceedings or decision of the Arbitrator without the prior written consent of the other Party. The existence of any dispute submitted to arbitration and the award of the Arbitrator shall be kept in confidence by the Parties and the Arbitrator, except as required in connection with the enforcement of such award or as otherwise required by law.

         (l) Awards and Appeal. Subject to the provisions of this Schedule 9.2, the decision of the Arbitrator shall be final and binding upon the Parties in respect of all matters relating to the arbitration, the conduct of the Parties during the proceedings, and the final determination of the issues in the arbitration. There shall be no appeal from the final determination of the Arbitrator to any court, except in the case of fraud or bad faith on the part of the Arbitrator or any Party to the arbitration proceeding in connection with the conduct of such proceedings. Judgment upon any award rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

         (m) Costs of Arbitration. The costs of any arbitration hereunder shall be borne by the Parties in the manner specified by the Arbitrator in its determination.

         (n) Performance of the Agreement. During the pendency of the arbitration proceedings, the matter which is the subject of such arbitration proceedings shall be performed by the Parties (A) in the manner determined by SPL in its sole discretion if it is a matter relating to SPL's development of Licensed Product, and (B) in the manner determined by Licensor in its sole discretion if it is a matter involving payment of License Fees under Section 3.1 and royalty payments under Sections 3.2 or 3.3. Notwithstanding the foregoing, in the event that SPL makes payments pursuant to Sections 3.1, 3.2 or 3.3 and it is subsequently determined by the Arbitrator that SPL was not required to make such payment(s) then Licensor shall promptly repay to SPL all such payments. Further notwithstanding the foregoing, the time periods set forth in Section 2.6(b) of the Agreement shall be suspended during the pendency of the arbitration proceedings. For purposes of this Paragraph (n) the term "pendency of the arbitration proceeding" shall mean the period starting on the date on which arbitration proceedings are commenced by a Party in accordance with Paragraph (c) of this Schedule 9.2 and ending on the date on which the Arbitrator delivers its final determination in writing to the Parties.

                           EXCLUSIVE LICENSE AGREEMENT


                                 BY AND BETWEEN


                               ATHEROGENICS, INC.

                                       AND

                              SCHERING CORPORATION





[*] Certain confidential information contained in this document, marked by an asterisk within brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment under Rule 406 of the Securities Act of 1933, as amended.

                                TABLE OF CONTENTS
                           EXCLUSIVE LICENSE AGREEMENT

                                                                                                        PAGE
                                                                                                        ----
ARTICLE I - DEFINITIONS..................................................................................1

1.1        AFFILIATE.....................................................................................1
1.2        CALENDAR QUARTER..............................................................................1
1.3        CALENDAR YEAR.................................................................................2
1.4        COMBINATION PRODUCT...........................................................................2
1.5        COMPOUND LIBRARY..............................................................................2
1.6        COST OF GOODS.................................................................................2
1.7        EFFECTIVE DATE................................................................................2
1.9        FIRST COMMERCIAL SALE.........................................................................2
1.9        HRD...........................................................................................2
1.10       HSR ACT.......................................................................................2
1.11       "IMPROVEMENT\.................................................................................2
1.12       "INTERNATIONAL AGREEMENT\.....................................................................3
1.13       LICENSED COMPOUND.............................................................................3
1.14       LICENSED PRODUCT(S)...........................................................................3
1.15       LICENSOR KNOW-HOW.............................................................................3
1.16       NDA...........................................................................................4
1.17       NET SALES.....................................................................................4
1.18       PATENT RIGHTS.................................................................................5
1.19       PRIMARY INDICATION............................................................................5
1.20       PROPRIETARY INFORMATION.......................................................................5
1.21       REGULATORY APPROVAL...........................................................................5
1.22       SECONDARY INDICATION..........................................................................6
1.23       "SUBLICENSEE\.................................................................................6
1.24       TERRITORY.....................................................................................6
1.25       "TERM\........................................................................................6
1.26       VALID CLAIM...................................................................................6

ARTICLE II - LICENSE; DISCLOSURE OF INFORMATION; DEVELOPMENT AND COMMERCIALIZATION.......................6

2.1        EXCLUSIVE LICENSE GRANT.......................................................................6
      (a)  License.......................................................................................6
      (a)  Co-Exclusive License to Other Indications.....................................................6
      (c)  Right to Sublicense...........................................................................7
      (d)  Retained Rights...............................................................................7
      (e)  Third Party Agreements........................................................................7
2.2        NON-EXCLUSIVE LICENSE GRANT...................................................................7
2.3        DISCLOSURE OF INFORMATION.....................................................................8

2.4        HSR FILING AND APPROVALS......................................................................8
      (a)  HSR Filing....................................................................................8
      (b)  Licensor's Obligations........................................................................9
      (c)  Additional Approvals..........................................................................9
2.5        JOINT MANAGEMENT COMMITTEE....................................................................9
      (a)  Composition of the JMC........................................................................9
      (b)  JMC Meetings.................................................................................10
      (c)  JMC Responsibilities.........................................................................10
      (d)  Deadlock.....................................................................................10
2.6        SCHERING'S DEVELOPMENT OBLIGATIONS...........................................................10
      (a)  Schering Diligence...........................................................................10
      (b)  Opportunity to Cure..........................................................................11
      (c)  Research and Development Activities..........................................................11
      (d)  Licensed Product Registrations; Pricing Reimbursement Approvals..............................11
      (e)  Data.........................................................................................12
      (f)  Assistance by Licensor.......................................................................12
      (g)  Reimbursement of Costs by Schering...........................................................12
      (h)  Licensor's Additional Development Obligations................................................13
      (i)  Adverse Event Reporting......................................................................13
2.7        INDEPENDENT DISCOVERIES BY SCHERING..........................................................14
2.8        EXCUSED PERFORMANCE..........................................................................14
2.9        SUPPLY OF LICENSED COMPOUND/LICENSED PRODUCT.................................................14
2.10       REPORTS......................................................................................14
2.11       NON-COMPETE PROVISION........................................................................15

ARTICLE III - PAYMENTS; ROYALTIES AND REPORTS...........................................................16

3.0        COORDINATION OF PAYMENTS UNDER THE INTERNATIONAL AGREEMENT...................................16
3.1        LICENSE FEE..................................................................................16
      (a)  Development Milestones.......................................................................16
      (b)  Sales Milestones.............................................................................16
      (c)  Limitations..................................................................................17
3.3        ROYALTIES....................................................................................17
      (a)  Cap on Royalties Plus Cost of Goods..........................................................18
      (b)  Licensor's Option to Manufacture.............................................................18
      (c)  Royalty Reduction............................................................................18
3.4        THIRD PARTY LICENSES.........................................................................19
3.5        COMPULSORY LICENSES..........................................................................19
3.6        REPORTS AND PAYMENT OF ROYALTY; PAYMENT EXCHANGE RATE AND CURRENCY CONVERSIONS...............19
      (a)  Royalties Paid Quarterly.....................................................................19
      (b)  Method of Payment............................................................................20
3.7        MAINTENANCE OF RECORDS; AUDITS...............................................................20
      (a)  Record Keeping by Schering...................................................................20

      (b)  Underpayments/Overpayments...................................................................21
      (c)  Record Keeping by Sublicensee................................................................21
      (d)  Confidentiality..............................................................................21
      (e)  Binding Records..............................................................................21
3.8        INCOME TAX WITHHOLDING.......................................................................21
3.9        DIRECT AFFILIATE LICENSES....................................................................22

ARTICLE IV - PATENTS....................................................................................22

4.1        FILING, PROSECUTION AND MAINTENANCE OF PATENTS...............................................22
4.2        OPTION OF SCHERING TO PROSECUTE AND MAINTAIN PATENTS.........................................22
4.3        ENFORCEMENT..................................................................................23
      (a)  Notice and Discontinuance of Infringement....................................................23
      (b)  Continuance of Infringement..................................................................23
4.4        THIRD PARTY INFRINGEMENT SUIT................................................................24
      (a)  Defense......................................................................................24
      (b)  Licensing....................................................................................24
4.5        CERTIFICATION UNDER DRUG PRICE COMPETITION AND PATENT RESTORATION ACT........................24
4.6        ABANDONMENT..................................................................................25
4.7        PATENT TERM RESTORATION......................................................................25
4.8        NOTICES REGARDING PATENTS....................................................................25

ARTICLE V - CONFIDENTIALITY AND PUBLICATION.............................................................26

5.1        CONFIDENTIALITY..............................................................................26
      (a)  Nondisclosure Obligation.....................................................................26
      (b)  Disclosure to Agents.........................................................................27
      (c)  Disclosure to a Third Party..................................................................27
5.2        PUBLICITY....................................................................................27
5.3        PUBLICATION..................................................................................28

ARTICLE VI - REPRESENTATIONS AND WARRANTIES.............................................................28

6.1        REPRESENTATIONS AND WARRANTIES OF EACH PARTY.................................................28
6.2        LICENSOR'S REPRESENTATIONS...................................................................29
6.3        CONTINUING REPRESENTATIONS...................................................................31
6.4        NO INCONSISTENT AGREEMENTS...................................................................31
6.5        REPRESENTATION BY LEGAL COUNSEL..............................................................31
6.6        ADDITIONAL OBLIGATIONS OF LICENSOR...........................................................31

ARTICLE VII - INDEMNIFICATION AND LIMITATION ON LIABILITY...............................................32

7.1        INDEMNIFICATION BY SCHERING..................................................................32
7.2        INDEMNIFICATION BY LICENSOR..................................................................33
7.3        CONDITIONS TO INDEMNIFICATION................................................................33
7.4        SETTLEMENTS..................................................................................34
7.5        LIMITATION OF LIABILITY......................................................................34

7.6        INSURANCE....................................................................................34

ARTICLE VIII - TERM AND TERMINATION.....................................................................34

8.1        TERM AND EXPIRATION..........................................................................34
8.2        TERMINATION BY SCHERING WITHOUT CAUSE........................................................34
8.3        TERMINATION UPON CESSATION OF DEVELOPMENT....................................................35
      (a)  Termination by Either Party..................................................................35
      (b)  Termination by Licensor......................................................................35
8.4        TERMINATION..................................................................................35
      (a)  Termination for Cause........................................................................35
      (b)  Effect of Termination for Cause on License...................................................36
           (i) Termination by Schering..................................................................36
           (ii)Termination by Licensor..................................................................36
           (iii)Effect of Bankruptcy....................................................................36
8.5        EFFECT OF TERMINATION........................................................................36
8.6        REMEDIES FOR BREACH..........................................................................37
8.7        LICENSOR'S RIGHTS ON TERMINATION.............................................................37
8.8        CONCURRENT TERMINATION WITH THE INTERNATIONAL AGREEMENT......................................38

ARTICLE IX - MISCELLANEOUS..............................................................................38

9.1        ASSIGNMENT/CHANGE OF CONTROL.................................................................38
      (a)  Assignment...................................................................................38
      (a)  Change of Control............................................................................38
9.2        GOVERNING LAW................................................................................39
9.3        WAIVER.......................................................................................39
9.4        INDEPENDENT RELATIONSHIP.....................................................................39
9.5        EXPORT CONTROL...............................................................................39
9.6        ENTIRE AGREEMENT; AMENDMENT..................................................................40
9.7        NOTICES......................................................................................40
9.8        PROVISIONS FOR INSOLVENCY....................................................................41
      (a)  Effect on Licenses...........................................................................41
      (b)  Rights to Intellectual Property..............................................................41
      (c)  Schering's Rights............................................................................42
      (d)  Deemed Grant of Rights.......................................................................42
      (e)  Security Interests...........................................................................42
9.9        FORCE MAJEURE................................................................................43
9.10       SEVERABILITY.................................................................................43
9.11       COUNTERPARTS.................................................................................43
9.12       CAPTIONS.....................................................................................43
9.13       RECORDING....................................................................................43
9.14       FURTHER ACTIONS..............................................................................44

SCHEDULES

SCHEDULE 1.6               COST OF GOODS
SCHEDULE 1.18              PATENT RIGHTS
SCHEDULE 2.1(E)            THIRD PARTY AGREEMENTS
SCHEDULE 2.6(H)            DEVELOPMENT WORK TO BE PERFORMED BY LICENSOR
SCHEDULE 2.6(I)            ADVERSE EVENT REPORTING PROCEDURES
SCHEDULE 3.2               DEFINITION OF SUCCESSFUL COMPLETION
SCHEDULE 6.2(D)            GOVERNMENT RIGHTS
SCHEDULE 6.2(K)            OTHER VCAM-1 INHIBITORS
SCHEDULE 9.2               ARBITRATION PROVISIONS

                         EXCLUSIVE LICENSE AGREEMENT

         THIS EXCLUSIVE LICENSE AGREEMENT (the "Agreement") is made as of October 22, 1999 by and between ATHEROGENICS, INC., a Georgia corporation having its principal place of business at 8995 Westside Parkway, Alpharetta, Georgia 30004 (hereinafter referred to as "Licensor") and SCHERING CORPORATION, a corporation organized and existing under the laws of New Jersey and having its principal place of business at 2000 Galloping Hill Road, Kenilworth, New Jersey 07033 (hereinafter referred to as "Schering"). Licensor and Schering are sometimes referred to herein individually as a Party and collectively as the Parties. References to "Schering" and "Licensor" shall include their respective Affiliates (as hereinafter defined).

         WHEREAS, Licensor has developed certain Licensor Know-How and has rights to Patent Rights relating to soluble analogs of probucol, including without limitation the Licensed Compound (each as hereinafter defined); and

         WHEREAS, Schering, together with its Affiliates (as hereinafter defined) possesses extensive capabilities in the development and commercialization of pharmaceutical products on a worldwide basis; and

         WHEREAS, Schering desires to obtain and Licensor is willing to grant to Schering, an exclusive license under the Patent Rights and to use the Licensor Know-How, upon the terms and conditions set forth herein.

                  NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants herein contained, Schering and Licensor hereby agree as follows:

                                    ARTICLE I
                                   DEFINITIONS

         As used in this Agreement, the following initially capitalized terms, whether used in the singular or plural, shall have the respective meanings set forth below:

         1.1 "Affiliate" shall mean any individual or entity directly or indirectly controlling, controlled by or under common control with, a Party to this Agreement. For purposes of this Agreement, the direct or indirect ownership of fifty percent (50%) or more of the outstanding voting securities of an entity, or the right to receive fifty percent (50%) or more of the profits or earnings of an entity shall be deemed to constitute control. Such other relationship as in fact results in actual control over the management, business and affairs of an entity shall also be deemed to constitute control.

         1.2 "Calendar Quarter" shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 or December 31, for so long as this Agreement is in effect.

         1.3 "Calendar Year" shall mean each successive period of twelve (12) months commencing on January 1 and ending on December 31, for so long as this Agreement is in effect.

         1.4 "Combination Product" shall mean any form or dosage of pharmaceutical composition or preparation in final form for sale by prescription, over-the-counter or any other method and which comprises two (2) or more active ingredients within the same pharmaceutical formulation, at least one (1) of which is Licensed Compound and/or any other compound from the Compound Library.

         1.5 "Compound Library" shall mean the collection of compounds (including, without limitation, the Licensed Compound) which as of the Execution Date is specifically and/or generically covered by one or more claims in U.S. Patent No. 5,262,439, entitled "Soluble Monoesters of Probucol", or any corresponding foreign patents or patent applications. The Compound Library shall include such compounds in any form, including any salt, hydrate or crystalline structure thereof.

         1.6 "Cost of Goods" shall mean Schering's fully allocated manufacturing cost of goods as determined in accordance with Schedule 1.6.

         1.7 "Effective Date" shall mean the next business day following the last to occur of (i) expiration or earlier termination of any notice and waiting period under the HSR Act; or (ii) the date of delivery of fully executed counterparts of this Agreement (the "Execution Date").

         1.8 "First Commercial Sale" shall mean, with respect to any Licensed Product, the first sale by Schering to any third party, not an Affiliate or Sublicensee, of such Licensed Product for an indication for which Schering has obtained Regulatory Approval.

         1.9 "HRD" shall mean a health registration dossier or its equivalent, submitted to a national government or a supranational governmental authority, consisting of the chemical, pharmaceutical and biological documentation; the toxicological and pharmacological documentation; and the clinical documentation respectively, and covering a Licensed Product which is filed in any country outside the United States and which is analogous to a new drug application, product license application or its equivalent filed with the United States Food and Drug Administration seeking approval to market and sell a Licensed Product in the Territory and including, where applicable, applications for pricing, pricing reimbursement approval, labeling and Regulatory Approval.

         1.10 "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.

         1.11 "Improvement" shall mean any enhancement in the formulation, preparation, presentation, means of delivery, dosage, packaging of, manufacture, or any new or expanded therapeutic indications(s) for, Licensed Product or Licensed Compound, in each case which is developed prior to or during the Term of this Agreement by or on behalf of Licensor.

         1.12 "International Agreement" shall mean that certain exclusive license agreement by and between Licensor and Schering-Plough Ltd. entered into concurrently herewith.

         1.13 "Licensed Compound" shall mean the soluble analog of probucol AGI-1067, having the chemical name butanedioic acid, mono[4-[[1-[3,5-bis (1,1-dimethyethyl)-4-hydroxyphenyl]thio]-1-[methylethylthio]-2,6-bis
(1,1-dimethylethyl)-phenyl]ester, and any stereoisomers, salts, hydrates and/or crystalline forms thereof.

         1.14 "Licensed Product(s)" shall mean any form or dosage of pharmaceutical composition or preparation in final form for sale by prescription, over-the-counter or any other method, which contains as an active ingredient the Licensed Compound and/or any other compound from the Compound Library, including, without limitation, Combination Products; provided, however, that Licensed Product shall not include topical dermatological products as described in Section 2.11(c).

         1.15 "Licensor Know-How" shall mean any of Licensor's information and materials specifically relating to the research, development, registration, manufacture, marketing, use or sale of Licensed Compound and/or Licensed Product and/or the Compound Library, and which prior to or during the Term of this Agreement are developed by or at the request of Licensor, or those of its Affiliates involved in the performance of development of Licensed Product under
Article 2, or are in Licensor's or such Affiliates' possession or control through license or otherwise (provided that Licensor is permitted to make disclosure thereof to Schering without violating the terms of any third party agreement), and which are not generally known. Licensor Know-How shall include, without limitation, discoveries, practices, methods, knowledge, Improvements, processes, formulas, data, ideas, skill, experience, inventions, know-how, technology, trade secrets, manufacturing procedures, purification and isolation techniques, instructions, test data and other intellectual property, patentable or otherwise, relating to Licensed Compound, Licensed Product or any Improvements. Licensor Know-How shall also include, without limitation:

         (i) all biological, chemical, pharmacological, toxicological, pharmaceutical, physical and analytical, clinical, safety, manufacturing and quality control data and information related thereto;

         (ii) compositions of matter, assays and biological materials specifically relating to development, manufacture, use or sale of any Licensed Compound, Licensed Product or Improvement; and

         (iii) all applications, registrations, licenses, authorizations, approvals and correspondence submitted to or received from any regulatory authorities with jurisdiction in the Territory over an investigational drug containing Licensed Compound and/or Licensed Product (including, without limitation, minutes and meeting notes relating to any communications with any regulatory authority with jurisdiction in the Territory over an investigational drug containing Licensed Compound and/or Licensed Product).

         1.16 "NDA" shall mean a New Drug Application or its equivalent filed with the United States Food and Drug Administration seeking approval to market and sell a Licensed Product in the United States.

         1.17 "Net Sales" shall mean the amounts actually received on all sales of Licensed Product by Schering, its Affiliates or Sublicensees to an unaffiliated third party, and exclusive of intercompany transfers or inter-company sales, less the following reasonable and customary deductions from such gross amounts (to the extent actually taken):

         (i) normal and customary trade, cash and quantity discounts, allowances and credits;

         (ii) credits or allowances actually granted for damaged goods, returns or rejections of Licensed Product and retroactive price reductions;

         (iii) sales taxes, duties or other taxes with respect to such sales (including duties or other governmental charges levied on, absorbed or otherwise imposed on the sale of Licensed Product including, without limitation, value added taxes or other governmental charges otherwise measured by the billing amount, when included in billing);

         (iv) insurance, postage, customs duties and transportation costs, when included in billing;

         (v) charge back payments and rebates granted to managed health care organizations or to federal, state and local governments, their agencies, and purchasers and reimbursers or to trade customers, including but not limited to, wholesalers and chain and pharmacy buying groups; and

         (vi) rebates (or equivalents thereof) granted to or charged by national, state or local governmental authorities in countries other than the United States.

In determining Net Sales of a Licensed Product any of the above discounts shall be accounted for and apportioned based on the list price of each such Licensed Product.

         In the event that Licensed Product is sold in the form of a Combination Product containing Licensed Compound and one or more other active ingredients then Net Sales for such Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/(A+B) where: A is the invoice price of the Licensed Compound contained in the Combination Product if sold separately by Schering, an Affiliate or Sublicensee and B is the invoice price of any other active component or components in the Combination Product if sold separately by Schering, an Affiliate or Sublicensee. In the event that the Licensed Product is sold in the form of a Combination Product containing one or more active ingredients other than Licensed Compound and one or more such active ingredients of the Combination Product are not sold separately, then the above formula shall be modified such that A shall be the total cost to Schering, its Affiliate or Sublicensee(s) of the Licensed Compound and B shall be the total cost to Schering, its Affiliate or Sublicensee of any other active component or components in the combination.

         1.18 "Patent Rights" shall mean all patents and patent applications in the Territory which during the Term of this Agreement are owned or controlled (with the right to grant sublicenses) by Licensor and which contain one or more claims covering Licensed Compound(s), Licensed Product(s), one or more compounds contained in Compound Library, or any uses, formulations, processes or methods of preparing any of the foregoing, or any Improvements, including, but not limited to, those set forth in Schedule 1.18, any and all substitutions, divisions, continuations, continuations-in-part, reissues, renewals, registrations, confirmations, re-examinations, extensions, supplementary protection certificates or any like filing thereof, and provisional applications of any such patents and patent applications and any international equivalent of any of the foregoing.

         1.19 "Primary Indication" shall mean the treatment and prevention of [ * ].

         1.20 "Proprietary Information" shall mean all other scientific, clinical, regulatory, marketing, financial and commercial information or data, whether communicated in writing, verbally or electronically, which is provided by one Party to the other Party in connection with this Agreement including, without limitation, Licensor Know-How. When Propriety Information is disclosed in a manner other than in writing, it shall be reduced to written form, marked "Confidential" and transmitted to the receiving Party within twenty (20) business days of disclosure to the receiving Party.

         1.21 "Regulatory Approval" shall mean any approvals, including any NDA's, HRD's, supplements, amendments, pre- and post-approvals, marketing authorizations based upon such approvals (including any prerequisite manufacturing approvals or authorizations related thereto) and labeling approval(s), technical, medical and scientific licenses, registrations or authorizations of any national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the development, manufacture, distribution, marketing, promotion, offer for sale, use, import, export or sale of Licensed Product(s) and/or Licensed Compound(s) in the Territory.

         1.22 "Secondary Indication" shall mean [ * ].

         1.23 "Sublicensee" shall mean any party not an Affiliate of Schering, which party is authorized by Schering or its Affiliates through express or implied license or consent to import, export, use, distribute, market, promote, offer for sale and sell Licensed Product(s) under Section 2.1(b).

         1.24 "Territory" shall mean the United States, including its territories, possessions and commonwealths.

         1.25 "Term" shall mean the period described in Section 8.1 of the Agreement.

         1.26 "Valid Claim" shall mean a composition of matter claim, or method of use claim (or its equivalent) for the Primary Indication and/or the Secondary Indication, of an issued and unexpired patent in a country in the Territory which covers the Licensed Compound and/or any other compound from the Compound Library, which is included within the Patent Rights, and which (i) has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, unappealable or unappealed within the time allowed for appeal; or (ii) has not been abandoned, disclaimed, or admitted to be invalid or unenforceable through reissue or disclaimer or otherwise.


                                   ARTICLE II
               LICENSE; DISCLOSURE OF INFORMATION; DEVELOPMENT AND
                               COMMERCIALIZATION

         2.1      Exclusive License Grant.

                  (a) License. Subject to the terms and conditions of this Agreement, Licensor hereby grants to Schering, as of the Effective Date, an exclusive license (exclusive even as to Licensor) under the Patent Rights and Licensor Know-How in the Territory to develop, make, have made, import, export, use, distribute, market, promote, offer for sale and sell: (i) Licensed Compound(s) and/or Licensed Product(s) containing Licensed Compound; and (ii) compound(s) in the Compound Library other than Licensed Compound, and/or Licensed Product(s) containing such compound(s) for the Primary Indication and the Secondary Indication.

                  (b) Co-Exclusive License to Other Indications Subject to the terms and conditions of this Agreement, Licensor hereby grants to Schering, as of the Effective Date, a co-exclusive license under the Patent Rights and Licensor Know-How in the Territory to develop, make, have made, import, export, use, distribute, market, promote, offer for sale and sell compound(s) in the Compound Library other than Licensed Compound, and/or Licensed Product(s) containing such compound(s), for any and all indications other than the Primary Indication and Secondary Indication. The term "co-exclusive license" shall mean that with respect to the rights granted to Schering under this Section 2.1(b), Licensor retains the same rights as are granted to Schering. With respect to a given compound, indication or territory, each of Licensor and Schering may either directly exercise and exploit its co-exclusive rights or grant a co-exclusive license under such rights, either in whole or in part, to one (1) third party or Affiliate.

                  (c) Right to Sublicense. The licenses granted to Schering under Sections 2.1(a) and 2.1(b) shall include the right to grant sublicenses to Affiliates and/or any third party (to the extent provided therein), provided that Schering remains responsible to Licensor under this Agreement for the performance of its Sublicensees.

                  (d) Retained Rights Subject to the restrictions set forth in
         Section 2.11, Licensor retains all rights under the Patent Rights not expressly granted to Schering by this Section 2.1, and the right to use Licensor Know-How pursuant to Sections 2.6(h) and 5.1(c) below.

                  (e) Third Party Agreements. As of the Execution Date, Licensor is a party to certain agreements (as listed in Schedule 2.1(e), redacted copies of which have been provided to Schering) with third parties pursuant to which Licensor has acquired rights to certain patent applications, patents and technology, which agreements are relevant to the Patent Rights and/or Licensor Know-How. The parties acknowledge that the licenses granted to Schering under this Agreement are subject to the specific rights retained by or granted to the U.S. Government, and/or the rights for research use retained by such third parties, under those agreements. In the event that on or after the Execution Date and during the Term of this Agreement, Licensor acquires any additional Patent Rights or Licensor Know-How from any third parties, by assignment, license or otherwise, Licensor shall promptly notify Schering in writing to that effect, and provide Schering with a copy (which may be redacted) of the agreement(s) with such third party. To the extent that the copies of the agreements listed in Schedule 2.1(e) which were provided to Schering, or any other agreements provided to Schering under this Section 2.1(e), have been redacted, Licensor represents and warrants that the redacted portions of such agreements have no material effect on the scope of the licenses or other rights granted to Schering under this Agreement. Nothing herein shall be construed as granting to Schering any greater rights under the Patent Rights and/or Licensor Know-How than those held by Licensor

         2.2 Non-Exclusive License Grant. In the event that the development, making, having made, importing, exporting, use, distribution, marketing, promotion, offering for sale or sale by Schering, its Affiliates and/or Sublicensees of Licensed Product in the Territory would infringe during the Term of this Agreement a claim of an issued letters patent, and/or any patent rights which Licensor owns or has the rights to license and which patents are not covered by the grant in Section 2.1, Licensor hereby grants to Schering and its Affiliates, to the extent Licensor is legally able to do so, a non-exclusive, royalty-free license in the Territory under such issued letters patent solely for Schering, its Affiliates and/or Sublicensees to discover, develop, make, have made, use, distribute, market, promote, offer for sale and sell Licensed Compound and/or Licensed Product(s) in the Territory.

         2.3 Disclosure of Information. Promptly after the Effective Date, Licensor shall, at its own cost, disclose to Schering in writing, or via mutually acceptable electronic media, copies or reproductions of all existing Licensor Know-How not previously disclosed to Schering in order to enable Schering to exploit its rights granted under Section 2.1 and, if applicable,
Section 2.2 of this Agreement. In addition, during the Term of this Agreement, Licensor shall promptly disclose to Schering in writing, or via mutually acceptable electronic media, on an ongoing basis copies or reproductions of all new Licensor Know-How that is reasonably necessary for research, development, registration, manufacture, marketing, use or sale of Licensed Compound and/or Licensed Product. Such Licensor Know-How and other information shall be automatically deemed to be within the scope of the licenses granted herein without payment of any additional compensation. Upon Schering's request but reasonably subject to Licensor's other business requirements, Licensor shall provide reasonable technical assistance to enable Schering to utilize such additional Licensor Know-How, provided, that Schering shall promptly reimburse Licensor for reasonable out-of-pocket costs and expenses incurred by Licensor in providing such technical assistance. Licensor shall invoice Schering for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] days after receipt by Schering of the invoice provided, however, that such cost and out-of-pocket expenses must be identified prior to being committed to by Licensor and provided to Schering to determine whether Schering agrees to have the technical assistance provided at such cost and the final amount sought to be reimbursed shall not exceed [ * ] of the estimated cost without Schering's prior written consent. Schering shall be under no obligation to reimburse Licensor for out-of-pocket costs and expenses incurred by Licensor without Schering's agreement. Schering shall have the right to use for all purposes in connection with obtaining any Regulatory Approval for the Licensed Product(s) all Licensor Know-How and other information, disclosed pursuant to this Section and under this Agreement.

         2.4      HSR Filing and Approvals.

                  (a) HSR Filing. To the extent necessary, each of Licensor and Schering shall file, within ten (10) days after the date of this Agreement, with the Federal Trade Commission (the "FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") any notification and report form (the "Report") required of it in the reasonable opinion of either or both Parties under the HSR Act with respect to the transactions as contemplated hereby and shall cooperate with the other Party to the extent necessary to assist the other Party in the preparation of its Report and to proceed to obtain necessary approvals under the HSR Act, including but not limited to the expiration or earlier termination of any and all applicable waiting periods required by the HSR Act.

                  (b) Licensor's Obligations. Licensor shall use good faith reasonable efforts to assist Schering in eliminating any concern on the part of any court or government authority regarding the legality of the proposed transaction, including, if required by federal or state antitrust authorities, Schering's promptly taking all reasonable steps to secure government antitrust clearance. Licensor shall cooperate in good faith at its own cost with any government investigation and promptly produce documents and information demanded by a second request for documents and of witnesses if requested.

                  (c) Additional Approvals. Each of Licensor and Schering will cooperate and use all reasonable efforts to make all other registrations, filings and applications, to give all notices and to obtain as soon as practicable all governmental or other consents, transfers, approvals, orders, qualifications authorizations, permits and waivers, if any, and to do all other things reasonably necessary or desirable in Schering's opinion for the consummation of the transactions as contemplated hereby (including, without limitation, those acts required to obtain necessary approvals under any foreign equivalent antitrust statute to the HSR Act or regulation from any government or regulatory authority having the requisite jurisdiction; provided, however, that Schering shall promptly reimburse Licensor for reasonable out-of-pocket costs and expenses incurred by Licensor in providing such cooperation. Licensor shall invoice Schering for such costs and expenses, and shall provide supporting documentation for the invoice. The invoice shall be payable to Licensor or its designee(s)
         [ * ] days after receipt by Schering of the invoice.

         2.5 Joint Management Committee. The Parties shall establish a Joint Management Committee (the "JMC") to oversee the development and commercialization program for Licensed Product for the Primary Indication and the Secondary Indication, and to facilitate the exchange of information between the Parties. The JMC will generally serve in an advisory capacity with respect to the development and commercialization activities to be performed by Schering under this Agreement, with Schering retaining final decision making authority with respect to all such matters.

                  (a) Composition of the JMC. The JMC shall be composed of up to three (3) representatives from each of Schering and Licensor, and a quorum shall consist of at least one (1) JMC representative from each Party. In any matter before the JMC, each Party shall have one (1) vote, with decisions being made by unanimous decision. Schering shall seriously consider the recommendations and decisions of the JMC. A Party's representatives to the JMC shall serve at the discretion of such Party and may be substituted for or replaced at any time by such Party. The JMC shall be chaired by a representative of Schering. The Chairperson shall be responsible for calling meetings, preparing agendas and preparing and issuing minutes of each meeting within [ * ] days thereafter.

                  (b) JMC Meetings. The JMC shall meet at least once each Calendar Quarter during the Term of this Agreement, until such time as the Parties agree to a more or less frequent meeting schedule. The site of such meetings shall alternate between the offices of Schering and Licensor (or any other site mutually agreed upon by the Parties) and each Party shall bear its own costs of attending such meetings. All meetings of the JMC shall be summarized in writing and sent to both Parties and countersigned by both Parties.

                  (c) JMC Responsibilities. The JMC will be generally responsible for monitoring the status of Schering's development and commercialization activities with respect to Licensed Product and for preparing recommendations for implementation by Schering with regard to: (i) selection of Licensed Compounds for development by Schering as Licensed Products for the Primary Indication; (ii) preclinical and clinical development plans; (iii) development timelines and scheduling;
         (iv) strategies for obtaining and maintaining Regulatory Approvals; (v) marketing and sales strategies for Licensed Product.

                  (d) Deadlock. In the event that the JMC is unable to reach a decision by unanimous vote with respect to any matter, then Schering shall have final decision making authority with respect thereto.


         2.6      Schering's Development Obligations.

                  (a) Schering Diligence. Schering shall, at Schering's expense, and subject to Licensor's compliance with its obligations under Sections 2.3 and 2.4, use good faith reasonable efforts to develop, obtain Regulatory Approval for, and commercialize the Licensed Product(s) in the Territory for the Primary Indication. Schering shall have the option, in its sole discretion, to seek Regulatory Approval for the Licensed Product for any additional indications it determines are desirable, but shall have no diligence obligations to Licensor with respect thereto with the exception of those expressly set forth in
         Section 2.11(d). The Parties acknowledge and agree that all business decisions including, without limitation, decisions relating to Schering's research, development, registration, manufacture, sale, commercialization, design, price, distribution, marketing and promotion of Licensed Products covered under this Agreement, shall be within the sole discretion of Schering. Licensor acknowledges that Schering is in the business of developing, manufacturing and selling pharmaceutical products and, subject to the provisions of this Section, nothing in this Agreement shall be construed as restricting such business or imposing on Schering the duty to market and/or sell and exploit Licensed Compound or Licensed Product for which royalties are payable hereunder to the exclusion of, or in preference to, any other product, or in any way other than in accordance with its normal commercial practices.

                  (b) Opportunity to Cure. If, in Licensor's reasonable opinion, Schering fails to comply with any of its diligence obligations under Sections 2.6(a) and (c), then Licensor shall have the right to give Schering written notice thereof stating in reasonable detail the particular failure(s). Schering shall have a period of [ * ] days from the receipt of such notice to correct the failure or, in the event that the failure cannot be reasonably cured within a [ * ] day period, then Schering shall initiate actions reasonably expected to cure the failure within [ * ] days of receiving notice and shall thereafter diligently pursue such actions to cure the failure (even if requiring longer than the [ * ] days specified in Section 8.4(a)(i)). In the event of a dispute as to whether or not Schering has failed to exercise due diligence under Sections 2.6(a) and 2.6(c), or whether Schering is diligently pursuing actions reasonably expected to cure such failure under this Section 2.6(b), such dispute shall be resolved through binding arbitration in accordance with Section 9.2.

                  (c) Research and Development Activities. As of the Effective Date, Schering shall be responsible, at its cost and expense, and in its sole judgment, for all research and development activities which are necessary to obtain Regulatory Approval for a Licensed Product in the Territory for the Primary Indication and any post-approval studies required as a condition of obtaining any Regulatory Approval for a Licensed Product for the Primary Indication. The parties acknowledge and agree that Schering's obligations under this Section 2.6(c) shall include all of the costs of conducting the CART Study (whether incurred before or after the Effective Date) which are estimated at [ * ]. In addition, Schering shall be responsible for any other studies (or portions of studies) necessary or desirable, in its sole judgment, for maintaining any Regulatory Approval (for the Primary Indication or any other indication for which Schering, in its sole discretion, may decide to seek Regulatory Approval) in the Territory, as well as any pre-marketing studies prior to such Regulatory Approval and post-marketing studies conducted following a Regulatory Approval.

                  (d) Licensed Product Registrations; Pricing Reimbursement Approvals. Subject to its diligence obligations set forth in Section 2.6(a), Schering shall be responsible, at its cost and expense, and in its sole judgment, for determining the appropriate regulatory strategy, for obtaining and maintaining all Regulatory Approvals and for obtaining and maintaining any pricing and reimbursement approvals required for the sale of Licensed Product in the Territory. Each Regulatory Approval and each pricing and reimbursement approval shall be placed in Schering's name or the name of a Schering Affiliate unless applicable law requires, or Licensor and Schering otherwise agree, that an approval be solely or jointly in the name of Licensor or a designated Licensor Affiliate. Licensor agrees that notwithstanding such Regulatory Approval or pricing and reimbursement approval in its name, Schering retains the exclusive rights to make, have made, import, export, use, distribute, promote, offer for sale and sell Licensed Compound and/or Licensed Product(s) as granted Schering in Section 2.1.

                  (e) Data. Schering shall own all data arising out of studies performed by or on behalf of Schering under this Article II.

                  (f) Assistance by Licensor. In connection with any NDA, HRD or other application for Regulatory Approval relating to Licensed Product, Licensor shall, at Schering's request, provide to Schering in a prompt manner responses to questions which have been raised by any regulatory authority in connection with such application for Regulatory Approval and further provide to Schering estimates of Licensor's [ * ] costs for rendering such assistance. Licensor shall assist Schering from time to time, at Schering's request, in the design and implementation of clinical studies. Subject to Licensor's rights under Section 3.3(b), Licensor shall assist Schering to enable Schering to self-source bulk material for the manufacture of Licensed Compound and/or Licensed Product; provided, however, that Schering shall have no obligation whatsoever to purchase any bulk material or Licensed Compound from Licensor.

                  (g)      Reimbursement of Costs by Schering

                           (i) Schering shall reimburse Licensor for its reasonable [ * ] costs and expenses incurred in rendering assistance under Section 2.6(f) (but no more than [ * ] of those costs which Licensor estimated, as provided above, that the work would cost unless Schering provides written approval). Licensor shall invoice Schering for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] days after receipt by Schering of the invoice, provided, however, that Schering shall be under no obligation to reimburse Licensor for [ * ] costs and expenses incurred by Licensor without Schering's agreement.

                           (ii) Schering shall reimburse Licensor for its
                  reasonable [ * ] costs and expenses incurred in performing research and development activities under Section 2.6 (h) (but no more than [ * ] of those costs which Licensor estimated, as provided below, that the work would cost unless the JMC provides written approval). Licensor shall invoice Schering for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) [ * ] days after receipt by Schering of the invoice, provided, however, that Schering shall be under no obligation to reimburse Licensor for research and development costs and expenses incurred by Licensor without the prior approval of the JMC.

         (h) Licensor's Additional Development Obligations. In addition to Licensor's obligations under Section 2.6(f), the JMC will assign to Licensor the responsibility to conduct, on Schering's behalf and at Schering's expense, certain of the research and development activities, including clinical studies involving Licensed Product, for which Schering is responsible under Section 2.6(c). The nature and extent of the research and development activities to be conducted by Licensor is generally set forth in Schedule 2.6(h). The JMC shall determine the specific aspects of such activities, including the timing and costs of the work to be performed by Licensor. Licensor agrees to use good faith reasonable efforts to complete such activities in the manner determined by the JMC, and shall have the right to utilize contract research organizations and other third party contractors in the performance of such activities, provided that Licensor shall remain responsible for the performance of all such contractors. To the extent that Licensor utilizes third party contractors to perform such activities, Licensor shall enter into suitable agreements with such contractors, which agreements shall incorporate provisions consistent with the terms and conditions of this Agreement, including, without limitation, provisions governing confidentiality, ownership of data, inventions and other intellectual property arising from such activities, financial obligations and termination rights. Licensor shall keep the JMC informed with regard to such third party contracts and shall provide Schering with a copy of all such agreements. Any research and development activities conducted by Licensor or its contractors pursuant to this Section 2.6(h) shall be performed in accordance with good laboratory practices and good clinical practices, and in compliance with all applicable laws, rules and regulations in the U.S. and the EU, and shall meet current regulatory standards. Schering shall promptly notify Licensor in the event that Schering reasonably determines that all or any part of the work performed by Licensor and/or its contractors under this Section 2.6(h) fails to meet such standards. If Licensor reasonably disagrees with such determination, the parties shall refer the matter to an independent expert (selected by mutual agreement of the parties) to determine whether or not the study must be repeated to support Regulatory Approval for Licensed Product. In the event that Licensor and/or the independent expert agrees with Schering's determination and such studies are repeated, then Schering shall have the right to deduct the [ * ] costs of repeating such work from the [ * ] payments due Licensor under this Agreement.

         (i) Adverse Event Reporting Licensor shall promptly report to Schering any information regarding adverse events related to the use of the Licensed Product in accordance with the Adverse Event Reporting Procedures (as may be amended from time to time upon mutual agreement) set forth in Schedule 2.6(i) and incorporated herein by reference. To the extent that Licensor holds any INDs or otherwise has any adverse event reporting obligations with respect to Licensed Product, Schering shall promptly report to Licensor any information regarding adverse events related to the use of Licensed Product in accordance with such Adverse Event Reporting Procedures.

         2.7 Independent Discoveries by Schering. Licensor acknowledges that Schering and/or its Affiliates have ongoing research programs which may now or in the future independently discover, develop and/or acquire technologies and/or products relating to treatment and prevention of any disease, disorder or condition in humans or animals. Licensor agrees that such technologies and products, to the extent discovered without use of Licensor Know-How, will not be deemed to be Licensor Know-How and are outside the scope of this Agreement.

         2.8 Excused Performance. In addition to the provisions of Article VIII and Section 9.9, the obligations of Schering with respect to a Licensed Product under Sections 2.6(a), 2.6(c), 2.6(d) and 2.11(d) are expressly conditioned upon the continuing absence of any adverse condition or event which warrants a delay in commercialization of a Licensed Product including, but not limited to, an adverse condition or event relating to the safety or efficacy of a Licensed Product or unfavorable labeling, pricing or pricing reimbursement approvals, or lack of Regulatory Approval, and the obligation of Schering to develop or market any such Licensed Product shall be delayed or suspended so long as in Schering's reasonable opinion any such condition or event exists.

         2.9 Supply of Licensed Compound/Licensed Product. Licensor shall be responsible, at Licensor's expense, for supplying Schering with Licensed Compound (in the form of bulk active), from Licensor's existing inventory of Licensed Compound, to enable Schering to perform [ * ], for such Licensed Compound for the Primary Indication. In addition, Licensor has the limited option to supply all of Schering's requirements of Licensed Products as set forth in Section 3.3(b). All Licensed Compound to be supplied by Licensor hereunder shall be delivered FCA (Kenilworth, New Jersey) (Incoterms 1990) via a carrier to be specified by Schering. Licensor warrants and represents that all supplies of Licensed Compound provided to Schering by Licensor shall conform to the applicable specifications for such Licensed Compound and were prepared in accordance with current Good Manufacturing Practices ("cGMPs") and other applicable federal, national, state and local laws and regulations in effect at the time of manufacture. Schering shall be responsible for the formulation and packaging of the Licensed Compound provided by Licensor hereunder, and for manufacture and supply of all Licensed Compound and/or Licensed Product necessary for the performance of [ * ] and for supplying all commercial quantities of Licensed Compound and Licensed Products. Licensor shall transfer to Schering all Licensor Know-How relating to the manufacture of Licensed Compound, and at Schering's request and expense shall provide reasonable technical support to facilitate the implementation of such manufacturing technology at Schering.

         2.10 Reports. Schering shall provide Licensor with quarterly reports of the status of the research and development activities and progress of any application for Regulatory Approval, as applicable, in connection with Licensed Product in the Territory. Further, Schering shall inform Licensor of commencement, completion, and results of the major phases of clinical development of Licensed Product, including but not limited to Phase II and Phase III clinical trials, NDA and HRD submissions, NDA and HRD filings, approvable and approval letters, and launch.

         2.11 Non-Compete Provision. Subject to the terms of Section 9.1(b), Licensor and its Affiliates shall be subject to the non-compete obligations set forth in this Section 2.11.

                  (a) During the Term of this Agreement, Licensor shall not undertake a development program for, or commercialize, either on its own or in collaboration with any third party:

                      (i) Licensed Compound or any product containing Licensed Compound for any indication; and/or

                      (ii) any compound in the Compound Library for the Primary Indication and/or the Secondary Indication; and/or

                      (iii)  any other compound for the Primary Indication.

                  (b) For the period extending from the Effective Date until the earlier of five (5) years after the First Commercial Sale of Licensed Product in the Territory or December 31, 2010, licensor shall not, either on its own or in collaboration with any third party:

                      (i) commercialize any compound in the Compound Library for any indication; and/or

                      (ii) commercialize any other compound for the Secondary Indication.

                  (c) The foregoing notwithstanding, Licensor shall at all times retain the right to develop and commercialize topical products containing any compound other than the Licensed Compound for the treatment or prevention of dermatological conditions, diseases or disorders. In addition, Licensor shall have the right at all times to enter into agreements with third parties relating to the performance by Licensor of pre-clinical research activities with respect to compounds owned or controlled by such third parties, provided that such compounds do not compete through the same mechanism of action with the Licensed Compound (as determined using the same criteria as set forth in Section 6.2(k)) with respect to the Primary Indication and/or the Secondary Indication.

                  (d) Licensor's non-compete obligations under Section 2.11(b)(ii) are expressly conditioned upon Schering's initiating a development program for Licensed Product for the Secondary indication within four (4) years after the Effective Date, and thereafter using good faith reasonable efforts to develop and commercialize one or more Licensed Products for the Secondary Indication.

                                   ARTICLE III
                         PAYMENTS; ROYALTIES AND REPORTS

         3.0 Coordination of Payments under the International Agreement. The license fee, milestone payments and royalties payable by Schering under this
Article III are in consideration for the rights and licenses granted to Schering under this Agreement and are in addition to any amounts payable to Licensor under the International Agreement. It is understood and agreed that, with respect to the development milestone payable under Section 3.2(a)(i) and the sales milestones payable under Section 3.2(b) the occurrence of one or more of such milestone events will result in milestone payment obligations under both this Agreement and the corresponding provisions of the International Agreement. It is further understood that Schering's financial obligations with respect to development costs under Article II shall be [ * ] apportioned between Schering and the corresponding obligations of Schering-Plough Ltd. under the International Agreement.

         3.1 License Fee. In partial consideration for the licenses and other rights granted to Schering hereunder, Schering shall pay to Licensor a license fee ("License Fee") of [ * ], which payment shall be due within [ * ] business days following the Effective Date.

         3.2 Milestone Payments. In partial consideration for the licenses and other rights granted to Schering hereunder, Schering shall promptly notify Licensor in writing upon the occurrence of an event triggering one of the milestone payments set forth in this Section 3.2, and within thirty (30) days after the occurrence of such event pay to Licensor the applicable milestone payment.

             (a)      Development Milestones:

                      (i) [ * ] upon the successful completion (as defined in Schedule 3.2) by Licensor of the Canadian Anti-oxidant Restenosis Trial (the "CART Study") using the Licensed Compound AGI-1067;

                      (ii) [ * ] upon initiation of a Phase III clinical trial (i.e., dosing of the first patient) in North America under the United States IND for the Licensed Compound AGI-1067; and

                      (iii) [  *  ] upon Schering's receipt of written
                            documentation of Regulatory Approval for the Licensed Product in the United States.

             (b)      Sales Milestones:

                      (i) [ * ] upon the first achievement of [ * ] in annual worldwide sales of the Licensed Product during a single Calendar Year;

                      (ii) [ * ] upon the first achievement of [ * ] in annual worldwide sales of the Licensed Product during a single Calendar Year;

                      (iii) [  *  ] upon the first achievement of [  *  ] in
                            annual worldwide sales of the Licensed Product during a single Calendar Year;

                      (iv) [ * ] upon the first achievement of [ * ] in annual worldwide sales of the Licensed Product during a single Calendar Year.

         The foregoing sales milestone payments are in addition to any royalty payments due Licensor under Section 3.3 with respect to sales of Licensed Product. For purposes of clarity, the parties acknowledge that
         (1) the first achievement of more than one of the above sales milestones in the same Calendar Year shall not affect Schering's obligation to make the relevant sales milestone payments to Licensor, and (2) annual worldwide sales of the Licensed Product shall be determined based upon the aggregate total of sales in the Territory under this Agreement and sales in countries outside the Territory under the International Agreement.

                  (c) Limitations. Except as expressly set forth below, each development milestone payment under Section 3.2(a) and each sales milestone payment under Section 3.2(b) shall be payable one (1) time only on the first occurrence of the indicated event regardless of the number of times the event triggering the payment of such milestone occurs. The development milestone payment set forth in Section 3.2(a)(iii) for U.S. Regulatory Approval of a Licensed Product shall be payable for the first Licensed Product developed by Schering and thereafter shall again be payable for each successive Licensed Product successfully developed by Schering which contains as the active ingredient a different compound from the Compound Library. For purposes of clarity and avoidance of doubt, the parties acknowledge that development milestone 3.2(a)(iii) will not be triggered by repeated occurrences of that milestone event involving different Licensed Products containing the same compound from the Compound Library. If the triggering event for a given milestone payment does not occur prior to the effective date of termination, or the expiration, of this Agreement, Schering shall have no obligation to pay such milestone payment to Licensor. The Parties acknowledge and agree that nothing herein shall be construed as representing an estimate or projection of anticipated sales or the actual value of Licensed Compounds or Licensed Products, and the figures set forth in Section 3.2(b) are merely intended to define Schering's obligations to Licensor in the event such sales performance is achieved.

         3.3 Royalties. In further consideration for the licenses granted to Schering hereunder, for so long as the Licensed Product is covered by a Valid Claim in the Territory at the time of sale by Schering, and subject to the provisions of Section 3.3 (a)-(c), Schering shall pay to Licensor royalties on a country-by-country basis of [ * ] of Schering's, its Affiliates' or its Sublicensees' Net Sales of Licensed Product in the Territory. With respect to countries in the Territory where no such Valid Claim exists, the royalty rate shall be [ * ], and such royalties shall be paid for [ * ] years from the first commercial sale of Licensed Product in such country. No royalties shall be due upon the sale or other transfer among Schering, its Affiliates or Sublicensees, but in such cases the royalty shall be due and calculated upon Schering's or its Affiliates' or its Sublicensees' Net Sales to the first independent third party. No royalties shall accrue on the disposition of Licensed Product by Schering, its Affiliates or Sublicensees as samples (promotion or otherwise) or as donations (for example, to non-profit institutions or government agencies for a non-commercial purpose) or for clinical studies. Such dispositions by Schering shall not be included in the determination of Net Sales during the period of time in which such third party sales are occurring.

                  (a) Cap on Royalties Plus Cost of Goods. The parties acknowledge and agree that the total of (i) royalties payable by Schering to Licensor under this Agreement, and (ii) the Cost of Goods of Licensed Product manufactured by Schering and/or paid by Schering to third parties for the manufacture of Licensed Product, shall not exceed [ * ] of Net Sales of Licensed Product. Schering shall use good faith reasonable efforts to keep the Cost of Goods of Licensed Product from exceeding [ * ] of Net Sales. Schering shall determine the Cost of Goods for the Licensed Product in a timely manner, and in no event later than [ * ]. In the event that notwithstanding such efforts by Schering the Cost of Goods for Licensed Product does exceed [ * ] of Net Sales, then Schering shall notify Licensor in writing to that effect. Following receipt of such notice, Licensor shall have the right to have an independent auditor review Schering's relevant records and make an independent determination of the Cost of Goods for the Licensed Product. Any such audit shall be conducted under terms and conditions essentially the same as those set forth in Section 3.7.

                  (b) Licensor's Option to Manufacture. In the event that Schering's Cost of Goods for the Licensed Product is correctly determined to exceed [ * ] of Net Sales, Licensor shall have the right to manufacture and supply, or to seek a third party supplier able to manufacture and supply, Schering's requirements of Licensed Product at a Cost of Goods equal to or less than [ * ] of Net Sales for Licensed Product. If Licensor is able, or locates a third supplier able, to manufacture and supply Licensed Product at a Cost of Goods equal to or less than [ * ] of Net Sales, Schering shall in good faith negotiate and enter into a suitable supply agreement with Licensor or such third party, as appropriate, for the manufacture and supply of Licensed Product. Any such agreement shall include terms obligating Schering to purchase, and Licensor or the third party to manufacture and supply, all of Schering's requirements of Licensed Product at a Cost of Goods to be agreed upon, not to exceed [ * ] of Net Sales of Licensed Product. All supplies of Licensed Product to be provided to Schering by Licensor or such third party manufacturer pursuant to this Section 3.3(b) shall be manufactured at a qualified manufacturing site, shall conform to the applicable specifications for Licensed Product and shall be prepared in accordance with cGMPs and all applicable federal, national, state and local laws and regulations in effect at the time of manufacture.

                  (c) Royalty Reduction. In the event that Schering's Cost of Goods for Licensed Product are correctly determined to exceed [ * ] of Net Sales of Licensed Product and Licensor is unable to identify a third party capable of supplying Schering's requirements of Licensed Product at a price equal to or less than [ * ] of Net Sales of Licensed Product, then Schering shall remain responsible for the manufacture and supply of Licensed Product and the royalty rate to be paid by Schering under this Section 3.3 shall be reduced so that the total of (i) royalties payable by Schering to Licensor under this Agreement, and (ii) the Cost of Goods of Licensed Product manufactured by Schering and/or paid by Schering to third parties for the manufacture of Licensed Product, is equal to [ * ] of Net Sales of Licensed Product. Notwithstanding the foregoing, the royalty payable to Licensor under this Agreement shall not be reduced pursuant to this
         Section 3.3(c) to less then [ * ] where a Valid Claim exists, or [ * ] where no Valid Claim exists.

         3.4 Third Party Licenses. In the event that Schering's outside patent counsel determines that patent licenses from third parties are required by Schering, its Affiliates or its Sublicensees in order to discover, develop, make, have made, import, export, use, distribute, promote, market, offer for sale or sell Licensed Compound and/or Licensed Product (hereinafter "Third Party Licenses"), Schering shall provide Licensor with written notice to that effect and shall be solely responsible for acquiring such licenses at Schering's sole discretion. Schering may reduce any royalty otherwise due Licensor hereunder to reimburse it for royalties and or license fees actually paid to such third parties under any Third Party Licenses of patent claims which would be infringed by the manufacture, use, import, export or sale of Licensed Compound and/or Licensed Product in the Territory. Schering shall have no right to reduce any royalty due Licensor hereunder for any amounts paid to a third party under any Third Party License to the extent it is a license to technology (other than Licensor Know-How) or materials (other than Licensed Compound) selected by Schering for use in connection with the Licensed Product. The amount of reduction of royalties due Licensor and the amount of reimbursement to Schering shall be equal to [ * ] of the royalties or license fees paid to such third parties in consideration for the Third Party License but in no event shall the royalty due Licensor for any Licensed Product in any country be thereby reduced to less than [ * ] of the royalty rate otherwise due Licensor hereunder for such Licensed Product in such country.

         3.5 Compulsory Licenses. If a compulsory license is granted under the Patent Rights to a third party with respect to Licensed Compound and/or Licensed Product in any country in the Territory with a royalty rate lower than the royalty rate provided for under Section 3.3, then the royalty rate to be paid by Schering on Net Sales in that country under Section 3.3 shall be reduced to the rate paid by the compulsory licensee for so long as such compulsory license is in effect.

         3.6 Reports; Payment of Royalty; Payment Exchange Rate and Currency Conversions.

             (a) Royalties Paid Quarterly. Within [ * ] calendar days following the close of each Calendar Quarter, following the First Commercial Sale of a Licensed Product, Schering shall furnish to Licensor a written report for the Calendar Quarter showing the Net Sales of Licensed Product(s) sold by Schering, its Affiliates and its Sublicensees in the Territory during such Calendar

         Quarter and the royalties payable under this Agreement for such Calendar Quarter. Simultaneously with the submission of the written report, Schering shall pay to Licensor, for the account of Schering or the applicable Affiliate or Sublicensee, as the case may be, a sum equal to the aggregate royalty due for such Calendar Quarter calculated in accordance with this Agreement (reconciled for any previous overpayments or underpayments).

             (b) Method of Payment. Payments to be made by Schering to Licensor under this Agreement shall be paid by bank wire transfer in immediately available funds to such bank account as is designated in writing by Licensor from time to time. Royalties shall be deemed payable by the entity making the Net Sales from the country in which earned in local currency and subject to foreign exchange regulations then prevailing. Royalty payments shall be made in United States dollars to the extent that free conversions to United States dollars is permitted. The rate of exchange to be used in any such conversion from the currency in the country where such Net Sales are made shall be the rate of exchange used by Schering Corporation for reporting such sales for United States financial statement purposes. If, due to restrictions or prohibitions imposed by national or international authority, payments cannot be made as aforesaid, the Parties shall consult with a view to finding a prompt and acceptable solution, and Schering will deal with such monies as Licensor may lawfully direct at no additional out-of-pocket expense to Schering. Notwithstanding the foregoing, if royalties in any country cannot be remitted to Licensor for any reason within [ * ] months after the end of the Calendar Quarter during which they are earned, then Schering shall be obligated to deposit the royalties in a bank account in such country in the name of Licensor.

         3.7     Maintenance of Records; Audits.

                 (a) Record Keeping by Schering. Schering and its Affiliates shall keep complete and accurate records in sufficient detail to enable the royalties payable hereunder to be determined. Upon [ * ] days prior written notice from Licensor, Schering shall permit an independent certified public accounting firm of nationally recognized standing selected by Licensor, at Licensor's expense, to have access during normal business hours to examine pertinent books and records of Schering and/or its Affiliates as may be reasonably necessary to verify the accuracy of the royalty reports hereunder. The examination shall be limited to pertinent books and records for any year ending not more than [ * ] months prior to the date of such request. An examination under this Section 3.7(a) shall not occur more than once in any Calendar Year. Schering may designate competitively sensitive information, which such auditor may not disclose to Licensor; provided, however, that such designation shall not encompass the auditor's conclusions. The accounting firm shall disclose to Licensor only whether the royalty reports are correct or incorrect and the specific details concerning any discrepancies. No other information shall be provided to

         Licensor. All such accounting firms shall sign a confidentiality agreement (in form and substance reasonably acceptable to Schering) as to any of Schering's or its Affiliate's confidential information which they are provided, or to which they have access, while conducting any audit pursuant to this Section 3.7(a).

                  (b) Underpayments/Overpayments. If such accounting firm correctly concludes that additional royalties were owed during such period, Schering shall pay the additional royalties within [ * ] days of the date Licensor delivers to Schering such accounting firm's written report so correctly concluding. If such underpayment exceeds
         [ * ] of the royalty correctly due Licensor then the fees charged by such accounting firm for the work associated with the underpayment audit shall be paid by Schering. Any overpayments by Schering will be credited against future royalty obligations. In the event that Schering disagrees with the audit report and the chief financial officers of Schering and Licensor (or their designees) fail to resolve such disagreement, the dispute will be resolved through the dispute resolution mechanism set forth in Section 9.2.

                  (c) Record Keeping by Sublicensee. Schering shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to Schering, to keep and maintain records of sales made pursuant to such sublicense and to grant access to such records by Licensor's independent accountant to the same extent required of Schering under this Agreement.

                  (d) Confidentiality. Licensor shall treat all financial information subject to review under this Section 3.7, or under any sublicense agreement, in accordance with the confidentiality provisions of this Agreement, and shall cause its accounting firm to enter into an acceptable confidentiality agreement with Schering obligating it to retain all such financial information in confidence pursuant to such confidentiality agreement.

                  (e) Binding Records. Upon the expiration of [ * ] months following the end of any Calendar Year, the calculation of royalties payable under this Agreement with respect to such year shall be binding and conclusive upon the Parties, and Schering, its Affiliates and its Sublicensees shall be released from any liability or accountability with respect to royalties for such Calendar Year.

         3.8 Income Tax Withholding. If at any time, any jurisdiction within the Territory requires the withholding of income taxes or other taxes imposed upon payments set forth in this Article III, Schering shall make such withholding payments as required and subtract such withholding payments from the payments set forth in this Article III, or if applicable, Licensor will promptly reimburse Schering or its designee(s) of the amount of such payments, it being understood that such withholding taxes are the obligation of Licensor. Schering shall provide Licensor with documentation of such withholding and payment in a manner that is satisfactory for purposes of the U.S. Internal Revenue

Service. Any withholdings paid when due hereunder shall be for the account of Licensor and shall not be included in the calculation of Net Sales. Payments of withholding taxes made by Schering pursuant to this Section 3.8 will be made based upon financial information to be provided to Schering by Licensor and, to the extent that such information is incorrect or incomplete, Licensor shall be liable for any fine, assessment or penalty, or any deficiency, imposed by any taxing authority in the Territory for any deficiency in the amount of any such withholding or the failure to make such withholding payment. If Schering is required to pay any such deficiency, or any such fine, assessment or penalty for any such deficiency, Licensor shall promptly reimburse Schering for such payments, which shall not be included in the calculation of Net Sales.

         3.9 Direct Affiliate Licenses. Whenever Schering shall reasonably demonstrate to Licensor that, in order to facilitate direct royalty payments by an Affiliate, it is desirable that a separate license agreement be entered into between Licensor and such Affiliate, Licensor will grant such licenses directly to such Affiliate by means of an agreement which shall be consistent with all of the provisions hereof, provided that Schering guarantees the Affiliate's obligations thereunder.

                                   ARTICLE IV
                                     PATENTS

         4.1 Filing, Prosecution and Maintenance of Patents. Licensor agrees to diligently file, prosecute and maintain in the Territory, at Licensor's expense, all Patent Rights owned in whole or in part by Licensor and licensed to Schering under this Agreement, including without limitation, any Patent Rights covering any Improvement(s). Schering shall determine the country(ies) in the Territory with respect to which Schering desires Licensor to perform such activities and will promptly notify Licensor to that effect. All such determinations shall be made by Schering in accordance with its standard practices with respect to the filing, prosecution and maintenance of patents, and Licensor's obligation to file, prosecute and maintain each patent application or patent within the Patent Rights under this Section 4.1 shall be limited to those countries selected by Schering for such patent application or patent. Licensor shall supply Schering with a copy of the applications as filed, together with notice of its filing date and serial number. Licensor shall keep Schering regularly advised of the status of pending patent applications (including, without limitation, the grant of any Patent Rights), and upon the written request of Schering shall provide copies of any substantive papers provided to or received from government patent authorities related to the filing, prosecution and maintenance of such patent filings. Schering shall treat all information, papers, and other materials provided by Licensor pursuant to this Section 4.1 in accordance with the confidentiality provisions of this Agreement.

         4.2 Option of Schering to Prosecute and Maintain Patents. Licensor shall give [ * ] days prior written notice to Schering of any desire to cease prosecution and/or maintenance of a particular Patent Right and, in such case, shall permit Schering, at its sole discretion, to continue prosecution or maintenance at its own expense. If Schering elects to continue prosecution or maintenance, Licensor shall execute such documents and perform such acts, at Schering's expense, as may be reasonably necessary to effect an assignment of such Patent Rights to Schering. Any such assignment shall be completed in a timely manner to allow Schering to continue such prosecution or maintenance. Any patents or patent applications so assigned shall not be considered Patent Rights.

         4.3      Enforcement.

                  (a) Notice and Discontinuance of Infringement. In the event that either Schering or Licensor becomes aware of any third party infringement within the Territory of any Valid Claim, it will notify the other Party in writing to that effect. Any such notice shall include evidence to support an allegation of infringement by such third party. Licensor shall have a period of six (6) months from the date of said notice to obtain a discontinuance of such infringement or bring suit against the third party infringer. Licensor shall bear all the expenses of any suit brought by it. Schering shall have the right, prior to commencement of the trial, suit or action brought by Licensor, to join any such suit or action, and in such event shall pay one-half of all costs of such suit or action. In the event that Schering has joined in the action and shared in the costs thereof as set forth above, no settlement, consent judgment or other voluntary final disposition of the suit may be entered into without the consent of Schering. In the event that Schering has not joined the suit or action, Schering will reasonably cooperate with Licensor in any such suit or action and shall have the right to consult with Licensor and be represented by its own counsel, provided that Licensor shall periodically reimburse Schering for its out-of-pocket costs (excluding the costs of retaining its own outside counsel) incurred in cooperating with Licensor. Any recovery or damages derived from any suit under this
         Section 4.3(a) where Schering has joined and shared costs shall be used first to reimburse each of Licensor and Schering for its documented out-of-pocket legal expenses relating to the suit, shall be used second to reimburse Licensor for royalties lost as a result of reduced sales of Licensed Product, shall be used third to reimburse Schering for amounts attributed to Schering's lost profits, with any remaining amounts, including but not limited to punitive, exemplary, or other enhanced damages, to be shared equally by the Parties. Any recovery or damages derived from a suit which Schering has not joined shall be retained by Licensor.

                  (b) Continuance of Infringement. If Licensor has neither obtained a discontinuance of such infringement nor brought suit against such infringer after the expiration of the six month period specified in Subsection 4.3(a), Schering shall have the right, but not the obligation, to bring suit against such infringer under the Patent Rights and join Licensor as a party plaintiff, provided that Schering shall bear all the expenses of such suit. Licensor shall cooperate with Schering in any such suit for infringement of a Patent Right brought by Schering against a third party, and shall have the right to consult with Schering and to participate in and be represented by independent counsel in such litigation at its own expense.

         Schering shall periodically reimburse Licensor for its out of pocket costs (excluding Licensor's costs of retaining independent counsel) incurred in cooperating with Schering. Schering shall incur no liability to Licensor as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Patent Rights invalid or unenforceable, except that Schering shall indemnify and hold Licensor harmless for any monetary judgment or award against or penalty levied upon either Licensor or Schering arising out of Schering's acts in the enforcement of such Patent Rights. In the event that Schering recovers any sums through litigation under this Section 4.3(b) by way of damages or in settlement thereof, Schering shall retain all such sums.

         4.4      Third Party Infringement Suit.

                  (a) Defense. In the event that a third party sues Schering alleging that Schering's, its Affiliates' or its Sublicensees' making, having made, importing, exporting, using, distributing, marketing, promoting, offering for sale or selling Licensed Compound and/or Licensed Product in one or more countries in the Territory infringes or will infringe said third party's patent, then Schering may elect to defend such suit at its sole expense and discretion. To the extent that the alleged infringement is based upon the use of Licensed Compound, another compound from the Compound Library or the Licensor Know-How, Schering shall have no obligation to pay royalties to Licensor under
         Section 3.3 with respect to sales of Licensed Product in such country(ies) during the pendency of any such suit. Upon Schering's request and in connection with Schering's defense of any such third party infringement suit, Licensor shall cooperate with Schering for such defense provided, that Schering shall promptly reimburse Licensor for reasonable out-of-pocket costs and expenses incurred by Licensor in providing such cooperation (excluding Licensor's costs of retaining independent counsel). Licensor shall invoice Schering for such costs and expenses, and shall provide documentation for the invoice. The invoice shall be payable to Licensor or its designee(s) thirty (30) days after receipt by Schering of the invoice.

                  (b) Licensing. Schering shall have the right to negotiate with said third party for a suitable license or assignment of rights under the relevant patents. In the event that such negotiation results in a consummated agreement, then any lump sum payment and/or royalty payments to be made thereunder shall be paid by Schering and shall be offset against any royalties due Licensor in accordance with the terms of Article 3.4.

         4.5 Certification Under Drug Price Competition and Patent Restoration Act. Licensor and Schering each shall immediately give written notice to the other of any certification of which they become aware filed pursuant to 21 U.S.C. ss.355(b)(2)(A)(iv) and 355(j)(2)(A)(vii), or any amendment or successor statute thereto, claiming that Patent Rights covering Licensed Compound and/or Licensed Product(s) are invalid or that infringement will not arise from the manufacture, use or sale of a product containing

Licensed Compound or otherwise equivalent to Licensed Product by a third party. Notwithstanding any provision to the contrary, in the event that the Patent Rights at issue are owned and/or controlled by Licensor and Licensor has failed to bring an infringement action against such third party at least fourteen (14) business days prior to expiration of the forty five (45) day period set forth in 21 U.S.C. ss.355(c)(3)(C) (or any amendment or successor statute thereto), Schering shall have the right to bring such an infringement action, in its sole discretion and at its own expense, in its own name and/or in the name of Licensor. At Schering's request, Licensor shall, at its own expense, provide Schering reasonable assistance to conduct such infringement action, including, without limitation, causing the execution of such legal documents as Schering may deem necessary for the prosecution of such action. Schering shall periodically reimburse Licensor for its out-of-pocket costs (excluding any of Licensor's costs of retaining independent counsel) incurred in assisting Schering. Schering shall incur no liability to Licensor as a consequence of such litigation or any unfavorable decision resulting therefrom, including any decision holding any of the Patent Rights invalid or unenforceable, except that Schering shall indemnify and hold Licensor harmless for any monetary judgment or award against or penalty levied upon either Licensor or Schering arising out of Schering's acts in the enforcement of such Patent Rights. In the event that Schering recovers any sums in such litigation by way of damages or in settlement thereof, Schering shall have the right to retain all such sums to offset its costs, losses and expenses.

         4.6 Abandonment. Subject to Schering's rights pursuant to Section 4.2, Licensor shall at the earliest known date give notice to Schering of the grant, lapse, revocation, surrender, invalidation or abandonment of any Patent Rights licensed to Schering for which Licensor is responsible for the filing, prosecution and maintenance under this Agreement.

         4.7 Patent Term Restoration. The Parties hereto shall cooperate with each other in obtaining patent term restoration or its equivalent in the Territory where applicable to Patent Rights. In the event that elections with respect to obtaining such patent term restoration are to be made, Schering shall have the right to make the election and Licensor agrees to abide by such election.

         4.8 Notices Regarding Patents. All notices, inquiries and communications in connection with this Article IV shall be sent in the manner set forth in Section 9.7 to the Parties at the addresses and facsimile numbers indicated below.

If to Licensor:            AtheroGenics, Inc.
                           8995 Westside Parkway
                           Alpharetta, Georgia  30004
                           Attn.: Vice President, Business Development
                                  (with a copy to: President)
                           Fax No.:  (678) 336-2501

If to Schering:            Schering Corporation
                           2000 Galloping Hill Road
                           Kenilworth, New Jersey  07033
                           Attn.:  Staff Vice President - Patents and Trademarks
                           Fax No.:  (908) 298-5388


                                    ARTICLE V
                         CONFIDENTIALITY AND PUBLICATION

         5.1      Confidentiality.

                  (a) Nondisclosure Obligation. Each of Licensor and Schering shall use only in accordance with this Agreement, and shall not disclose to any third party, any of the other Party's Proprietary Information received by it pursuant to this Agreement without the prior written consent of the other Party. The foregoing obligations shall survive the expiration or termination of this Agreement for a period of five (5) years. These obligations shall not apply when and to the extent Proprietary Information:

                           (i) is known by the receiving Party at the time of
                  its receipt, and not through a prior disclosure by the disclosing Party, as documented by business records;

                           (ii) is at the time of disclosure or thereafter
                  becomes published or otherwise part of the public domain without breach of this Agreement by the receiving Party;

                           (iii) is subsequently disclosed to the receiving
                  Party by a third party that has the right to make such disclosure;

                           (iv) is developed by the receiving Party
                  independently of Proprietary Information or other information received from the disclosing Party and such independent development can be documented by the receiving Party;

                           (v) is disclosed to any institutional review board of
                  any entity conducting clinical trials, or any governmental or other regulatory agencies in order to obtain patents, to gain approval to conduct clinical trials or to market Licensed Compound and/or Licensed Product, but such disclosure may be made only to the extent reasonably necessary to obtain such patents or authorizations; or

                           (vi) is required by law, regulation, rule, act or
                  order of any governmental authority or agency to be disclosed by a Party, provided that notice is promptly delivered to the other Party in order to provide an opportunity to seek a protective order or other similar order with respect to such Proprietary Information and thereafter the disclosing Party discloses to the requesting entity only the minimum Proprietary Information required to be disclosed in order to comply with the request, whether or not a protective order or other similar order is obtained by the other Party.


                  (b) Disclosure to Agents. Notwithstanding the provisions of
         Section 5.1(a), Schering shall have the right to disclose Licensor's Proprietary Information to its Sublicensees, agents, consultants, Affiliates or other third parties (collectively "Agents") in accordance with this Section 5.1(b). Such disclosure shall be limited only to those Agents directly involved in the research, development, manufacture, marketing or promotion of Licensed Compound or Licensed Product (or for such Agents to determine their interest in performing such activities) in accordance with this Agreement. Any such Agents must agree in writing to be bound by confidentiality and non-use obligations essentially the same as those contained in this Agreement. The term of confidentiality and non-use obligations for such Agents shall be no less than ten (10) years. Schering shall be jointly and severally liable for any disclosure of Licensor Proprietary Information by Agents.

                  (c) Disclosure to a Third Party. Licensor shall have the right to use and disclose any Licensor Know-How at its sole option and discretion for the limited purpose of filing, prosecuting, and supporting Patent Rights. Subject to the terms of Section 5.2, either Party may publish Licensor Know-How under the terms of Section 5.3 below. Licensor shall not otherwise disclose, provide or transfer any Licensor Know-How to any third party without the prior written approval of Schering.

         5.2 Publicity. Except as provided in Section 5.1 and this Section 5.2, a Party may not use the name of the other Party in any publicity, advertising or in any other public way and, may not issue press releases or otherwise publicize or disclose any information related to the existence of this Agreement, the terms or conditions of this Agreement, or any information relating to the subject matter hereof, without the prior written consent of the other Party. The Parties shall agree upon an initial press release to announce the execution of this Agreement, together with a corresponding Q&A outline for use in responding to inquiries about the Agreement. Following such initial press release, Licensor may use the specific information contained therein, or in any subsequent public announcements or publications made by Schering or by mutual agreement of the Parties, in Licensor's investor relations and public relations activities. Licensor shall make no public announcement, either written, oral or in any medium relating to the safety of Licensed Compound and/or Licensed Product, except for statements in official correspondence with government patent authorities in support of Patent Rights as provided for in Section 5.1(c). Nothing in the foregoing, however, shall prohibit a Party from making disclosures to the extent required under applicable federal or state securities laws or any rule or regulation of any nationally recognized securities exchange, provided same is accurate and complete. In such event, however, the disclosing Party shall use good faith efforts to consult with the other Party prior to such disclosure and, where applicable, shall request confidential treatment to the extent available.

         5.4 Publication. Schering and Licensor each acknowledge the potential benefit in publishing results of certain studies to obtain recognition within the scientific community and to advance the state of scientific knowledge. Each Party also recognizes the mutual interest in obtaining valid patent protection and in protecting business interests and trade secret information. No publication of Licensor Know-How or Patent Rights may be made without the prior written consent of Licensor. The Parties agree that Schering, its Affiliates, employees or consultants shall be free to make any publication which does not disclose Licensor Know-How or Patent Rights. In the event that any proposed publication (as defined below) discloses Licensor Know-How or Patent Rights, the following procedure shall apply: Either Party, its Affiliates, employees or consultants wishing to make a publication shall deliver to the other Party a copy of the proposed written publication or an outline of an oral disclosure at least [ * ] days prior to submission for publication or presentation. For purposes of this Agreement, the term "publication" shall include, without limitation, abstracts and manuscripts for publication, slides and texts of oral or other public presentations, and texts of any transmission through any electronic media, e.g. any computer access system such as the Internet, including the World Wide Web. The reviewing Party shall have the right (i) to propose modifications to the publication for patent reasons, trade secret reasons or business reasons or (ii) to request delay of the publication or presentation in order to protect patentable information. If the reviewing Party requests a delay, the publishing Party shall delay submission or presentation for a period of up to eighteen (18) months from the filing date of the first patent application in the Territory covering the information contained in the proposed publication or presentation. If the reviewing Party requests modifications to the publication, the publishing Party may edit such publication to prevent disclosure of trade secret or proprietary business information prior to submission of the publication or presentation.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         6.1 Representations and Warranties of Each Party. Each of Licensor and Schering hereby represents, warrants and covenants to the other Party hereto that as of the Execution date it has complied, and during the period extending from the Execution Date until the expiration or termination of this Agreement it shall comply, with all applicable material laws and regulations relating to its activities under this Agreement. Each of Licensor and Schering further represents, warrants and covenants to the other Party hereto that as of the Execution Date:

                  (a) it is a corporation or entity duly organized and validly existing under the laws of the state or other jurisdiction of its incorporation or formation;

                  (b) the execution, delivery and performance of this Agreement by such Party has been duly authorized by all requisite corporate action, subject only to receipt of requisite approval of its board of directors;

                  (c) it has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder;

                  (d) the execution, delivery and performance by such Party of this Agreement and its compliance with the terms and provisions hereof does not and will not conflict with or result in a breach of any of the terms and provisions of or constitute a default under (i) a loan agreement, guaranty, financing agreement, agreement affecting a product or other agreement or instrument binding or affecting it or its property; (ii) the provisions of its charter or operative documents or bylaws; or (iii) any order, writ, injunction or decree of any court or governmental authority entered against it or by which any of its property is bound;

                  (e) except for the governmental and Regulatory Approvals required to market Licensed Product in the Territory and any filings or approvals referred to in Section 2.4, the execution, delivery and performance of this Agreement by such Party does not require the consent, approval or authorization of, or notice, declaration, filing or registration with, any governmental or regulatory authority and the execution, delivery or performance of this Agreement will not violate any law, rule or regulation applicable to such Party;

                  (f) this Agreement has been duly authorized, executed and delivered and constitutes such Party's legal, valid and binding obligation enforceable against it in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors' rights and to the availability of particular remedies under general equity principles;

                  (g) to the best of its knowledge there are no third party pending patent applications (excluding the Patent Rights), which, if issued, may cover the development, manufacture, use or sale of any Licensed Compound or Licensed Product.

         6.2 Licensor's Representations. Licensor hereby represents, warrants and covenants to Schering that as of the Execution Date:

                  (a) to the best of its knowledge, the Patent Rights and Licensor Know-How are subsisting and are not invalid or unenforceable, in whole or in part;

                  (b) it has the full right, power and authority to grant all of the right, title and interest in the licenses granted to Schering under
         Article II hereof;

                  (c) to the best of its knowledge, it has not previously assigned, transferred, conveyed or otherwise encumbered its right, title and interest in the Licensed Compound, Licensed Product, the Patent Rights, or Licensor Know-

         How;

                  (d) except as specifically set forth in Schedule 6.2(d), it is the sole and exclusive owner and/or licensee of the Patent Rights and Licensor Know-How, all of which are free and clear of any liens, charges and encumbrances, and to the best of its knowledge no other person, corporation or other private entity, or governmental entity or subdivision thereof, has or shall have any claim of ownership with respect to the Patent Rights or Licensor Know-How, whatsoever;

                  (e) to the best of its knowledge, the Patent Rights and Licensor Know-How, and the development, manufacture, use, distribution, marketing, promotion and sale of Licensed Products do not interfere or infringe (as applicable) on any intellectual property rights owned or possessed by any third party;

                  (f) there are no claims, judgments or settlements against or amounts with respect thereto owed by Licensor, and to the best of its knowledge no pending or threatened claims or litigation against Licensor relating to Licensed Compound, the Patent Rights and Licensor Know-How;

                  (g) to the best of its knowledge, there are no circumstances that would adversely affect the commercial utility or the use of the Licensed Product;

                  (h) it has provided to Schering a summary of all material adverse events known to it relating to the Licensed Compound;

                  (i) there are no collaborative, licensing, material transfer, supply, distributorship or marketing agreements or arrangements or other similar agreements to which it or any of its Affiliates are a party relating to Licensed Compound, Licensed Product or Patent Rights which would materially limit the rights granted to Schering under this Agreement with respect to the Licensed Compound, Licensed Product or Patent Rights;

                  (j) there are no trademark(s) chosen, owned or controlled by Licensor or its Affiliates specifically in connection with the Licensed Compound and/or the Licensed Product in the Territory; and

                  (k) except as set forth in Schedule 6.2(k), it has not identified any compounds outside of the Compound Library which exhibit both (1) similar or better VCAM-1 inhibition than the Licensed Compound as determined using Licensor's currently available in vitro screens for VCAM-1 inhibitory activity (i.e., the human aortic endothelial cell based screen) and (2) histologically or morphologically demonstrated anti-atherosclerotic properties similar or better than Licensed Compound in the Licensor's animal models (i.e., the hypercholesterolemic rabbit).

Licensor further represents, warrants and covenants to Schering that:

                  (l) during the period extending from the Execution Date until the expiration or termination of this Agreement it will use reasonable efforts not to diminish the rights under the Patent Rights and Licensor Know-How granted to Schering hereunder, including without limitation, by not committing or permitting any actions or omissions which would cause the breach of any license or other agreements between itself and third parties which provide for licenses, assignments or other rights to any Patent Rights or Licensor Know-How, that it will provide Schering promptly with notice of any such alleged breach, and that as of the Execution Date, it is in compliance in all material respects with any such licenses or other agreements with third parties;

                  (m) as of the Execution Date, and to the best of its knowledge, all data summaries provided in writing to Schering by Licensor prior to the Execution Date relating to pre-clinical and clinical studies of the Licensed Compound accurately represent the raw data underlying such summaries; and

                  (n) Licensor shall not seek or file for any trademark for use in connection with the Licensed Compound and/or the Licensed Product in the Territory during the period extending from the Execution Date until the expiration or termination of this Agreement.

         6.3 Continuing Representations. The representations and warranties of each Party contained in Sections 6.1 and 6.2 shall survive the execution of this Agreement.

         6.4 No Inconsistent Agreements. Neither Party has in effect and after the Effective Date neither Party shall enter into any oral or written agreement or arrangement that would be inconsistent with its obligations under this Agreement.

         6.5 Representation by Legal Counsel. Each Party hereto represents that it has been represented by legal counsel in connection with this Agreement and acknowledges that it has participated in the drafting hereof. In interpreting and applying the terms and provisions of this Agreement, the Parties agree that no presumption shall exist or be implied against the Party which drafted such terms and provisions.

         6.6 Additional Obligations of Licensor The Parties acknowledge and agree that all data and information provided by Licensor to Schering arising out of or relating to any preclinical and/or clinical studies involving the Licensed Compound and/or Licensed Product conducted by or on behalf of Licensor (the "Studies"), or relating to any patent applications or patents having claims covering the Licensed Compound and/or Licensed Product, are of material importance to the development and commercialization of the Licensed Compound and/or Licensed Product and to Schering's decision to enter into this Agreement.

                  (a) Licensor represents and warrants that, to the best of its knowledge and based upon Licensor's diligence in the performance of the relevant activities, as of the Execution Date it (and its subcontractors and/or collaborators, if any):

         (i) has fully complied with all applicable laws, rules and regulations, in the preparation, filing and prosecution of patent applications or patents;

         (ii) has fully complied with all applicable laws, rules and regulations, in the conduct and evaluation of the Studies and with regard to all applications or submissions for Regulatory Approval in the Territory, if any;

         (iii) knows of no irregularities or information suggesting any irregularities in connection with the preparation, filing or prosecution of patent applications or patents which may have a material adverse effect with respect thereto; and

         (iv) knows of no irregularities or information suggesting any irregularities in connection with the conduct and evaluation of the Studies which may have a material adverse effect with respect thereto.

                  (b) To the extent of Licensor's obligations under this Agreement, Licensor shall undertake to perform the following in accordance with all applicable laws, rules and regulations:

         (i) to prepare, file, prosecute and maintain, or ensure that its subcontractors, collaborators and/or agents prepare, file, prosecute and maintain, any patent applications or patents relating to the Licensed Compound and/or Licensed Product; and

         (ii) to conduct, or ensure that its subcontractors and/or collaborators, if any, shall conduct, any Studies.

                  (c) In the event Licensor becomes aware of any known or suspected impropriety or misconduct relating to the preparation, filing, prosecution or maintenance of patent applications or patents, and/or the performance, analysis or reporting of any Studies, or any application or submission for Regulatory Approval, Licensor shall, within twenty-four (24) hours notify Schering of such event in writing.


                                   ARTICLE VII
                   INDEMNIFICATION AND LIMITATION ON LIABILITY

         7.1 Indemnification by Schering. Schering shall indemnify, defend and hold harmless Licensor and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Licensor Indemnified Party") from and against any and all third party claims, demands, lawsuits, proceedings, settlement amounts, liability, loss, damage, cost, and expense (including reasonable attorneys' fees), (collectively, a "Liability") which may be asserted against the Licensor Indemnified Party or which the Licensor Indemnified Party may incur, suffer or be required to pay resulting from or arising out of (i) the discovery, development, manufacture, promotion, distribution, use, testing, marketing, sale or other disposition of Licensed Compound and/or Licensed Product(s) by Schering, its Affiliates or Sublicensees (including without limitation any personal injury, death, or other injuries suffered by users of Licensed Compound or Licensed Product), or (ii) the breach by Schering of any covenant, representation or warranty contained in this Agreement; or (iii) the successful enforcement by a Licensor Indemnified Party of its rights under this
Section 7.1. Notwithstanding the foregoing, Schering shall have no obligation under this Agreement to indemnify, defend or hold harmless any Licensor Indemnified Party with respect to any Liability which results from the willful misconduct or negligent acts or omissions of Licensor, its Affiliates, or any of their respective employees, officers, directors or agents.

         7.2 Indemnification by Licensor. Licensor shall indemnify, defend and hold harmless Schering and its Affiliates, and each of its and their respective employees, officers, directors and agents (each, a "Schering Indemnified Party") from and against any Liability which the Schering Indemnified Party may incur, suffer or be required to pay resulting from or arising out of (i) the breach by Licensor of any covenant, representation or warranty contained in this Agreement; or (ii) the successful enforcement by a Schering Indemnified Party of its rights under this Section 7.2. Notwithstanding the foregoing, Licensor shall have no obligation under this Agreement to indemnify, defend or hold harmless any Schering Indemnified Party with respect to any Liability which results from willful misconduct or negligent acts or omissions of Schering, its Affiliates, or any of their respective employees, officers, directors or agents.

         7.3 Conditions to Indemnification. Each Party agrees to promptly give the other Party notice of any claim for which indemnification may be sought. Failure of an indemnified Party to provide notice of a claim to the indemnifying Party shall affect the indemnified Party's right to indemnification only to the extent that such failure has a material adverse effect on the indemnifying Party's ability to defend or the nature or the amount of the Liability. Subject to the provisions of Article IV, the indemnifying Party shall have the right to assume the defense of any suit or claim related to the Liability if it has assumed responsibility for the suit or claim in writing; provided, however, that if in the reasonable judgment of the indemnified Party, such suit or claim involves an issue or matter which could have a materially adverse effect on the business operations or assets of the indemnified Party, the indemnified Party may waive its rights to indemnity under this Agreement and control the defense or settlement thereof, but in no event shall any such waiver be construed as a waiver of any indemnification rights such Party may have at law or in equity. If the indemnifying Party defends the suit or claim, the indemnified Party may participate in (but not control) the defense thereof at its sole cost and expense.

         7.4 Settlements. Subject to the provisions of Article IV, neither Party may settle a claim or action related to a Liability without the consent of the other Party if such settlement would impose any monetary obligation on the other Party or require the other Party to submit to an injunction or otherwise limit the other Party's rights under this Agreement, provided that such consent shall not be unreasonably withheld or delayed. Any payment made by a Party to settle any such claim or action shall be at its own cost and expense.

         7.5 Limitation of Liability. With respect to any claim by one Party against the other arising out of the performance or failure of performance of the other Party under this Agreement, the Parties expressly agree that the liability of such Party to the other Party for such breach shall be limited under this Agreement or otherwise at law or equity to direct damages only and in no event shall a Party be liable for, punitive, exemplary or consequential damages suffered or incurred by the other Party.

         7.6 Insurance. Each Party acknowledges and agrees that during the Term of this Agreement it shall maintain adequate insurance and/or a self-insurance program for contractual liability insurance to cover such Party's obligations under this Agreement. Each Party shall provide the other Party with evidence of such insurance and/or self-insurance program, upon request.


                                  ARTICLE VIII
                              TERM AND TERMINATION

         8.1 Term and Expiration. This Agreement shall be effective as of the Effective Date and unless terminated earlier by mutual written agreement of the Parties or pursuant to Sections 8.2, 8.3 or 8.4 below, the Term of this Agreement shall continue in effect on a product-by-product and country-by-country basis until the expiration of the last to expire Patent Right incorporating a Valid Claim covering the Licensed Product, or in countries where no such Patent Rights exist until the tenth anniversary of the First Commercial Sales of Licensed Product in such country. Upon expiration of this Agreement, Schering's licenses pursuant to Section 2.1 and 2.2 shall become fully paid-up, perpetual licenses.

         8.2 Termination by Schering Without Cause. Schering shall have the unilateral right to terminate this Agreement on a product-by-product basis (without cause) at any time by giving sixty (60) days advance written notice to Licensor. In the event of the exercise of such termination rights, the rights and licenses granted to Schering under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products with respect to the applicable product which are granted pursuant to this Agreement shall revert to Licensor.

         8.3      Termination Upon Cessation of Development.

                  (a) Termination by Either Party Either Party shall have the unilateral right to terminate this Agreement on a product-by-product basis at any time by giving sixty (60) days advance written notice to the other Party if Schering ceases development or commercialization of Licensed Compound or Licensed Product pursuant to Sections 2.6(a) and
         (c), subject to Section 2.6(b). In the event of the exercise of such termination rights, the rights and licenses granted to Schering under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products with respect to the applicable product which are granted pursuant to this Agreement shall revert to Licensor.


                  (b) Termination by Licensor. Licensor shall have the unilateral right to terminate this Agreement by giving sixty (60) days written notice to Schering in the event that:



                           (i) Schering Corporation does not file an IND in the United States for Licensed Product for the Primary Indication by December 31, 2001, under the US Agreement; or

                           (ii) Schering Corporation does not file an NDA in the United States for Licensed Product for the Primary Indication by December 31, 2005, under the US Agreement.


         In the event of the exercise of such termination rights, the rights and licenses granted to Schering under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products with respect to the applicable product which are granted pursuant to this Agreement shall revert to Licensor.

         8.4      Termination.

                  (a) Termination for Cause. This Agreement may be terminated by written notice at any time during the Term of this Agreement:

                           (i) by either Party, subject to Section 9.2, if the
                  other Party is in breach of its material obligations with respect to such product hereunder and has not cured such breach within sixty (60) days (thirty (30) days with respect to payment obligations under Article III) after written notice requesting cure of the breach with reasonable detail of the particulars of the alleged breach, or within sixty (60) days of receiving notice initiated actions reasonably expected to cure the cited failure and thereafter diligently pursued such actions to cure the failure (even if requiring longer than the sixty (60) days set forth in this subsection); or

                           (ii) by either Party upon the filing or institution
                  of bankruptcy, reorganization (in connection with any insolvency), liquidation or receivership proceedings, or upon an assignment of a substantial portion of the assets for the benefit of creditors by the other Party, or in the event a receiver or custodian is appointed for such other Party's business, or if a substantial portion of such other Party's business is subject to attachment or similar process; provided, however, that in the case of any involuntary bankruptcy proceeding such right to terminate shall only become effective if the proceeding is not dismissed within sixty (60) days after the filing thereof.

                  (b)      Effect of Termination for Cause on License.

                           (i) Termination by Schering. In the event Schering
                  terminates this Agreement under Section 8.4(a)(i), due to a breach by Licensor of its material obligations under Section 2.1(a), 2.1(b) or 2.11(a) of this Agreement, then Schering's licenses pursuant to Sections 2.1 and 2.2 shall become fully paid-up, perpetual licenses.

                           (ii) Termination by Licensor. In the event that
                  Licensor terminates this Agreement under Section 8.4(a)(i), then the rights and licenses granted to Schering under Sections 2.1 and 2.2 shall terminate and all rights to Licensor Know-How, Licensed Compounds and Licensed Products granted pursuant to this Agreement shall revert to Licensor.

                           (iii) Effect of Bankruptcy. In the event Schering
                  terminates this Agreement under Section 8.4(a)(ii) or this Agreement is otherwise terminated under Section 8.4(a)(ii), the Parties agree that Schering, as a licensee of rights to intellectual property under this Agreement, shall retain and may fully exercise all of its rights and elections under the Insolvency Statute including as set forth in Section 9.8 hereof.

         8.5 Effect of Termination. Expiration or termination of the Agreement shall not relieve the Parties of any obligation accruing prior to such expiration or termination, and the provisions of Articles V and VII shall survive the expiration of the Agreement. With regard to reimbursement for development costs incurred by Licensor, including, without limitation, the costs of clinical studies, Schering's obligations under Section 2.6 shall upon termination be limited to the costs for actual work performed in accordance with the relevant research plans or protocols up to the effective date of such termination, or any irrevocable financial commitments made by Licensor prior to the date of notice of termination. Any expiration or early termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to termination, including the obligation to pay royalties for Licensed Product(s) or Licensed Compound sold prior to such termination. In the event of termination of this Agreement, Schering shall have the right to continue to sell its existing inventory of Licensed Product during the six (6) month period immediately following such termination, provided that Schering shall continue to make royalty payments with respect to such sales.

         8.6 Remedies for Breach. In addition to any and all other remedies that Schering may have under this Agreement, or otherwise under law and/or equity, in the event that Licensor materially breaches its obligations under Sections 6.6(a) or (b) of this Agreement and/or materially breaches its representation, warranties and covenants under Section 6.2(m), then Schering shall have the right, at Schering's sole discretion, upon written notice to Licensor to either:
(i) deduct [ * ] of the remaining unpaid milestone(s) in Section 3.2; (ii) permanently reduce by [ * ] the royalty rates provided for in Section 3.3; or
(iii) immediately terminate the Agreement.

         8.7 Licensor's Rights on Termination. In the event that Licensor terminates this Agreement under Section 8.3 or 8.4(a)(i), or Schering terminates this Agreement under Section 8.2 or 8.3, Schering shall provide to Licensor the following:

         (i) all existing Regulatory Approvals and/or applications for Regulatory Approval for the applicable Licensed Product(s) in the Territory;

         (ii) access, including the right to make copies, of all preclinical, clinical, pharmacokinetic, toxicology or other data owned or controlled by Schering which is necessary to support any of the Regulatory Approvals provided to Licensor under Section 8.7(i);

         (iii) subject to the terms of Section 8.7 (iv), all preclinical and clinical supplies of the applicable Licensed Product(s), and/or Licensed Compound or other Compound Library compounds, in Schering's possession or control;

         (iv) access to all manufacturing information relating to the Licensed Product, including assigning, sublicensing or otherwise making available, as appropriate, any third party manufacturing agreements relied upon by Schering for the manufacture of Licensed Product, in each case to the extent reasonably necessary for Licensor to manufacture the Licensed Product following such termination;

         (v) to the extent that termination occurs after the First Commercial Sale of the applicable Licensed Product(s) and subject to the terms of Section 8.5, Licensor shall have the right to purchase Schering's remaining inventory of the applicable Licensed Product(s) and/or Licensed Compound or other Compound Library compounds for sale in the Territory at [ * ] of Schering's fully absorbed manufacturing costs.

In addition, in the event of such termination, Schering shall grant to Licensor a paid-up, non-exclusive, non-transferable license in the Territory under any issued patents, or pending patent applications, owned or controlled by Schering which would otherwise be infringed by the manufacture, use or sale of the applicable Licensed Product(s) in the Territory, which license shall be restricted to the sole purpose of making, having made, importing, exporting, using, distributing, marketing, promoting, offering for sale and selling such Licensed Product(s).

         8.8 Concurrent Termination with the International Agreement. In the event of any termination of the International Agreement by either Licensor or Schering-Plough Ltd. under the provisions of Sections 8.2, 8.3 or 8.4 of the International Agreement, this Agreement shall automatically terminate concurrently under the corresponding Section 8.2, 8.3 or 8.4 of this Agreement.


                                   ARTICLE IX
                                  MISCELLANEOUS

         9.1      Assignment/Change of Control.

                  (a) Assignment. Neither this Agreement nor any or all of the rights and obligations of a Party hereunder shall be assigned, delegated, sold, transferred, sublicensed (except as expressly permitted hereunder) or otherwise disposed of, by operation of law or otherwise, to any third party (other than an Affiliate of an assigning Party under the condition that the assignor remain responsible to the other Party under this Agreement), without the prior written consent of the other Party. Any attempted assignment, delegation, sale, transfer, sublicense or other disposition, by operation of law or otherwise, of this Agreement or of any rights or obligations hereunder contrary to this Section 9.1 shall be a material breach of this Agreement by the attempting Party, and shall be void and without force or effect; provided, however, either Party may, without such consent, assign the Agreement and its rights and obligations hereunder to an Affiliate or in connection with the transfer or sale of all or substantially all of its assets related to the division or the subject business, or in the event of its merger or consolidation or change in control or similar transaction. This Agreement shall be binding upon, and inure to the benefit of, each Party, its Affiliates, and its permitted successors and assigns. Each Party shall be responsible for the compliance by its Affiliates with the terms and conditions of this Agreement.

                  (b) Change of Control. In the event the ownership or control of Licensor is acquired by another pharmaceutical company that has an ongoing development program or commercializes (directly or through any Affiliate) any compound or product for the Primary Indication and/or the Secondary Indication, Licensor shall promptly notify Schering in writing to that effect. Licensor's obligations under Section 2.11 shall not extend to any such compound or product. Effective upon such notice, the JMC shall be disbanded and Schering will assume and thereafter be responsible for all of the rights and obligations of the JMC. Licensor, and following the change of control the acquiring party, shall use best efforts to ensure that such acquiring party does not have any access to any of Schering's Proprietary Information or other proprietary information relating to the development and commercialization of Licensed Product. Such best efforts shall include, without limitation: (i) ensuring that the acquiring party does not have access to any such information prior to the change of control of Licensor; and (ii) promptly destroying or returning to Schering all such information in Licensor's possession or control upon completion of the change of control. The acquiring party shall have no rights to use any Licensor Know-How relating to the Primary Indication or the Secondary Indication in connection with the development and commercialization of its own compound or product for the Primary and/or Secondary Indication. All of Schering's obligations under Article II to provide Licensor and/or the JMC with reports or to otherwise keep Licensor informed with respect to the development and commercialization of Licensed Compound, any other compound within the Compound Library and/or Licensed Product shall immediately terminate; provided, however, that Schering shall provide such acquiring party with an annual summary of its activities in developing and commercializing Licensed Product.

         9.2 Governing Law. This Agreement shall be governed, interpreted and construed in accordance with the laws of the State of New Jersey, without giving effect to conflict of law principles. All disputes under this Agreement shall be governed by binding arbitration pursuant to the mechanism set forth in Schedule
9.2 attached hereto and incorporated hereby.

         9.3 Waiver. Any delay or failure in enforcing a Party's rights under this Agreement or any waiver as to a particular default or other matter shall not constitute a waiver of such Party's rights to the future enforcement of such rights under this Agreement, nor operate to bar the exercise or enforcement thereof at any time or times thereafter, excepting only as to an express written and signed waiver as to a particular matter for a particular period of time.

         9.4 Independent Relationship. Nothing in this Agreement shall be deemed to create an employment, agency, joint venture or partnership relationship between the Parties hereto or any of their respective Affiliates, agents or employees, or any other legal arrangement that would impose liability upon one Party for the act or failure to act of the other Party. Neither Party shall have any power to enter into any contracts or commitments or to incur any liabilities in the name of, or on behalf of, the other Party, or to bind the other Party in any respect whatsoever.

         9.5 Export Control. This Agreement is made subject to any restrictions concerning the export of products or technical information from the United States of America which may be imposed upon or related to Licensor or Schering from time to time by the government of the United States of America. Furthermore, Schering agrees that it will not export, directly or indirectly, any technical information acquired from Licensor under this Agreement or any products using such technical information to any country for which the United States government or any agency thereof at the time of export requires an export license or other governmental approval, without first obtaining the written consent to do so from the Department of Commerce or other agency of the

United States government when required by an applicable statute or regulation.

         9.6 Entire Agreement; Amendment. This Agreement, including the Exhibits and Schedules hereto and all the covenants, promises, agreements, warranties, representations, conditions and understandings contained herein sets forth the complete, final and exclusive agreement between the Parties with respect to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing. There are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth herein. No subsequent alteration, amendment, change, waiver or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party. Each Party in deciding to execute this Agreement has not relied on any understanding, agreement, representation or promise by the other Party which is not explicitly set forth herein.

         9.7 Notices. Except as provided under Section 4.8 hereof, any notice required or permitted to be given or sent under this Agreement shall be hand delivered or sent by express delivery service or certified or registered mail, postage prepaid, or by facsimile transmission (with written confirmation copy by registered first-class mail) to the Parties at the addresses and facsimile numbers indicated below.

         If to Licensor, to:        AtheroGenics, Inc.
                                   8995 Westside Parkway
                                   Alpharetta, Georgia  30004
                                   Attn.: Vice President, Business Development
                                   Fax No.: (678) 336-2501


         If to Schering to:        Schering Corporation
                                   2000 Galloping Hill Road
                                   Kenilworth, New Jersey  07033
                                   Attn.: Vice President, Business Development
                                   Fax No.: (908) 298-5379

         with copies to:           Schering Corporation
                                   2000 Galloping Hill Road
                                   Kenilworth, New Jersey  07033
                                   Attn.: Law Department - Staff Vice President,
                                           Licensing
                                   Fax No.: (908) 298-2739

         Any such notice shall be deemed to have been received on the date actually received. Either Party may change its address or its facsimile number by giving the other Party written notice, delivered in accordance with this Section.

9.8      Provisions for Insolvency.

                  (a) Effect on Licenses. All rights and licenses granted under or pursuant to this Agreement by Licensor to Schering are, for all purposes of Section 365(n) of Title 11 of the United States Code (together with its foreign equivalent, the "Insolvency Statute"), licenses of rights to "intellectual property" as defined in the Insolvency Statute. Licensor agrees that Schering, as licensee of such rights under this Agreement shall retain and may fully exercise all of its rights and elections under the Insolvency Statute provided that Schering makes all royalty payments under this Agreement. Licensor agrees during the Term of this Agreement to create and maintain current copies or, if not amenable to copying, detailed descriptions or other appropriate embodiments, to the extent feasible, of all such intellectual property. If a case is commenced by or against Licensor under the Insolvency Statute, Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, an Insolvency Statute trustee) shall,

                           (i) as Schering may elect in a written request, immediately upon such request:

                                    (A) perform all of the obligations provided
                           in this Agreement to be performed by Licensor including, where applicable and without limitation, providing to Schering portions of such intellectual property (including embodiments thereof) held by Licensor and such successors and assigns or otherwise available to them; or

                                    (B) provide to Schering all such
                           intellectual property (including all embodiments thereof) held by Licensor and such successors and assigns or otherwise available to them; and

                           (ii) not interfere with the rights of Schering under
                  this Agreement, or any agreement supplemental hereto, to such intellectual property (including such embodiments), including any right to obtain such intellectual property (or such embodiments) from another entity.

                  (b) Rights to Intellectual Property. If an Insolvency Statute case is commenced by or against Licensor, and this Agreement is rejected as provided in the Insolvency Statute, and Schering elects to retain its rights hereunder as provided in the Insolvency Statute, then Licensor (in any capacity, including debtor-in-possession) and its successors and assigns (including, without limitation, an Insolvency Statute trustee) shall provide to Schering all such intellectual property (including all embodiments thereof) held by Licensor and such successors and assigns, or otherwise available to them, immediately upon

         Schering's written request. Whenever Licensor or any of its successors or assigns provides to Schering any of the intellectual property licensed hereunder (or any embodiment thereof) pursuant to this Section 9.8, Schering shall have the right to perform the obligations of Licensor hereunder with respect to such intellectual property, but neither such provision nor such performance by Schering shall release Licensor from any such obligation or liability for failing to perform it.

                  (c) Schering's Rights. All rights, powers and remedies of Schering provided herein are in addition to and not in substitution for any and all other rights, powers and remedies now or hereafter existing at law or in equity (including, without limitation, the Insolvency Statute) in the event of the commencement of an Insolvency Statute case by or against Licensor. Schering, in addition to the rights, power and remedies expressly provided herein, shall be entitled to exercise all other such rights and powers and resort to all other such remedies as may now or hereafter exist at law or in equity (including, without limitation, the Insolvency Statute) in such event. The Parties agree that they intend the foregoing Schering rights to extend to the maximum extent permitted by law, including, without limitation, for purposes of the Insolvency Statute:

                           (i) the right of access to any intellectual property
                  (including all embodiments thereof) of Licensor, or any third party with whom Licensor contracts to perform an obligation of Licensor under this Agreement, and, in the case of the third party, which is necessary for the development, registration, manufacture and marketing of Licensed Compound and/or Licensed Product(s); and

                           (ii) the right to contract directly with any third
                  party described in (i) to complete the contracted work.

                  (d) Deemed Grant of Rights. In the event of any insolvency of Licensor and if any statute and/or regulation in any country in the Territory requires that there be a specific grant or specific clause(s) in order for Schering to obtain the rights and benefits as licensee under this Agreement which are analogous to those rights under Section 365(n) of Title 11 of the United States Code, then this Agreement shall be deemed to include any and all such required grant(s), clause(s) and/or requirements.

                  (e) Security Interests. In addition to any other rights granted to Schering hereunder, with respect to any country in the Territory in which Schering reasonably determines that its rights set forth in this Section 9.8 are nonexistent or inadequate to protect Schering's interests in the licenses granted hereunder, Licensor shall, upon Schering's request, execute a security agreement, or any foreign equivalent, for each country in the Territory, granting Schering a secured interest in all intellectual property licensed to Schering under this Agreement.

         9.9 Force Majeure. Failure of any Party to perform its obligations under this Agreement (except the obligation to make payments when properly due) shall not subject such Party to any liability or place them in breach of any term or condition of this Agreement to the other Party if such failure is due to any cause beyond the reasonable control of such non-performing Party ("force majeure"), unless conclusive evidence to the contrary is provided. Causes of non-performance constituting force majeure shall include, without limitation, acts of God, fire, explosion, flood, drought, war, riot, sabotage, embargo, strikes or other labor trouble, failure in whole or in part of suppliers to deliver on schedule materials, equipment or machinery, interruption of or delay in transportation, a national health emergency or compliance with any order or regulation of any government entity acting with color of right. The Party affected shall promptly notify the other Party of the condition constituting force majeure as defined herein and shall exert reasonable efforts to eliminate, cure and overcome any such causes and to resume performance of its obligations with all possible speed; provided, however, that nothing contained herein shall require any Party to settle on terms unsatisfactory to such Party any strike, lock-out or other labor difficulty, any investigation or proceeding by any public authority, or any litigation by any third party. If a condition constituting force majeure as defined herein exists for more than ninety (90) consecutive days, the Parties shall meet to negotiate a mutually satisfactory resolution to the problem, if practicable.

         9.10 Severability. If any provision of this Agreement is declared illegal, invalid or unenforceable by a court having competent jurisdiction, it is mutually agreed that this Agreement shall endure except for the part declared invalid or unenforceable by order of such court; provided, however, that in the event that the terms and conditions of this Agreement are materially altered, the Parties will, in good faith, renegotiate the terms and conditions of this Agreement to reasonably substitute such invalid or unenforceable provisions in light of the intent of this Agreement.

         9.11 Counterparts. This Agreement shall become binding when any one or more counterparts hereof, individually or taken together, shall bear the signatures of each of the Parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against either Party whose signature appears thereon, but all of which taken together shall constitute but one and the same instrument.

         9.12 Captions. The captions of this Agreement are solely for the convenience of reference and shall not affect its interpretation.

         9.13 Recording. Each Party shall have the right, at any time, to record, register, or otherwise notify this Agreement in appropriate governmental or regulatory offices anywhere in the world, and each Party shall provide reasonable assistance to the other in effecting such recording, registering or notifying. Notwithstanding the foregoing, prior to recording, registering, or otherwise notifying this Agreement, the Party desiring to so record, register, or notify shall provide a copy of all materials to be filed for review, comment, and approval by the other Party, such approval not unreasonably to be withheld or delayed.

         9.14 Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement including, without limitation, any filings with any antitrust agency which may be required.

         IN WITNESS WHEREOF, this Agreement has been executed by the duly authorized representatives of the Parties as of the date set forth below.

ATHEROGENICS, INC.                          SCHERING CORPORATION

By:      Russell Medford                    By:      David Poorvin
      ------------------------------              ------------------------------

Title:   President & CEO                    Title:   Vice President
      ------------------------------              ------------------------------

Date:    22 October 1999                    Date:    21 October 1999
      ------------------------------              ------------------------------

                                  SCHEDULE 1.6

             Elements of Fully Absorbed Manufacturing Cost of Goods

The following expenses are included in manufacturing costs:

1.       Direct Materials

Materials used in the manufacturing process that are traced directly to the completed product, such as:

         -        Inert raw materials or excipients

         -        Active substances/ingredients

         -        Packaging components such as bottles, caps, labels, etc.

2.       Direct Labor

The cost of employees engaged in production activities that are directly identifiable with product costs. Excludes supervision, which is included in indirect labor, and production support activities such as inspection, plant and equipment maintenance labor, and material handling personnel. Direct Labor cost includes:

         - Base pay, overtime, vacation and holidays, illness, personal time with pay and shift differential.

         - Cost of employee fringe benefits such as health and life insurance, payroll taxes, welfare, pension and profit sharing.

3.       Indirect Manufacturing Costs

Costs which are ultimately allocated to product based on standard direct labor hours of the operating departments. These costs include:

         - Indirect Production Labor - salaries of employees engaged in production activities who are not classified as direct labor, including supervision, clerical, etc.

         - Costs of Direct Labor - employees not utilized for the manufacturing of product such as training, downtime and general duties.

         - Indirect Materials - supplies and chemicals which are used in the manufacturing process and are not assigned to specific products but are included in manufacturing overhead costs. Includes supplies for which direct assignment to products is not practical.

         - Utilities - expenses incurred for fuel, electricity and water in providing power for production and other plant equipment.

         - Maintenance and Repairs - amount of expense incurred in-house or purchased to provide services for plant maintenance and repairs of facilities and equipment.

         - Other Services - purchased outside services and rentals such as the cost of security, ground maintenance, etc.

         - Depreciation - of plant and equipment utilizing the straight-line method of calculation.

         - Insurance - cost of comprehensive and other insurance necessary for the safeguard of manufacturing plant and equipment.

         - Taxes - expense incurred for taxes on real and personal property (manufacturing site, buildings and the fixed assets of equipment, furniture and fixtures, etc.). If manufacturing site includes other operations (marketing, R&D, etc.), taxes are allocated to manufacturing on the basis of total real and personal property.

         -        Cost of manufacturing, service departments - such as:
                  (where applicable)

                  -        Packaging Engineering

                  -        Manufacturing Maintenance

                  -        Industrial Engineering

                  -        Receiving and Warehousing

                  -        Purchasing and Accounting

                  -        Production Scheduling

                  -        Inventory Management

                  -        Plant Materials Management

                  -        Central Weigh

                  -        Manufacturing Administration

         - Allocated costs of services provided to manufacturing including: (where applicable)

                  -        Cafeteria

                  -        Personnel Operations

                  -        Health and Safety Services

                  -        Division Engineering and Operations Services

                  -        Plant Services (housekeeping)

                  -        Manufacturing Information Systems

                  -        Plant Power

                  -        Office of V.P. Manufacturing

         Various bases are used for allocating these costs to manufacturing operating departments including headcount, square feet, metered utilities use, estimated services rendered, EDP computer hours, etc.

4.       Quality Assurance Costs

Direct labor and indirect costs for Quality Assurance departments testing and approving materials used in manufacturing and completed manufacturing batches and finished products. This includes all manufacturing in-process testing and testing of finished materials. Excluded from product costs are QA costs related to research and development, stability testing, and other costs customarily excluded from such Quality Assurance costs.

The following expenses are not included in manufacturing costs:
         a)       Inventory Carrying Costs

         b)       Regulatory Affairs Costs

         c) Pilot plant costs, research batches and other similar costs prior to turnover to manufacturing. These are handled as development costs and expensed to R&D. This excludes commercial goods produced by a research facility.

         d) Costs incurred by Manufacturing for special projects (e.g. requests by Schering-Plough Research Institute) to establish and certify new production processes, batch sizes and product line improvements, and new vendor certification of equipment and primary materials components. These costs are expensed to R&D.

         e) Manufacturing start-up costs and initial one-time extraordinary manufacturing costs incurred prior to plant operation and achievement of a normal production activity level. Includes costs of training, testing, qualification/validation of new equipment and facilities and initial, trial batches. These costs are deferred and then amortized to Other Production Costs over five years.

         f) Significant idle capacity is eliminated from factory overhead and product cost. Idle or excess capacity costs are culled out of the Manufacturing Budget and expensed as a period cost to Other Production Costs.

         g) Finished goods warehousing, shipping and other distribution costs. These are included in distribution costs.

         h) Product liability and/or business interruption insurance expenses.

         i)       Intercompany profit.

5.       Other Production Costs

Three major types of expense are included in the Other Production Costs classification.

         a) Variances from standard cost the difference between the actual and standard cost of inventory purchased and produced during the period less any portion applicable to on-hand inventory which has been capitalized.

                  (i)      Materials purchase price variance

                  (ii)     Materials usage/yield variances

                  (iii) Direct labor efficiency/inefficiency - reflects the cost difference between the standard and actual number of direct labor hours used for actual production.

                  (iv) Overhead - reflects all other labor and overhead cost variances including activity and spending production related and support.

                  With the exception of overhead, all of the other variances can be identified by product and can be added (if unfavorable) or subtracted (if favorable) to determine actual manufacturing costs of a product.

         (b) Non-standard costs: Cost of miscellaneous production related operations for which standards are not established due to the nature of the function, such as manufacturing start-up operations, stock conversions and reclaiming (processing and returning to finished goods inventory) of products returned by customers. Also includes miscellaneous expenses incurred in connection with the production of inventory which for various reasons (e.g., cyclical, non-recurring) are not included in standard costs. Examples include excess/idle capacity not included in standards, abnormal waste or rework, experiments, unallocated production costs, tooling and package design costs.

                  Some of the above costs may be incurred for specific products, e.g., rework, experiments, tooling, but the majority are general to all products produced.

         (c) Inventory adjustments: Consists of charges or credits due to adjustments to inventory concerning revaluation to new standards, stock conversions, capitalized/amortized production variances, shortages or overages, and damage or obsolescence of regular on-hand inventory or products returned by customers.

Each of these charges or credits can be identified to a specific product.

                                 Schedule 1.18

                                 PATENT RIGHTS

                               ATHEROGENICS, INC.
                             U.S. PATENT PORTFOLIO
                                    AGI 1067

                               Updated July 1999

  DOCKET       MATTER NO.             TITLE                SERIAL      FILING       PATENT       ISSUE       RELATED       LAST
   NAME           NO.                                        NO.        DATE          NO.         DATE        CASES       ACTION
----------     ----------   ------------------------     ----------   --------    ---------     --------    ----------   --------
ATH100             105001   Treatment for                07/969,934   10/30/92    5,380,747     01/10/95                 Patented
(EMU110)                    Atherosclerosis and
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH100             105023   Treatment for                08/722,438   10/17/96    5,877,203       3/2/99    FWC of       Patented
DIV                         Atherosclerosis and                                                             08/257,821
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH101             105012   Treatment for                08/486,239   06/07/95    5,792,787      8/11/98    CON of       Patented
DIV CON                     Atherosclerosis and                                                             08/257,821
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH101             105009   Treatment for                08/477,881   06/07/95     5,783,56      7/21/98    DIV of       Patented
DIV2                        Atherosclerosis and                                                             08/240,858
(ATH101                     other Cardiovascular and
DIV2)                       Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105004   Treatment for                08/317,399   10/04/94    5,807,884      9/15/98    CIP of       Patented
EMU110CIP2                  Atherosclerosis and                                                             08/240,858
                            other Cardiovascular and                                                        and CIP of
                            Inflammatory Diseases                                                           07/969,934
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105008   Treatment for                08/483,335   06/07/95    5,811,449      9/22/98    DIV OF       Patented
DIV1                        Atherosclerosis and                                                             08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105028   Treatment for                08/474,530   06/07/95    5,750,351      5/12/98    CON OF       Patented
CON(1)                      Atherosclerosis and                                                             08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105006   Treatment for                08/484,059   06/07/95    5,773,209      6/30/98    CON of       Patented
CON(3)                      Atherosclerosis and                                                             08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105011   Treatment for                08/473,272   06/07/95    5,773,231      6/30/98    CON of       Patented
CON(4)                      Atherosclerosis and                                                             08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH102             105010   Treatment for                08/471,537   06/07/95    5,846,959      12/8/98    CON of       Patented
CON(5)                      Atherosclerosis and                                                             08/317,339
                            other Cardiovascular and
                            Inflammatory Diseases
---------------------------------------------------------------------------------------------------------------------------------
ATH103             105016   Soluble Analogs of Probucol  07/876,557   04/30/92    5,262,439     11/16/93                 Patented
---------------------------------------------------------------------------------------------------------------------------------
[*]                    [*]  [*]                                  [*]        [*]                                                [*]
---------------------------------------------------------------------------------------------------------------------------------
[*]                    [*]  [*]                                  [*]        [*]                                                [*]
---------------------------------------------------------------------------------------------------------------------------------
[*]                    [*]  [*]                                  [*]        [*]                                                [*]
---------------------------------------------------------------------------------------------------------------------------------

                           ATHEROGENICS, INC.
                        FOREIGN PATENT PORTFOLIO
                           Updated July 1999

DOCKET             TITLE            COUNTRY       SERIAL NO.      FILING      PUBLICATION      LAST
NAME &                                                             DATE           NO.         ACTION
------      -------------------     -------       ----------     --------     -----------    ---------
[*]
------------------------------------------------------------------------------------------------------
EMU110      Treatment of            Hungary         P9603041     05/10/95                    Published
CIP(2)      Atherosclerosis and                                                              11/28/97
            other Cardiovascular
105005      and Inflammatory                                                                 Pending
            Diseases
------------------------------------------------------------------------------------------------------
[*]
------------------------------------------------------------------------------------------------------
105015
------------------------------------------------------------------------------------------------------

                                 Schedule 2.1(e)

                             Third Party Agreements


License Agreement between Emory University and Atherogenics, Inc., dated January 11, 1995.

License to the United States Government dated March 27, 1995.

Patent Purchase Agreement between Sampath Parthasarathy, Ph.D. and Atherogenics, Inc., dated April 26, 1995.

                                 Schedule 2.6(h)

                  Development Work to be Performed by Licensor

Pre-clinical:

         [  *  ]

                                 SCHEDULE 2.6(i)

                 ADVERSE EVENT REPORTING PROCEDURES FOR PRODUCTS


         The Parties understand and agree that these procedures are intended to comply with 21 CFR 314.80(b) and 21 CFR 310.305(a) concerning standard written procedures for adverse event reporting in the United States. These procedures may be amended by the Parties at any time, at the request of either Party, to ensure that they fully and accurately reflect the procedures in place for surveillance, receipt, evaluation and reporting of adverse drug experiences by the pharmacovigilance departments of the Parties and comply with applicable laws and regulations in the countries in which the product(s) is marketed and/or is under investigation. In that regard, upon the written request of either Party, the Parties shall meet to renegotiate in good faith, all or some of these procedures. Each Party may request such a meeting no more often than once in any twelve (12) month period.


1.       Definitions:

         (a)      An Adverse Event ("AE") is defined as:

                  i) any experience which is adverse, including what are commonly described as adverse or undesirable experiences, adverse events, adverse reactions, side effects, or death due to any cause associated with, or observed in conjunction with the use of a drug, biological product, or device in humans, whether or not considered related to the use of that product:

                           - occurring in the course of the use of a drug, biological product or device,

                           - associated with, or observed in conjunction with product overdose, whether accidental or intentional,

                           - associated with, or observed in conjunction with product abuse,

                           - associated with, or observed in conjunction with product withdrawal

                  ii) Any significant failure of expected pharmacological or biologic therapeutical action (with the exception of in clinical trials).

         (b) Associated with or related to the use of the drug is defined as: A reasonable possibility exists that the AE was caused by the drug.

         (c)      Expected or unexpected are defined as:

                  i) Expected ("labeled") AE - An AE which is included in the Investigators' Brochure for clinical trials, included in local labeling (e.g., summary of product characteristics) for Marketed Drugs, or in countries with no local labeling, in the Company Core Data Sheet (CCDS).


                  ii) Unexpected ("unlabeled") AE - An AE that does not meet the criteria for an expected AE or an AE which is listed but differs from that event in terms of severity or specificity.

         (d)      IND Holder is defined as: A "Sponsor" as defined in 21 CFR
Part 312.2(b) of an investigational new drug in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

         (e) Life-threatening is defined as: any adverse drug experience that places the patient, in the view of the initial reporter, at immediate risk of death from the adverse drug experience as it occurred, i.e., it does not include an AE that, had it occurred in more severe form, might have caused death.

         (f)      NDA Holder is defined as: An "Applicant" as defined in 21 CFR
Part 314.3(b), for regulatory approval of a Licensed Product in any regulatory jurisdiction, including a holder of a foreign equivalent thereto.

         (g)      Serious or Non-Serious are defined as:

                  i) Any adverse drug experience occurring at any dose that results in any of the following outcomes: Death, a life-threatening adverse drug experience, inpatient hospitalization or prolongation of existing hospitalization, a persistent or significant disability/incapacity, or a congenital anomaly/birth defect. Important medical events that may not result in death, be life-threatening, or require hospitalization may be considered serious when, based upon appropriate medical judgment, they may jeopardize the patient or subject and may require medical or surgical intervention to prevent one of the outcomes listed in this definition. Examples of such medical events include allergic bronchospasm requiring intensive treatment in an emergency room or at home, blood dyscrasias or convulsions that do not result in inpatient hospitalization, or the development of drug dependency or drug abuse.

                  ii) A Non-serious AE is any AE which does not meet the criteria for a serious AE.

         (h) Not associated or unrelated to the use of the drug means it does not meet the definition of "associated."

2. Capitalized terms not defined in this Appendix shall have the meaning assigned thereto in the Agreement.

3.       With respect to all Licensed Products:

                  All initial reports (oral or written) for any and all serious AEs as defined above which become known to either Party (other than from disclosure by or on behalf of the other Party) must be communicated by telephone, telefax or electronically directly to the other Party, NDA Holder, and/or IND Holder (individually and collectively referred to as "Holders") within five (5) calendar days of receipt of the information. Written confirmation of the Serious AE received by the Party should be sent to the other Party and the Holders as soon as it becomes available, but in any event within two (2) business days of initial report of the Serious AE by such Party.

                  All Parties and Holders should exchange Medwatch and/or CIOMS forms and other health authority reports within two (2) business days of submission to any regulatory agency.

                  All initial reports and follow-up information received for all non-serious AEs for marketed Licensed Products which become known to a Party (other than from disclosure by or on behalf of the other Party) must be communicated in writing, by telefax or electronically to the other Party and all Holders on a monthly basis, on Medwatch or CIOMs forms (where possible). All follow-up on any AE reports forwarded to either Party by FDA must be submitted to FDA.

                  Each Party shall coordinate and cooperate with the other whenever practicable to prepare a single written report regarding all Serious AEs, provided, however, that neither Party shall be obligated to delay reporting or any AE in violation of applicable law or regulations regarding the reporting of adverse events.

4.       The Parties further agree that:

         (a) a written report for AEs for animal studies which suggest a potential significant risk for humans shall be forwarded to the other Party within two (2) business days of receipt by the Party making the report,

         (b) each Party will give the other Party a print-out or computer disk of all AEs reported to it relating to Products within the preceding 365 days/calendar year, within thirty (30) days of receipt of a request from the other Party;

         (c) upon request of a Party, the other Party shall make available its AE records relating to Licensed Products (including computer disks) for viewing and copying by the other Party,

         (d) disclosure of information hereunder by a Party to the other Party shall continue as long as either Party continues to clinically test or market product(s) containing Licensed Products or holds an open IND, NDA or foreign equivalent thereto.

         (e) all written regulatory reports, including periodic NDA, annual IND, safety updates, or foreign equivalents thereto, etc. should be sent by a Party to the other Party within 2 business days of submission to the appropriate regulatory agency. The Parties shall agree on a procedure for preparing these reports (e.g. electronic mail, facsimile transmission, overnight service, etc.).

5. Each Party shall diligently undertake the following further obligations where both Parties are or will be commercializing products hereunder and/or performing clinical trials with respect to Licensed Product:

         (a) to immediately consult with the other Party, with respect to the investigation and handling of any serious AE disclosed to it by the other Party or by a third Party, including government agencies, and to allow the other Party to review the serious AE and to participate in the follow-up investigation;

         (b) to immediately advise the other Party of any Product safety communication received from a health authority and consult with the other Party with respect to any proposed change to product warnings, labeling or an Investigator's Brochure involving safety issues, including, but not limited to, safety issues agreed to by the Parties;

         (c) to diligently handle in a timely manner the investigation and resolution of each AE reported to it; and

         (d) to provide the other Party reasonable annual audit rights of its AE reporting system and documentation, upon prior notice, during normal business hours, at the expense of the auditing Party and under customary confidentiality obligations.

         (e) to meet in a timely fashion from time to time as may be reasonably required to implement the adverse event reporting and consultation procedures described in this Appendix, including identification of those individuals in each Party's pharmacovigilance group who will be responsible for reporting to and receiving AE information from the other Party, and the development of a written standard operating procedure with respect to adverse event reporting responsibilities, including reporting responsibilities to investigators;

         (f) where possible, to transmit all data electronically;

         (g) to report to each other any addenda, revisions or changes to this Agreement (e.g., change in territories, local regulations, addition of new licensors/licensees to the agreement, etc.) which might alter the adverse event reporting responsibilities hereunder;

         (h) to utilize English as the language of communication and data exchange between the Parties;

         (i) to develop a system of exchange of documents and information in the event that the Agreement involves more than two Holders.

                                  Schedule 3.2

                       DEFINITION OF SUCCESSFUL COMPLETION

CART STUDY:

         Schering recognizes that Licensor's Phase II Study 027, commonly referred to as the CART Study, is pivotal to the determination of proof-of-activity in man. Determination by the JMC of "successful completion" of this study will be based upon the study achieving all of the following three points, as reflected in the final study report:

         [  *  ]

                                 Schedule 6.2(d)

                                GOVERNMENT RIGHTS


         Pursuant to that certain Assignment agreement between Licensor and Sampath Parthasarathy dated May 2, 1995, U.S. Patent No. 5,262,439 is subject to a license of rights to the United States Government, as specifically set forth in the License to the United States Government attached hereto as Exhibit A.

                                 Schedule 6.2(k)

                             Other VCAM-1 Inhibitors


         [  *  ]

                                  Schedule 9.2

                             ARBITRATION PROVISIONS

         (a) Scope. Subject to and in accordance with the terms of this Agreement and this Schedule 9.2, all differences, disputes, claims or controversies arising out of or in any way connected or related to this Agreement, whether arising before or after the expiration of the Term of this Agreement, and including, without limitation, its negotiation, execution, delivery, enforceability, performance, breach, discharge, interpretation and construction, existence, validity and any damages resulting therefrom or the rights, privileges, duties and obligations of the Parties under or in relation to this Agreement (including any dispute as to whether an issue is arbitrable) shall be referred to binding arbitration in accordance with the rules of the American Arbitration Association, as in effect at the time of the arbitration.

         (b) Parties to Arbitration. For the purposes of each arbitration under this Agreement, Schering shall constitute one party to the arbitration and Licensor shall constitute the other party to the arbitration.

         (c) Notice of Arbitration. A Party requesting arbitration hereunder shall give a notice of arbitration to the other Party containing a concise description of the matter submitted for arbitration, including references to the relevant provisions of the Agreement and a proposed solution (a "Notice of Arbitration"). Notice of Arbitration shall be delivered to the other Party in accordance with Section 9.7 of the Agreement.

         (d) Response. The non-requesting Party must respond in writing within forty-five (45) days of receiving a Notice of Arbitration with an explanation, including references to the relevant provisions of the Agreement and a response to the proposed solution and suggested time frame for action. The non-requesting Party may add additional issues to be resolved.

         (e) Meeting. Within fifteen (15) days of receipt of the response from the non-requesting Party pursuant to Paragraph (d), the Parties shall meet and discuss in good faith options for resolving the dispute. The requesting Party must initiate the scheduling of this resolution meeting. Each Party shall make available appropriate personnel to meet and confer with the other Party during such fifteen-(15) day period.

         (f) Selection of Arbitrator. Any and all disputes that cannot be resolved pursuant to Paragraphs (c), (d) and (e) shall be submitted to an arbitrator (the "Arbitrator") to be selected by mutual agreement of the Parties. The Arbitrator shall be a retired judge of a state or federal court, to be chosen from a list of such retired judges to be prepared jointly by the Parties, with each Party entitled to submit the names of three such retired judges for inclusion in the list. No Arbitrator appointed or selected hereunder shall be an employee, director or shareholder of, or otherwise have any current or previous relationship with, any Party or its respective Affiliates. If the Parties fail to agree on the selection of the Arbitrator, the Arbitrator shall be designated by a judge of the Federal District Court in New York upon application by either Party.

         (g) Powers of Arbitrator. The Arbitrator may determine all questions of law and jurisdiction (including questions as to whether a dispute is arbitrable) and all matters of procedure relating to the arbitration. The Arbitrator shall have the right to grant legal and equitable relief (including injunctive relief) and to award costs (including reasonable legal fees and costs of arbitration) and interest. Nothing contained herein shall be construed to permit the Arbitrator to award punitive, exemplary or any similar damages.

         (h) Arbitration Procedure. In the event that Schering is the Party requesting arbitration, the arbitration shall take place in the State of Georgia, unless otherwise agreed by the Parties, at such place and time as the Arbitrator may fix for the purpose of hearing the evidence and representations that the Parties may present. In the event that Licensor is the Party requesting arbitration, the arbitration shall take place in the State of New Jersey, unless otherwise agreed by the Parties, at such place and time as the Arbitrator may fix for the purpose of hearing the evidence and representations that the Parties may present. The arbitration proceedings shall be conducted in the English language. The law applicable to the arbitration shall be the law of the State of New Jersey. No later than twenty (20) business days after hearing the representations and evidence of the Parties, the Arbitrator shall make its determination in writing and deliver one copy to each of the Parties.

         (i) Discovery and Hearing. During the meeting referred to in Paragraph
(e), the Parties shall negotiate in good faith the scope and schedule of discovery, relating to depositions, document production and other discovery devices, taking into account the nature of the dispute submitted for resolution. If the Parties are unable to reach agreement as to the scope and schedule of discovery, the Arbitrator may order such discovery as it deems necessary. To the extent practicable taking into account the nature of the dispute submitted for resolution, such discovery shall be completed within sixty (60) days from the date of the selection of the Arbitrator. At the hearing, which shall commence within twenty (20) days after completion of discovery unless the Arbitrator otherwise orders, the Parties may present testimony (either live witness or deposition), subject to cross-examination, and documentary evidence. To the extent practicable taking into account the nature of the dispute submitted for resolution and the availability of the Arbitrator, the hearing shall be conducted over a period not to exceed thirty (30) consecutive business days, with each Party entitled to approximately half of the allotted time unless otherwise ordered by the Arbitrator. Each Party shall have sole discretion with regard to the admissibility of any evidence and all other matters relating to the conduct of the hearing.

         (j) Witness Lists. At least twenty (20) business days prior to the date set for the hearing, each Party shall submit to the other Party and the Arbitrator a list of all documents on which such Party intends to rely in any oral or written presentation to the Arbitrator and a list of all witnesses, if any, such Party intends to call at such hearing and a brief summary of each witness' testimony. At least five (5) business days prior to the hearing, each Party must submit to the Arbitrator and serve on each other Party a proposed findings of fact and conclusions of law on each issue to be resolved. Following the close of hearings, the Parties shall each submit such post-hearing briefs to the Arbitrator addressing the evidence and issues to be resolved as may be required or permitted by the Arbitrator.

         (k) Confidentiality. The arbitration proceedings shall be confidential and, except as required by law, no Party shall make, or instruct the Arbitrator to make, any public announcement with respect to the proceedings or decision of the Arbitrator without the prior written consent of the other Party. The existence of any dispute submitted to arbitration and the award of the Arbitrator shall be kept in confidence by the Parties and the Arbitrator, except as required in connection with the enforcement of such award or as otherwise required by law.

         (l) Awards and Appeal. Subject to the provisions of this Schedule 9.2, the decision of the Arbitrator shall be final and binding upon the Parties in respect of all matters relating to the arbitration, the conduct of the Parties during the proceedings, and the final determination of the issues in the arbitration. There shall be no appeal from the final determination of the Arbitrator to any court, except in the case of fraud or bad faith on the part of the Arbitrator or any Party to the arbitration proceeding in connection with the conduct of such proceedings. Judgment upon any award rendered by the Arbitrator may be entered in any court having jurisdiction thereof.

         (m) Costs of Arbitration. The costs of any arbitration hereunder shall be borne by the Parties in the manner specified by the Arbitrator in its determination.

         (n) Performance of the Agreement. During the pendency of the arbitration proceedings, the matter which is the subject of such arbitration proceedings shall be performed by the Parties (A) in the manner determined by Schering in its sole discretion if it is a matter relating to Schering's development of Licensed Product, and (B) in the manner determined by Licensor in its sole discretion if it is a matter involving payment of License Fees under
Section 3.1 and royalty payments under Sections 3.2 or 3.3. Notwithstanding the foregoing, in the event that Schering makes payments pursuant to Sections 3.1,
3.2 or 3.3 and it is subsequently determined by the Arbitrator that Schering was not required to make such payment(s) then Licensor shall promptly repay to Schering all such payments. Further notwithstanding the foregoing, the time periods set forth in Section 2.6(b) of the Agreement shall be suspended during the pendency of the arbitration proceedings. For purposes of this Paragraph (n) the term "pendency of the arbitration proceeding" shall mean the period starting on the date on which arbitration proceedings are commenced by a Party in accordance with Paragraph (c) of this Schedule 9.2 and ending on the date on which the Arbitrator delivers its final determination in writing to the Parties.